     As filed with the Securities and Exchange Commission on August 25, 2000
                                                             ---------------
                                              1933 Act Registration No. 33-72424
                                              1940 Act Registration No. 811-8194

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                                                                    -
         Pre-Effective Amendment No.
                                     --                             -
         Post-Effective Amendment No. 19                            X
                                      --                            -

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X
                                                                    -
         Amendment No. 21                                           X
                       --                                           -

                        (Check appropriate box or boxes.)

                            FINANCIAL INVESTORS TRUST
                            -------------------------
               (Exact name of Registrant as Specified in Charter)

                          370 17th Street, Suite 3100
                                Denver, CO 80202
                                ----------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 623-2577
                                                           --------------

                           Russell C. Burk, Secretary
                            Financial Investors Trust
                           370 17th Street, Suite 3100
                                Denver, CO 80202
                                ----------------
                     (Name and Address of Agent of Service)

                                    Copy to:

                              Lester Woodward, Esq.
                           Davis, Graham & Stubbs LLP
                           370 17th Street, Suite 4700
                                Denver, CO 80202

Approximate Date of Proposed Public Offering:   As soon as practicable after the
                                                effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

        immediately upon filing pursuant to paragraph (b)
---
 X      on August 28, 2000, pursuant to paragraph (b)
---
        60 days after filing pursuant to paragraph (a) (1)
---
        on ____________, pursuant to paragraph (a) (1)
---
        75 days after filing pursuant to paragraph (a) (2)
---
        on (date) pursuant to paragraph (a) (2)
---

If appropriate, check the following box:

_ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

Registrant registered an indefinite number of shares pursuant to regulation 24f-2 under the Investment Company Act of 1940 on July 21, 1999.

                            QUALITY BOND FUND
     [LOGO]                    PROSPECTUS
                             AUGUST 28, 2000

 A CLASS ABOVE


[GRAPHIC]


  AS WITH OTHER MUTUAL FUNDS, THE
     SECURITIES AND EXCHANGE
  COMMISSION HAS NOT APPROVED OR
 DISAPPROVED THIS FUND'S SHARES OR
     DETERMINED WHETHER THE
 INFORMATION IN THIS PROSPECTUS IS
   ACCURATE OR COMPLETE. ANYONE
    WHO TELLS YOU OTHERWISE IS
       COMMITTING A CRIME.

                           TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Investment Objective, Principal Strategies and Risks...............................1

Performance........................................................................2

Fees and Expenses of the Fund......................................................3

Investment Details.................................................................3

Who Manages the Fund?..............................................................5

How Do I Invest in the Fund?.......................................................7

Financial Highlights..............................................................11

Appendix.........................................................................A-1

Additional Information about the Fund.....................................Back Cover

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS


INVESTMENT OBJECTIVE -- The Aristata Quality Bond Fund ("the Fund") seeks to provide investors with as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal market conditions, the Adviser currently intends to invest at least 65% of the Fund's assets in U.S. Government obligations, corporate debt obligations, and mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or securities that the Adviser determines are of comparable quality. The balance of the Fund's assets will be invested in investment-grade securities. Investment-grade securities are generally of medium to high quality. Unrated securities deemed to be of comparable quality to the rated securities listed above will not exceed 10% of the value of the total assets of the Fund.

PRINCIPAL INVESTMENT RISKS -- The principal risks of investing in this Fund are:

- INTEREST RATE RISK: When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities.

- CREDIT RISK: The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- CALL RISK: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- EXTENSION RISK: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities.

- LIQUIDITY RISK: The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them, or that it may be difficult for the Fund to sell the investment for the value the Fund has placed on it.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ADDITIONALLY, THE VALUE OF THE FUND'S SHARES, LIKE BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR IN THE FUND COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.

For more information about the risk factors identified above, please refer to the section entitled "INVESTMENT DETAILS" later in this Prospectus. The Statement of Additional Information ("SAI") contains more specific information about the risks associated with investing in the Fund.

------------------------------------------------------------------------------
                                FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:
-  U.S. Government Obligations
-  Corporate Debt Obligations

INVESTMENT ADVISER (THE "ADVISER"):
-  Tempest, Isenhart, Chafee, Lansdowne
   & Assoc., Inc.

DISTRIBUTOR:
-  ALPS Mutual Funds Services, Inc.
   ("ALPS")
-------------------------------------------------------------------------------


---------------------------------------------------------------------------  1

SHOULD I INVEST IN THE ARISTATA QUALITY BOND FUND?

The Fund may be appropriate for you if:

- You are seeking a high level of current income as is consistent with the preservation of capital.
- You are seeking higher potential returns than money market funds and you can tolerate the risks associated with investing in fixed income securities.
- You have a longer term investment perspective and are prepared to maintain your investment in the Fund for several years.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Fund. Both the bar chart and the table show the variability the Fund has experienced in its performance in the past. THE PAST PERFORMANCE OF THE FUND DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance shown in the bar chart reflects the expenses associated with those shares from year to year.

------------------------------------------------------------------------------
WHAT IS THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX?

The Lehman Brothers Government/Credit Index is an unmanaged index that is a broad measure of bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
------------------------------------------------------------------------------


                                  TOTAL RETURN
[CHART]

                                  12/31/99    (0.68%)

The Fund's best return for a calendar quarter was 4.09% in the third quarter of 1998, and the lowest return for a calendar quarter was (0.76%) in the second quarter of 1999. The year-to-date return as of June 30, 2000, was 2.78%.

The following table lists the Fund's average year-by-year return over the past one year period and since the inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Lehman Brothers Government/Credit Index.


                       AVERAGE ANNUAL TOTAL RETURN
                (for the period ended December 31, 1999)

------------------------------------------------------------------------------
                                                               SINCE INCEPTION
                                           1 YEAR                  (3/2/98)
------------------------------------------------------------------------------
ARISTATA QUALITY BOND FUND                 (0.68)%                  3.06%
------------------------------------------------------------------------------
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX    (2.15)%                  3.14%
------------------------------------------------------------------------------


2  ---------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                   --------------------------------------------------
                   SHAREHOLDER FEES
                   (fees paid directly from your investment)
                   --------------------------------------------------
                   Maximum Sales Load                            None
                   --------------------------------------------------
                   Maximum Deferred Sales Charge                 None
                   --------------------------------------------------
                   Redemption Fee                                None
                   --------------------------------------------------
                   Exchange Fee                                  None
                   --------------------------------------------------


-------------------------------------------------------------------------------
                     ANNUAL FUND OPERATING EXPENSES
              (expenses that are deducted from Fund Assets)
                   (For the year ended April 30, 2000)
         ---------------------------------------------------------
           Management Fees                                 0.50%
         ---------------------------------------------------------
           Distribution (12b-1) Fees                        None
         ---------------------------------------------------------
           Other Expenses                                  0.25%
         ---------------------------------------------------------
           Total Annual Fund Operating Expenses            0.75%*
         ---------------------------------------------------------

  *The Adviser has agreed to waive that portion of its fee to the extent necessary for the Fund to maintain an expense ratio of not more than 0.70% of average net assets of the Fund. This waiver may be cancelled at any time by the Adviser.
-------------------------------------------------------------------------------

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that total annual operating expenses set forth above are incurred. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                ----------------------------------------------------------------
                                   ONE YEAR        THREE YEARS       FIVE YEARS        TEN YEARS
------------------------------------------------------------------------------------------------
ARISTATA QUALITY BOND FUND            $77             $240              $417             $930
------------------------------------------------------------------------------------------------

INVESTMENT DETAILS

INVESTMENT OBJECTIVE -- The Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Adviser currently intends to invest at least 65% of the Fund's assets in U.S. Government obligations, corporate debt obligations, mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or securities that the Adviser determines are of comparable quality. The balance of the Fund's assets will be invested in investment-grade securities. Investment-grade securities are generally of medium to high quality. Unrated securities deemed to be of comparable quality to the rated securities listed above will not exceed 10% of the value of the total assets of the Fund.

--------------------------------------------------------------------------------
WHAT IS MEANT BY "AVERAGE PORTFOLIO MATURITY?"

The stated maturity of a bond is the date the issuer must repay the bond's entire principal value to an investor. The Fund has no limitations on maturity of individual investments or on average portfolio maturity. Average portfolio maturity refers to the average of the maturities of the securities, with each maturity "weighted" in relation to the portfolio assets.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------  3

The Adviser seeks to maximize current income as is consistent with preservation of capital by assembling and maintaining a portfolio of "Quality" income producing obligations that the Adviser believes is best positioned to achieve the investment objective of the Fund while still maintaining the credit and risk tolerances established for the Fund. Quality income producing obligations are those obligations that are rated within the four highest rating categories of an NRSRO or, if unrated by an NRSRO, obligations that the Adviser has determined are of comparable quality. In selecting individual securities for the Fund, the Adviser evaluates a number of factors concerning the security, including: the issuer's creditworthiness, the terms and conditions of the security, and the current price of the security compared to other issues of comparable quality, size, and rating.

The Fund has no stated restrictions on average portfolio maturity. Accordingly, in selecting investments for the Fund, the Adviser is free to select securities that, in its judgment are coincident with its view as to the trend of interest rate levels in the future and the maturities which would most benefit from that expected trend. Thus, the Fund may, from time to time, have a greater or lesser average portfolio maturity than other comparable funds.

The Fund may also, from time to time, engage in the following investment practices or techniques:

BORROWING FROM BANKS. The Fund may borrow money from banks (up to 30% of the Fund's total assets) for temporary or emergency purposes.

LENDING SECURITIES. The Fund may temporarily lend up to 30% of its Fund securities to broker-dealers and institutions, but only when the loans are fully collateralized.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In response to these adverse conditions, the Fund may invest without limit in short-term money market securities, including, but not limited to, U.S. Government obligations, commercial paper and certificates of deposit. As a result of these temporary positions, the Fund may not achieve its investment objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES - The Fund invests exclusively in the following types of securities:

CORPORATE DEBT OBLIGATIONS: Corporate debt obligations include bonds, notes, debentures, and other obligations of corporate entities.

U.S. GOVERNMENT OBLIGATIONS: U.S. government obligations are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. There is no guarantee that the government will support these types of obligations, and, therefore, they involve more risk than other government obligations backed by the full faith and credit of the U.S. Government.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Typically, mortgage-backed securities issued by private entities do not have the same credit standing as mortgage-backed securities issued or guaranteed by the U.S. Government.

ASSET-BACKED SECURITIES: Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS: Repurchase agreements involve the purchase of a security by a purchaser and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the purchaser at a specified date or on demand. This technique offers a method of earning income on idle cash. Reverse repurchase agreements involve the sale of a security to another party (generally a bank or dealer) in return for cash and an agreement to buy the security back at a specified price and time.

For more information about the securities in which the Fund invests, please refer to the Appendix to this Prospectus and the SAI.


4  -----------------------------------------------------------------------------

WHO MANAGES THE FUND?


Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., ("Tempest, Isenhart") acts as the investment adviser to the Fund under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

The Adviser utilizes a team management system for the Fund. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Fund's management.

The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of Tempest, Isenhart, and its Chief Investment Officer since 1988. The Fund's other key investment management team members include:
Robert J. Alder, CFA, J. Jeffrey Dohse, Giles R. A. Fox, CFA, Barbara Grummel and Greg H. Thompson, CFA.

Mr. Lansdowne earned both his B.S. (1969) and his M.B.A. (1972) from the University of Denver. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined Tempest, Isenhart in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He later joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing large corporate pension plans. Immediately prior to joining the Adviser, he was Senior Vice President and Director of Research for Financial Programs Mutual Funds and for its subsidiary for privately-managed accounts, Financial Trust Company.

Mr. Alder earned his B.S. from the University of Colorado in 1969. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. His investment management career began in 1969 as a portfolio manager and analyst with the Trust Investment Division of the First National Bank of Denver. In 1977, he joined the Trust Investment Division of Colorado National Bank and became head of the department in 1982. In 1987, he was instrumental in creating Colorado National Bank's wholly-owned registered investment advisory subsidiary, Colorado Capital Advisors, and was President of that subsidiary until 1993, when he joined the Adviser in his current capacity as Executive Vice President.

Mr. Dohse earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining Tempest Isenhart in 1983. He began his career with American National Bank & Trust Company in Chicago as a management trainee involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining the Adviser, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios.

Mr. Fox earned his B.A. from the University of Western Ontario in 1986 and his M.B.A. from the University of Virginia in 1990. He was awarded the Chartered Financial Analyst (CFA) designation in 1995. Mr. Fox joined Tempest Isenhart in 2000. His investment career began in 1990 as a senior analyst/financial forecaster with the Bank of Nova Scotia in Toronto, Canada. Upon moving to Denver in 1994, Mr. Fox served as Vice President-Research with Corinthian Capital, an investment firm specializing in small cap value stocks. In 1999, Mr. Fox joined Denver Investment Advisors, LLC as a senior analyst with their small and large cap value funds.

Ms. Grummel earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Immediately prior to joining the Adviser she was Executive Vice President with Lord Abbett and Company, a New York based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed income portfolio management and new business development. Ms. Grummel is the lead portfolio manager for the Aristata Quality Bond Fund.

Mr. Thompson earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1988. He joined the Adviser in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado and twelve years with Page T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.


---------------------------------------------------------------------------   5

For the advisory services it provides to the Fund, Tempest, Isenhart receives from the Fund a monthly fee, based on average daily net assets, at the annual rate of 0.50%.

ADVISER'S PRIOR FIXED INCOME PERFORMANCE. Although the Adviser did not manage a registered investment company prior to March 2, 1998 (the date the Fund commenced operations), the Adviser has been providing investment advisory services to certain institutional clients since 1976. Substantially all of the initial investors in the Fund previously were investors in certain unregistered commingled investment pools advised by the Adviser (the "Pools") that were converted into the Fund.

The performance information presented below represents the performance of those Pools which had investment objectives, policies, and strategies substantially similar to those of the Fund. However, the Pools were not subject to certain limitations imposed on registered investment companies by the 1940 Act and the Internal Revenue Code (the "Code"). If the Pools had been subject to the limitations of the 1940 Act and the Code, the performance of the Pools may have been reduced. THE PAST PERFORMANCE INFORMATION PRESENTED BELOW DOES NOT INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

                                Assets Included in       Adviser's Fixed-Income       Lehman Brothers
                              Adviser's Fixed-Income         Performance(2)             Gov't/Credit
           Year(1)                 Performance     Before Waivers    After Waivers    Index Return(3)
           -------                 -----------     --------------    -------------    ----------------
           1976(4)                    $968,179            4.94%         4.97%               6.00%
           1977                     $1,445,191            2.06%         2.11%               3.00%
           1978                     $2,009,274           -2.75%        -2.70%               1.20%
           1979                     $2,420,222           -6.05%        -6.01%               2.30%
           1980                     $3,454,650           -5.34%        -5.29%               3.10%
           1981                     $5,447,729            3.66%         3.71%               7.30%
           1982                     $8,763,872           34.76%        34.76%              31.10%
           1983                     $9,312,049            7.47%         7.53%               8.00%
           1984                    $12,254,388           14.82%        14.88%              15.00%
           1985                    $15,825,978           28.57%        28.37%              21.30%
           1986                    $21,717,302           20.69%        20.75%              15.60%
           1987                    $21,136,741           -4.12%        -4.07%               2.30%
           1988                    $23,312,790           10.24%        10.29%               7.60%
           1989                    $30,805,533           21.29%        21.35%              14.00%
           1990                    $29,695,223            2.90%         2.95%               8.30%
           1991                    $32,838,982           19.36%        19.42%              16.10%
           1992                    $35,641,126            8.50%         8.55%               7.60%
           1993                    $39,889,055           13.55%        13.61%              11.20%
           1994                    $39,788,637           -6.21%        -6.16%              -3.50%
           1995                    $46,617,593           20.96%        21.02%              19.25%
           1996                    $48,554,576            2.38%         2.43%               2.91%
           1997                    $56,287,947            8.41%         8.47%               9.75%

                                PRIOR PERFORMANCE
                           AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------------------------------------------------------------
                                                      Adviser's Fixed-Income       Lehman Brothers
                                                          Performance(2)             Gov't/Credit
                                                 Before Waivers    After Waivers    Index Return(3)
                                                 --------------    -------------    ---------------
  For 5 Years Ended 1997(1)                            7.41%         7.47%               7.64%
  For 10 Years Ended 1997(1)                           9.80%         9.86%               9.14%
  Since Inception (August 31, 1976)                    8.81%         8.85%               9.55%
---------------------------------------------------------------------------------------------------


(1)       All periods are ended December 31.
(2) The annual total returns achieved by the Pools as presented above reflects the annual operating expenses of the Fund and is calculated in accordance with SEC guidelines. The performance information in the first column reflects the weighted average of the performance of the Pools and has been restated to reflect a total expense ratio of .75% which is the gross expense ratio that the Fund experienced for the fiscal period ended April 30, 2000 and which reflects a management fee of .50% of average net assets. The performance information in the second column has been restated to reflect a total expense ratio of .70% which reflects certain voluntary fee waivers and/or expense reimbursements. These waivers and/or reimbursements may be modified or terminated at any time.

6  -----------------------------------------------------------------------------

(3) The Lehman Brothers Government/Credit Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage backed and asset backed securities. The Lehman Brothers Government/Credit Index is not a mutual fund, and you cannot invest in it directly. Also, the performance of the Lehman Brothers Government/Credit Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.
(4) Data reflects performance for the period August 31, 1976 to December 31, 1976 only.


HOW DO I INVEST IN THE FUND?


HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund through an authorized broker or investment adviser, or directly from the Fund. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Orders transmitted to the Fund in proper form prior to theclose of trading (normally 4:00 p.m. Eastern
Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application. The Fund reserves the right to reject any purchase.

MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $2,000, including Individual Retirement Accounts ("IRA") purchases. Any subsequent investments must be at least $50, including IRA investments. All initial investments should be accompanied by a completed Account Application. You may obtain additional Account Applications by calling the Fund at 1-800-644-8595. In order to establish an IRA, you must complete a separate application that you can obtain by calling the Fund.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

Shares are available to new and existing shareholders through authorized brokers and investment advisers. Simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of its trading (which is normally 4:00 p.m. Eastern Time), will become effective that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below.

BY MAIL. Make your check payable to the ARISTATA QUALITY BOND FUND and mail it, along with the Account Application (if your purchase is an initial investment), to the address indicated on the Account Application. Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks.

BY BANK TRANSFER. After you have established an account with the Fund, a bank transfer will allow you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. To use this service, you must select this option on your Account Application. You also will need an account with a bank that provides bank transfer services. (Your bank may charge you a fee for this service.) Once you have established this option, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the initial authorization for the transfer to occur.

BY WIRE. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

         State Street Bank & Trust Co.
         ABA# 011000028
         Aristata Quality Bond Fund
         Credit DDA# 22404081
         (Account Registration)
         (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Account Application. When you participate in this program, the minimum initial investment in each Fund is $250. You


----------------------------------------------------------------------------- 7
may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-800-644-8595 at least three business days prior to your next scheduled investment date.

The Fund may at its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "HOW ARE FUND SHARES VALUED?" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form.

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communications during such times.

The Fund may modify or terminate its redemption services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. For your protection, redemptions may be suspended for a period of 15 days following an address change.

You can redeem your shares directly from the Fund using any of the methods described below.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

     -    your account number and account registration;

     -    the Fund name from which you are redeeming shares;

     -    the amount to be redeemed; and

     -    an authorized signature(s).

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-800-644-8595. You should be prepared to give the telephone representative the following information:

     - your account number, social security or tax identification number and account registration;

     -    the Fund name from which you are redeeming shares; and

     -    the amount to be redeemed.

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.


8 -----------------------------------------------------------------------------

You cannot redeem shares held in IRAs using the telephone.

BY WIRE. You may instruct the Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include:

     - your account number and account registration;

     - the Fund name from which you are redeeming shares;

     - the amount to be redeemed; and

     - an authorized signature(s).

Wire and bank transfer redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares in one Fund for shares in another Aristata Fund. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur. A prospectus for any Aristata Fund offered can be obtained without charge by writing to the Fund at the address listed on the back cover of this Prospectus. A shareholder may not exchange shares of one Fund for shares of another Fund if that Fund is not qualified for sale in the state of the shareholder's residence. Please call the Fund at 1-800-644-8595 to see if the fund you are interested in is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Aristata Funds may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege. For your protection, exchanges may be suspended for a period of 15 days following an address change.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include:

     - your account number and account registration;

     - the Fund from and the Fund into which you wish to exchange your investment;

     - the dollar or share amount you wish to exchange; and

     - an authorized signature(s).

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Account Application, you may exchange Fund shares by telephone by simply calling the Fund at 1-800-644-8595. You should be prepared to give the telephone representative the following information:

     - your account number, social security or tax identification number and account registration;

     - the name of the Fund from and the Fund into which you wish to exchange your investment; and

     - the dollar or share amount you wish to exchange.

The conversation may be recorded to protect you and the Fund. See the section entitled "REDEEMING YOUR SHARES DIRECTLY FROM THE FUND - BY TELEPHONE" earlier in this Prospectus for a discussion of telephone transactions.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund.


----------------------------------------------------------------------------   9

Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $2,000.
Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 1-800-644-8595 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

HOW ARE FUND SHARES VALUED?

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern
Time) each day that the Exchange is open.

When the Fund calculates the share price for the Fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided upon by the Trustees of the Fund.

For more information please refer to the SAI.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcomig distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

CONVERSION OF THE FUND. On or before March 2, 1998, common trust and collective investment fund assets ("pools") managed by the Adviser contributed assets to the Fund in exchange for shares of the Fund. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from the pools for shares of the Fund ("reorganizing shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). The historical tax cost basis of the pool assets carried forward to the Fund. Therefore, if appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Fund even though the value of their investment in the Fund may not have increased. The effect on shareholders who transferred into the Fund would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, reorganizing shareholders who transferred into the Fund will be unable to utilize the loss to offset gains, but, because the transfer itself did not result in any realized gains (or losses), the inability of shareholders who transferred into the Fund to utilize unrealized losses will have no immediate tax effect. New shareholders, to the extent that unrealized losses are realized by the Fund, may benefit by any reduction in net tax liability attributable to the losses.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.


10  ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 1-800-644-8595.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                                                                ARISTATA QUALITY BOND FUND
                                                            -------------------------------------------------------------------
                                                                                                             For the Period
                                                                         For the Year Ended                  March 2, 1998
                                                                 April 30, 2000        April 30, 1999      to April 30, 1998
                                                            -------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                                $9.88                 $9.97                 $10.00
                                                            -------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.59                  0.62                   0.10
  Net realized and unrealized loss on investments                    (0.57)                (0.08)                 (0.03)
                                                            -------------------------------------------------------------------
  Total income from investment operations                             0.02                  0.54                   0.07
                                                            -------------------------------------------------------------------

Distributions:
  From net investment income                                         (0.58)                (0.61)                 (0.10)
  From net realized gain                                              -                    (0.02)                  -
                                                            -------------------------------------------------------------------
  Total distributions                                                (0.58)                (0.63)                 (0.10)
                                                            -------------------------------------------------------------------
Net asset value - end of period                                      $9.32                 $9.88                  $9.97
                                                            ===================================================================
TOTAL RETURN                                                          0.28%                 5.49%                  0.69%
                                                            ===================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                                    $42,408               $51,980                $57,510
                                                            ===================================================================
Ratio of expenses to average net assets                               0.68%                 0.65%                  0.65%(1)
                                                            ===================================================================
Ratio of net investment income to
  average net assets                                                  6.16%                 6.10%                  6.00%(1)
                                                            ===================================================================
Ratio of expenses to average net
  assets without fee waivers                                          0.75%                 0.76%                  0.83%(1)
                                                            ===================================================================
Ratio of net investment income to
  average net assets without fee waivers                              6.10%                 5.99%                  5.82%(1)
                                                            ===================================================================
Portfolio turnover rate                                              10.06%                 9.79%                 11.44%(1)
                                                            ===================================================================

(1)  Annualized


---------------------------------------------------------------------------  11

APPENDIX


ADDITIONAL, NON-PRINCIPAL, INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information provides a brief description of the securities in which the Fund may invest and the transactions it may make. The Fund is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Fund's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Fund may buy and sell obligations on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's share price, yield, and return. Ordinarily, the Fund will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may invest up to 15% of its assets in illiquid investments and private placements.

RESTRICTED SECURITIES. The Fund may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Fund's investment limitations. Investing in restricted securities could have the effect of increasing the level of Fund illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. The Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Fund may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.


A-1  --------------------------------------------------------------------------

                ADDITIONAL INFORMATION ABOUT THE FUND

If you would like more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


    ===========================================================================
          TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL
     REPORT FOR THE FUND FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT
       THE FUND AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO ALPS
     MUTUAL FUNDS SERVICES AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO
                  80202 OR CALL ALPS AT 1-800-644-8595.
    ===========================================================================


INVESTMENT ADVISER
Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc.
1380 Lawrence Street
Suite 1050
Denver, CO 80204                        ARISTATA FUNDS

ADMINISTRATOR & DISTRIBUTOR             - Are NOT insured by the FDIC, a
ALPS Mutual Funds Services, Inc.          bank or any agency of the U.S.
370 Seventeenth Street                    Government.
Suite 3100                              - Are NOT bank deposits or
Denver, CO  80202                         other obligations of or guaranteed
                                          by a bank.
                                        - Involve investment risks, including
                                          the possible loss of the principal
                                          amount invested.



[LOGO]
    MUTUAL FUNDS SERVICES
    MEMBER NASD

SPONSOR AND DISTRIBUTOR               Investment Company Act File No. 811-08194

[LOGO]                           EQUITY FUND
A CLASS ABOVE                    PROSPECTUS
                               AUGUST 28, 2000



[GRAPHIC]



AS WITH OTHER MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED OR
DISAPPROVED THIS FUND'S SHARES OR
DETERMINED WHETHER THE
INFORMATION IN THIS PROSPECTUS IS
ACCURATE OR COMPLETE. ANYONE
WHO TELLS YOU OTHERWISE IS
COMMITTING A CRIME.

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
Investment Objective, Principal Strategies and Risks............      1

Performance.....................................................      2

Fees and Expenses of the Fund...................................      3

Investment Details..............................................      3

Who Manages the Fund?...........................................      5

How Do I Invest in the Fund?....................................      7

Financial Highlights............................................      12

Appendix........................................................     A-1

Additional Information about the Fund.........................Back Cover



No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The Aristata Equity Fund (the "Fund") seeks to provide investors with long-term growth of capital and dividend income by investing primarily in common stocks and securities convertible into common stocks.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal market conditions, the Adviser currently intends to invest at least 80% of the Fund's assets in domestic common stocks, preferred stocks, and other securities that are convertible into common stock. Additionally, the Fund may invest in investment grade fixed-income securities, cash, and short-term fixed-income securities that are considered to be cash equivalents. The Fund may also invest up to 10% of its total assets in securities of foreign issuers, whose securities may trade in U.S. or foreign markets. The Fund Adviser follows a strategy that first attempts to identify undervalued industry groups within the stock market. The Adviser then employs this "Value" investment style by selecting companies within particular industries that appear most attractive from a valuation standpoint. The Adviser applies this "Value" investment style by investing in a diversified portfolio of stocks that include seasoned large, medium and small companies. Undervalued stocks are generally out of favor with investors and consequently trade at prices below what the Adviser feels the stocks are worth in relation to earnings, book value, historical valuations and/or comparable companies in the industry.

PRINCIPAL INVESTMENT RISKS -- The principal risks of investing in this Fund are:

- STOCK MARKET RISK -- The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if an assessment of a company's potential is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.

- INVESTMENT STYLE RISK -- Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund's value style of investing, the Fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ADDITIONALLY, THE VALUE OF THE FUND'S SHARES, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR IN THE FUND COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.

For more information about the risk factors identified above, please refer to the section entitled "INVESTMENT DETAILS" later in this Prospectus. The SAI contains more specific information about the risks associated with investing in the Fund.

SHOULD I INVEST IN THE ARISTATA EQUITY FUND?

The Fund may be appropriate for you if:

- You are seeking an investment that aims to provide capital appreciation over the long term.

- You can tolerate price fluctuations and volatility that are inherent in investing in a broad-based stock mutual fund.

- You wish to add a common stock fund to your existing investment portfolio.

-------------------------------------------------------------------------------
FUND FACTS

GOAL;
To provide investors with long-term growth of capital and dividend income

PRINCIPAL INVESTMENTS:
- Common Stocks
- Convertible Securities
- Fixed-income Securities

INVESTMENT ADVISER (THE "ADVISER"):
- Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc.

DISTRIBUTOR:
- ALPS Mutual Funds Services, Inc. ("ALPS")
-------------------------------------------------------------------------------


----------------------------------------------------------------------------  1

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Fund. Both the bar chart and the table show the variability the Fund has experienced in its performance in the past. THE PAST PERFORMANCE OF THE FUND DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance shown in the bar chart reflects the expenses associated with those shares from year to year.

-------------------------------------------------------------------------------
WHAT IS THE STANDARD & POOR'S 500 INDEX?

The Standard & Poor's 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally respresentative of the U.S. Stock Market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
-------------------------------------------------------------------------------


                                     TOTAL RETURN

                               12/31/99           6.78%

The Fund's best return for a calendar quarter was 14.90% for the second quarter of 1999, and the lowest return for a calendar quarter was(9.29%) for the third quarter of 1999. The year-to-date return as of June 30, 2000, was 2.41%.

The following table lists the Fund's average year-by-year return over the past one year period and since the inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Standard & Poor's 500 Index.

-------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                 (FOR THE PERIOD ENDED DECEMBER 31, 1999)

-------------------------------------------------------------------------------
                                                     SINCE INCEPTION
                                     1 YEAR              (3/2/98)
-------------------------------------------------------------------------------
ARISTATA EQUITY FUND                  6.78%                  7.03%
-------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX          20.99%                 21.78%
-------------------------------------------------------------------------------


2  ----------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------
     SHAREHOLDER FEES
     (fees paid directly from your investment)
-------------------------------------------------------------------------------
     Maximum Sales Load                            None
-------------------------------------------------------------------------------
     Maximum Deferred Sales Charge                 None
-------------------------------------------------------------------------------
     Redemption Fee                                None
-------------------------------------------------------------------------------
     Exchange Fee                                  None
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
                 expenses that are deducted from Fund Assets
                     for the year ended April 30,2000
-------------------------------------------------------------------------------

  Management Fees                                 0.85%
-------------------------------------------------------------------------------
  Distribution (12b-1) Fees                        None
-------------------------------------------------------------------------------
  Other Expenses                                  0.24%
-------------------------------------------------------------------------------
  Total Annual Fund Operating Expenses            1.09%*
-------------------------------------------------------------------------------

*The Adviser has agreed to waive that portion of its fee to the extent necessary for the Fund to maintain an expense ratio of not more than 1.05% of average net assets of the Fund. This waiver may be cancelled at any time by the Adviser.
-------------------------------------------------------------------------------

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that total annual operating expenses set forth above are incurred. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 ONE YEAR        THREE YEARS       FIVE YEARS        TEN YEARS
ARISTATA EQUITY
FUND               $111             $347              $601            $1,327


INVESTMENT DETAILS

INVESTMENT OBJECTIVE -- The Fund seeks to provide investors with long-term growth of capital and dividend income by investing primarily in common stocks and securities convertible into common stocks.

PRINCIPAL INVESTMENT STRATEGY -- Under normal market conditions, the Adviser currently intends to invest at least 80% of the Fund's assets in domestic common stocks, preferred stocks, and other securities that are convertible into common stock. Additionally, the Fund may invest in investment grade fixed-income securities, cash, and short-term fixed-income securities that are considered to be cash equivalents. The Fund may also invest up to 10% of its total assets in securities of foreign issuers, whose securities may trade in U.S. or foreign markets.

The Fund Adviser follows a strategy that first attempts to identify undervalued industry groups within the stock market. The Adviser then employs this "Value" investment style by selecting companies within particular industries that appear most attractive from a valuation standpoint. The Adviser applies this "Value" investment style by investing in a diversified portfolio of stocks that include seasoned organizations of large, medium and small companies. Undervalued stocks are generally out of favor with investors and consequently trade at prices below what the Adviser feels the stocks are worth in relation to earnings, book value, historical valuations and/or comparable companies in the industry. The Adviser believes that the changing nature of investor attitudes, business cycle and industry conditions can create undervalued stock prices.


-----------------------------------------------------------------------------  3

To find undervalued securities the Adviser constantly evaluates general industry conditions and individual company prospects. Traditional and proprietary investment research and analysis of earnings, financial conditions, perceived management skills, historical valuation ranges, and economic and financial markets are made by the Adviser during the process of choosing investments for the Fund. The Fund's investments generally, but not always, will have lower than average price-to-earnings (P/E) ratios, and higher than the market average dividend yield.

Securities are sold when they lose their perceived value relative to other similar investments.

The Fund may also, from time to time, engage in the following investment practices or techniques:

BORROWING FROM BANKS. The Fund may borrow money from banks (up to 30% of the Fund's total assets) for temporary or emergency purposes.

LENDING SECURITIES. The Fund may temporarily lend up to 30% of its Fund securities to broker-dealers and institutions, but only when the loans are fully collateralized.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. As a result of these temporary positions, the Fund may not achieve its investment objective.

OTHER INVESTMENT RISKS -- The Fund is also subject to certain other non-principal investment risks, including:

- LIQUIDITY RISK -- The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them, or that it may be difficult for the Fund to sell the investment for the value the Fund has placed on it.

- FOREIGN SECURITIES RISK -- The risk that foreign securities may be adversely affected by political instability of the issuer's country, changes in currency exchange rates, foreign economic conditions, or regulatory and reporting standards that are less stringent than those of the United States.

- CALL RISK -- The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- CREDIT RISK -- The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- INTEREST RATE RISK -- When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- EXTENSION RISK -- The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities.

--------------------------------------------------------------------------------
HOW DOES THE ADVISER INDENTIFY UNDERVALUED STOCKS?

The adviser employs a variety of analytical approaches to determine if a stock is undervalued. Some of the principal measures used to identify stocks are:

PRICE/EARNINGS RATIO -- Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is below that of its peers, the market as a whole, or its own historical norm may represent and attractive opportunity.

PRICE/BOOK VALUE RATIO -- Dividing a stock's price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

DIVIDEND YIELD -- A stock's dividend yield is found by dividing its annual dividend by its share price. A yield above a stock's own historic norm or that of its peers may suggest an attractive investment opportunity.

--------------------------------------------------------------------------------


4  -----------------------------------------------------------------------------

DESCRIPTION OF PRINCIPAL SECURITY TYPES - The Fund invests exclusively in the following types of securities:

COMMON STOCKS: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.

AMERICAN DEPOSITARY RECEIPTS (ADRS): Certificates issued by a U.S. bank which represent a stated number of shares of a foreign corporation that the bank holds in its vault. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. While ADRs represent a stated number of shares of a foreign corporation, ADRs are traded on domestic securities exchanges.

FIXED-INCOME SECURITIES: Fixed-income securities include bonds, notes, debentures, and other obligations of corporations, the Federal government and Federal agencies.

CONVERTIBLE SECURITIES: Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities have both equity and debt or fixed-income risk characteristics.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS: Repurchase agreements involve the purchase of a security by a purchaser and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the purchaser at a specified date or on demand. This technique offers a method of earning income on idle cash. Reverse repurchase agreements involve the sale of a security to another party (generally a bank or dealer) in return for cash and an agreement to buy the security back at a specified price and time.

For more information about the securities in which the Fund invests, please refer to the Appendix to this Prospectus and the SAI.

WHO MANAGES THE FUND?

Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., ("Tempest, Isenhart") acts as the investment adviser to the Fund under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

The Adviser utilizes a team management system for the Fund. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Fund's management.

The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of Tempest, Isenhart, and its Chief Investment Officer since 1988. The Fund's other key investment management team members include: Robert J. Alder, CFA, J. Jeffrey Dohse, Giles R. A. Fox, CFA, Barbara Grummel and Greg H. Thompson, CFA.

Mr. Lansdowne earned both his B.S. (1969) and his M.B.A. (1972) from the University of Denver. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined Tempest, Isenhart in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He later joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing large corporate pension plans. Immediately prior to joining the Adviser, he was Senior Vice President and Director of Research for Financial Programs Mutual Funds and for its subsidiary for privately-managed accounts, Financial Trust Company.

Mr. Alder earned his B.S. from the University of Colorado in 1969. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. His investment management career began in 1969 as a portfolio manager and analyst with the Trust Investment Division of the First National Bank of Denver. In 1977, he joined the Trust Investment Division of Colorado National Bank and became head of the department in 1982. In 1987, he was instrumental in creating Colorado National Bank's wholly-owned registered investment advisory subsidiary, Colorado Capital Advisors, and was President of that subsidiary until 1993, when he joined the Adviser in his current capacity as Executive Vice President.


-----------------------------------------------------------------------------  5

Mr. Dohse earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining Tempest Isenhart in 1983. He began his career with American National Bank & Trust Company in Chicago as a management trainee involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining the Adviser, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios. Mr. Dohse is the lead portfolio manager for the Aristata Equity Fund.

Mr. Fox earned his B.A. from the University of Western Ontario in 1986 and his M.B.A. from the University of Virginia in 1990. He was awarded the Chartered Financial Analyst (CFA) designation in 1995. Mr. Fox joined Tempest Isenhart in 2000. His investment career began in 1990 as a senior analyst/financial forecaster with the Bank of Nova Scotia in Toronto, Canada. Upon moving to Denver in 1994, Mr.Fox served as Vice President-Research with Corinthian Capital, an investment firm specializing in small cap value stocks. In 1999, Mr. Fox joined Denver Investment Advisors, LLC as a senior analyst with their small and large cap value funds.

Ms. Grummel earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Immediately prior to joining the Adviser she was Executive Vice President with Lord Abbett and Company, a New York based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed income portfolio management and new business development.

Mr. Thompson earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1988. He joined the Adviser in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado and twelve years with Page T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.

For the advisory services it provides to the Fund, Tempest, Isenhart receives from the Fund a monthly fee, based on average daily net assets, at the annual rate of 0.85%.

ADVISER'S PRIOR EQUITY PERFORMANCE. Although the Adviser did not manage a registered investment company prior to March 2, 1998 (the date the Fund commenced operations), the Adviser has been providing investment advisory services to certain clients since 1976. Substantially all of the initial investors in the Fund previously were investors in certain unregistered, commingled investment pools advised by the Adviser (the "Pools") that were converted into the Fund in March of 1998.

The performance information presented below represents the performance of those Pools which had investment objectives, policies, and strategies substantially similar to those of the Fund. However, the Pools were not subject to certain limitations imposed on registered investment companies by the 1940 Act and the Internal Revenue Code (the "Code"). If the Pools had been subject to the limitations of the 1940 Act and the Code, the performance of the Pools may have been reduced. THE PAST PERFORMANCE INFORMATION PRESENTED BELOW DOES NOT INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.


                             Assets Included in          Adviser's Equity
                              Adviser's Equity            Performance(2)             S&P 500 Index
         Year(1)                Performance      Before Waivers    After Waivers       Return(3)
         ------                 -----------      --------------    -------------     -------------
         1976(4)                  $1,518,789            8.65%         8.63%               5.90%
         1977                     $2,065,101           -1.03%        -0.99%              -7.40%
         1978                     $2,761,815            8.07%         8.11%               6.50%
         1979                     $4,296,091           32.13%        32.18%              18.50%
         1980                     $8,555,330           53.75%        53.81%              32.40%
         1981                     $8,576,467           -3.92%        -3.88%              -5.00%
         1982                     $9,303,758           22.79%        22.84%              21.60%
         1983                    $11,429,058           16.91%        16.96%              22.60%
         1984                    $12,488,443            4.03%         4.07%               6.40%
         1985                    $17,084,735           36.66%        36.71%              31.90%
         1986                    $21,918,621           16.29%        16.33%              18.80%
         1987                    $21,331,298            0.01%        -0.34%               5.20%
         1988                    $23,289,415           20.08%        20.13%              16.50%


6  -----------------------------------------------------------------------------

                             Assets Included in          Adviser's Equity
                              Adviser's Equity            Performance(2)             S&P 500 Index
         Year(1)                Performance      Before Waivers    After Waivers       Return(3)
         ------                 ------------     --------------    --------------    --------------
         1989                    $29,968,045           23.09%        23.14%              31.70%
         1990                    $29,015,064           -9.16%        -9.13%              -3.20%
         1991                    $42,041,677           18.98%        19.02%              30.50%
         1992                    $49,730,021           10.93%        10.98%               7.60%
         1993                    $60,287,572           15.68%        15.72%              10.10%
         1994                    $62,698,066           -4.55%        -4.52%               1.20%
         1995                    $77,240,261           26.71%        26.76%              37.40%
         1996                    $89,294,058           15.98%        16.03%              22.94%
         1997                    $96,455,061           26.48%        26.53%              33.29%

                                   PRIOR PERFORMANCE
                              AVERAGE ANNUAL TOTAL RETURN

                                                                Adviser's Equity
                                                                 Performance(2)             S&P 500 Index
                                                        Before Waivers    After Waivers       Return(3)
                                                        --------------    -------------     -------------
For 5 Years Ended 1997(1)                                  15.46%            15.51%             20.20%
For 10 Years Ended 1997(1)                                 13.78%            13.83%             18.00%
Since Inception (August 31, 1976)                          14.96%            14.98%             15.42%

(1)     All periods are ended December 31.

(2) The annual total returns achieved by the Pools as presented above reflect the annual operating expenses of the Fund and are calculated in accordance with SEC guidelines. The performance information in the first column reflects the weighted average of the performance of the Pools and has been restated to reflect a total expense ratio of 1.09% which is the gross expense ratio that the Fund experienced for the fiscal period ended April 30, 2000 and which reflects a management fee of .85% of average net assets. The performance information in the second column has been restated to reflect a total expense ratio of 1.05% which reflects certain voluntary fee waivers and/or expense reimbursements. These waivers and/or reimbursements may be modified or terminated at any time.

(3) The S&P 500 Index is an unmanaged index tracking the performance of 500 publicly traded U.S. Stocks and is often used to indicate the performance of the overall domestic stock market. The S&P 500 is not a mutual fund, and you cannot invest in it directly. Also, the performance of the S&P 500 does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.

(4) Data reflects performance for the period August 31, 1976 to December 31, 1976 only.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund through an authorized broker or investment adviser, or directly from the Fund. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Orders transmitted to the Fund in proper form prior to the close of trading (normally 4:00 p.m. Eastern Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application. The Fund reserves the right to reject any purchase.

MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $2,000, including Individual Retirement Accounts ("IRA") purchases. Any subsequent investments must be at least $50, including IRA investments. All initial investments should be accompanied by a completed Account Application. You may obtain additional Account Applications by calling the Fund at 1-800-644-8595. In order to establish an IRA, you must complete a separate application that you can obtain by calling the Fund.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

Shares are available to new and existing shareholders through authorized brokers and investment advisers. Simply complete an Account Application and contact your broker or investment adviser with instructions as to the


-----------------------------------------------------------------------------  7
amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of its trading (which is normally 4:00 p.m. Eastern Time), will become effective that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below.

BY MAIL. Make your check payable to the ARISTATA EQUITY FUND and mail it, along with the Account Application (if your purchase is an initial investment), to the address indicated on the Account Application. Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks.

BY BANK TRANSFER. After you have established an account with the Fund, a bank transfer will allow you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. To use this service, you must select this option on your Account Application. You also will need an account with a bank that provides bank transfer services. (Your bank may charge you a fee for this service.) Once you have established this option, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the initial authorization for the transfer to occur.

BY WIRE. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

         State Street Bank & Trust Co.
         ABA# 011000028
         Aristata Equity Fund
         Credit DDA# 22404081
         (Account Registration)
         (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Account Application. When you participate in this program, the minimum initial investment in each Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-800-644-8595 at least three business days prior to your next scheduled investment date.

The Fund may at its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "HOW ARE FUND SHARES VALUED?" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form.

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should


8  -----------------------------------------------------------------------------
consider alternative methods of communications during such times.

The Fund may modify or terminate its redemption services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. For your protection, redemptions may be suspended for a period of 15 days following an address change.

You can redeem your shares directly from the Fund using any of the methods described below.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

     - your account number and account registration;

     - the Fund name from which you are redeeming shares;

     - the amount to be redeemed; and

     - an authorized signature(s).

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-800-644-8595. You should be prepared to give the telephone representative the following information:

     - your account number, social security or tax identification number and account registration;

     - the Fund name from which you are redeeming shares; and

     -  the amount to be redeemed.

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs using the telephone.

BY WIRE. You may instruct the Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include:

     - your account number and account registration;

     - the Fund name from which you are redeeming shares;

     - the amount to be redeemed; and

     - an authorized signature(s).

Wire and bank transfer redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares in one Fund for shares in another Aristata Fund. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur. A prospectus for any Aristata Fund can be obtained without charge by writing to the Fund at the address listed on the back cover of this Prospectus. A shareholder may not exchange shares of one Fund for shares of another Fund if that Fund is not qualified


-----------------------------------------------------------------------------  9
for sale in the state of the shareholder's residence. Please call the Fund at 1-800-644-8595 to see if the fund you are interested in is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Aristata Funds may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege. For your protection, exchanges may be suspended for a period of 15 days following an address change.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include:

     - your account number and account registration

     - the Fund from and the Fund into which you wish to exchange your investment;

     - the dollar or share amount you wish to exchange; and

     -  an authorized signature(s).

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Account Application, you may exchange Fund shares by telephone by simply calling the Fund at 1-800-644-8595. You should be prepared to give the telephone representative the following information:

     - your account number, social security or tax identification number and account registration;

     - the name of the Fund from and the Fund into which you wish to exchange your investment; and

     - the dollar or share amount you wish to exchange.

The conversation may be recorded to protect you and the Fund. See the section entitled "REDEEMING YOUR SHARES DIRECTLY FROM THE FUND - BY TELEPHONE" earlier in this Prospectus for a discussion of telephone transactions.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $2,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 1-800-644-8595 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

HOW ARE FUND SHARES VALUED?

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open.

When the Fund calculates the share price for the Fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided upon by the Trustees of the Fund.

For more information please refer to the SAI.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared and paid quarterly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Fund's


10  ----------------------------------------------------------------------------
dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by
January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcomig distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

CONVERSION OF THE FUND. On or before March 2, 1998, common trust and collective investment fund assets ("pools") managed by the Adviser contributed assets to the Fund in exchange for shares of the Fund. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from the pools for shares of the Fund ("reorganizing shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). The historical tax cost basis of the pool assets carried forward to the Fund. Therefore, if appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Fund even though the value of their investment in the Fund may not have increased. The effect on shareholders who transferred into the Fund would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, reorganizing shareholders who transferred into the Fund will be unable to utilize the loss to offset gains, but, because the transfer itself did not result in any realized gains (or losses), the inability of shareholders who transferred into the Fund to utilize unrealized losses will have no immediate tax effect. New shareholders, to the extent that unrealized losses are realized by the Fund, may benefit by any reduction in net tax liability attributable to the losses.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.


----------------------------------------------------------------------------  11

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 1-800-644-8595.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                                                                   ARISTATA EQUITY FUND
                                                                -----------------------------------------------------------
                                                                                                           For the Period
                                                                       For the Year Ended                   March 2, 1998
                                                                April 30, 2000       April 30, 1999       to April 30, 1998
                                                                -----------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                              $11.11                $10.44                 $10.00
                                                                -----------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.12                  0.14                   0.01
  Net realized and unrealized gain (loss) on investments            (0.01)                 0.81                   0.44
                                                                -----------------------------------------------------------

  Total income from investment operations                            0.11                  0.95                   0.45
                                                                -----------------------------------------------------------

Distributions:
  From net investment income                                        (0.12)                (0.14)                 (0.01)
  From net realized gain                                            (1.76)                (0.14)                  -
                                                                -----------------------------------------------------------

  Total distributions                                               (1.88)                (0.28)                 (0.01)
                                                                -----------------------------------------------------------

Net asset value - end of period                                     $9.34                $11.11                 $10.44
                                                                ===========================================================

TOTAL RETURN                                                         2.23%                 9.39%                  4.54%
                                                                ===========================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $73,076              $94,373                $101,614
                                                                ===========================================================

Ratio of expenses to average net assets                              1.01%                 0.95%                  0.95%(1)
                                                                ===========================================================
Ratio of net investment income to
  average net assets                                                 1.20%                 1.41%                  0.84%(1)
                                                                ===========================================================
Ratio of expenses to average net
  assets without fee waivers                                         1.09%                 1.11%                  1.17%(1)
                                                                ===========================================================
Ratio of net investment income to
  average net assets without fee waivers                             1.12%                 1.25%                  0.62%(1)
                                                                ===========================================================

Portfolio turnover rate                                             16.63%                25.26%                 14.20%(1)
                                                                ===========================================================

(1)  Annualized


12  ----------------------------------------------------------------------------

APPENDIX

ADDITIONAL, NON-PRINCIPAL, INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information provides a brief description of the securities in which the Fund may invest and the transactions it may make. The Fund is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Fund's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Fund may buy and sell obligations on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's share price, yield, and return. Ordinarily, the Fund will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A standby commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may invest up to 15% of its assets in illiquid investments and private placements.

RESTRICTED SECURITIES. The Fund may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these restricted securities are not treated as illiquid securities for the purposes of the Fund's investment limitations. Investing in restricted securities could have the effect of increasing the level of Fund illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. The Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Fund may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.


---------------------------------------------------------------------------  A-1

                 ADDITIONAL INFORMATION ABOUT THE FUND

If you would like more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the OSECO) and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     ==================================================================
         TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUND FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE FUND AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO ALPS MUTUAL FUNDS SERVICES AT 370 17TH STREET, SUITE 3100, DENVER,
                COLORADO 80202 OR CALL ALPS AT 1-800-644-8595
     ==================================================================

INVESTMENT ADVISER
Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc.
1380 Lawrence Street
Suite 1050
Denver, CO 80204                       ARISTATA FUNDS

ADMINISTRATOR & DISTRIBUTOR            - Are NOT insured by the FDIC
ALPS Mutual Funds Services, Inc.         bank or any agency of the U.S.
370 Seventeenth Street                   Government.
Suite 3100                             - Are NOT bank deposits or
Denver, CO  80202                        other obligations of or guaranteed
                                         by a bank.
                                       - Involve investment risks, including
                                         the possible loss of the primcipal
[LOGO]                                   amount invested.
    MUTUAL FUNDS SERVICES
    MEMBER NASD

SPONSOR AND DISTRIBUTOR              Investment Company Act File No. 811-08194

[LOGO]
                                COLORADO QUALITY
                                 TAX-EXEMPT FUND
                                   PROSPECTUS
                                 AUGUST 28, 2000

A CLASS ABOVE

[GRAPHIC]











   AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
      APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE
         INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE
                 WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objective, Principal Strategies and Risks ..........................1

Performance ...................................................................2

Fees and Expenses of the Fund .................................................3

Investment Details ............................................................4

Who Manages the Fund? .........................................................5

How Do I Invest in the Fund? ..................................................8

Financial Highlights .........................................................12

Appendix ....................................................................A-1

Additional Information about the Fund ................................Back Cover



No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The Aristata Colorado Quality Tax-Exempt Fund (the "Fund") seeks to provide investors with as high a level of current income exempt from Colorado and Federal income taxes as is consistent with the preservation of capital by investing in high quality municipal obligations which pay interest exempt from Colorado State and Federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests primarily in "quality" municipal obligations, including those of certain non-Colorado issuers, of any maturity that pay interest which is exempt from Federal and Colorado income taxes. The non-Colorado "quality" municipal obligations that currently qualify are those issued by Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. However, as a Colorado-oriented fund, at least 65% of the Fund's total assets will be invested in the "quality" municipal obligations of Colorado issuers. It is possible, but not anticipated, that up to 35% of the Fund's total assets could be invested in obligations of non-Colorado issuers.

"Quality" municipal obligations are those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service or Standard & Poor's Corporation or, if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 15% of its total assets in such unrated securities.

At least 80% of the Fund's net assets will be invested in obligations that will not be subject to the Federal taxes, including the alternative minimum tax ("AMT") and, accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal AMT.

PRINCIPAL INVESTMENT RISKS -- The principal risks of investing in this Fund are:

- INTEREST RATE RISK: When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- CREDIT RISK: The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- CALL RISK: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- LIQUIDITY RISK: The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them, or that it may be difficult for the Fund to sell the investment for the value the Fund has placed on it.

- NON-DIVERSIFICATION RISK -- An investment in a non-diversified mutual fund (as defined in the Investment Company Act of 1940) such as the Fund, entails greater risks than an investment in a diversified mutual fund. Because the Fund is non-diversified, it may invest a higher percentage of its assets in the securities of a smaller number of issuers. As a result, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a more widely diversified mutual fund and may be subject to greater risk of loss with respect to its portfolio securities.

- GEOGRAPHIC CONCENTRATION RISK -- The performance of the Fund is susceptible to various statutory, political, and economic factors that are unique to the State of Colorado. Some of these factors include the Colorado budget process, the state economy, and the volatility of state tax collections. For more information about the specific factors that could impact the performance of the Fund, please refer to the SAI.

--------------------------------------------------------------------------------
FUND FACTS

GOAL:
To provide investors with a high level of current income that is exempt from Colorado and Federal income taxes while seeking to preserve principal.

PRINCIPAL INVESTMENTS:
- Colorado Municipal Obligations

INVESTMENT ADVISER (THE "ADVISER"):
- Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc.

DISTRIBUTOR:
- ALPS Mutual Funds Services, Inc. ("ALPS")
--------------------------------------------------------------------------------


----------------------------------------------------------------------------   1

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ADDITIONALLY, THE VALUE OF THE FUND'S SHARES, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR IN THE FUND COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.

For more information about the risk factors identified above, please refer to the section entitled "INVESTMENT DETAILS" later in this Prospectus. The SAI contains more specific information about the risks associated with investing in the Fund.

SHOULD I INVEST IN THE COLORADO QUALITY TAX-EXEMPT FUND?

The Fund may be appropriate for you if:

- You are seeking a high quality portfolio of municipal obligations, and you are seeking income that is exempt from both Federal and Colorado income tax, other than the Federal Alternative Minimum Tax ("AMT"). (As a matter of fundamental policy, no less than 80% of the Fund's assets will be invested in Colorado Obligations that are not subject to the federal AMT.)

- You have a longer term investment perspective and are prepared to maintain your investment in the Fund for several years.

PERFORMANCE

The following bar chart and table can help you evaluate the potential risks of investing in the Fund. Both the bar chart and the table show the variability the Fund has experienced in its performance in the past. THE PAST PERFORMANCE OF THE FUND DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance shown in the bar chart reflects the expenses associated with those shares from year to year.

--------------------------------------------------------------------------------
WHAT IS THE LEHMAN BROTHERS MUNICIPAL BOND INDEX?

The Lehman Brothers Municipal Bond Index is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
--------------------------------------------------------------------------------

                               TOTAL RETURN

CHART]

                             12/31/99        (0.45)%

The Fund's best return for a calendar quarter was 2.43% for the third quarter of 1998, and the lowest return was (1.35%) for the second quarter of 1999. The year-to-date return as of June 30, 2000, was 2.92%.


2  -----------------------------------------------------------------------------

The following table lists the Fund's average year-by-year return over the past one year period and since the inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performances of the Lehman Brothers Municipal Bond Index.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    (for the period ended December 31, 1999)
--------------------------------------------------------------------------------
                                   1 YEAR               SINCE INCEPTION
                                                            (3/2/98)
--------------------------------------------------------------------------------
ARISTATA COLORADO QUALITY          (.45)%                     2.41%
TAX-EXEMPT
--------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND
INDEX                              (2.07)%                    1.76%
--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------
     SHAREHOLDER FEES
     (fees paid directly from your investment)
------------------------------------------------------------
     Maximum Sales Load                            None
------------------------------------------------------------
     Maximum Deferred Sales Charge                 None
------------------------------------------------------------
     Redemption Fee                                None
------------------------------------------------------------
     Exchange Fee                                  None
------------------------------------------------------------

-------------------------------------------------------------------------------
                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund Assets)
                       for the year ended April 30, 2000
                -------------------------------------------------
                 Management Fees                         0.50%
                -------------------------------------------------
                 Distribution (12b-1) Fees               None
                -------------------------------------------------
                 Other Expenses                          0.43%
                -------------------------------------------------
                 Total Annual Fund Operating Expenses    0.93%*
                -------------------------------------------------

* The Adviser has agreed to waive that portion of its fee to the extent necessary for the Fund to maintain an expense ratio of not more than 0.50% of average net assets of the Fund. This waiver may be cancelled at any time by the Adviser.
-------------------------------------------------------------------------------

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that total annual operating expenses set forth above are incurred. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      -------------------------------------------------------------
                                                      ONE YEAR        THREE YEARS       FIVE YEARS        TEN YEARS
-------------------------------------------------------------------------------------------------------------------
 ARISTATA COLORADO QUALITY TAX-EXEMPT FUND               $95             $296              $514            $1,142
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------  3

INVESTMENT DETAILS

INVESTMENT OBJECTIVE -- The Fund seeks to provide investors with as high a level of current income exempt from Colorado and Federal income taxes as is consistent with the preservation of capital by investing in high quality municipal obligations which pay interest exempt from Colorado State and Federal income taxes.

PRINCIPAL INVESTMENT STRATEGY -- The Fund invests primarily in "quality" municipal obligations, including those of certain non-Colorado issuers, of any maturity that pay interest which is exempt from Federal and Colorado income taxes. The non-Colorado "quality" municipal obligations that currently qualify are those issued by Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. However, as a Colorado-oriented fund, at least 65% of the Fund's total assets will be invested in the "Quality" Municipal obligations of Colorado issuers. It is possible, but not anticipated, that up to 35% of the Fund's total assets could be invested in obligations of non-Colorado issuers.

"Quality" municipal obligations are those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service or Standard & Poor's Corporation or, if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 15% of its total assets in such unrated securities. In selecting individual securities for the Fund, the Adviser evaluates a number of factors concerning the security, including: the issuer's creditworthiness, the terms and conditions of the security, and the current price of the security compared to other issues of comparable quality, size, and rating.

At least 80% of the Fund's net assets will be invested in obligations that will not be subject to the Federal alternative minimum tax ("AMT") and, accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal AMT.

The Fund has no stated restrictions on average portfolio maturity. Accordingly, in selecting investments for the Fund, the Adviser is free to select securities that, in its judgment, are coincident with its view as to the trend of interest rate levels in the future and the maturities which would most benefit from that expected trend. Thus, the Fund may, from time to time, have a greater or lesser average portfolio maturity than other comparable funds.

The Fund may also, from time to time, engage in the following investment practices or techniques:

BORROWING FROM BANKS. The Fund may borrow money from banks (up to 30% of the Fund's total assets) for temporary or emergency purposes.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In response to these adverse conditions, the Fund may invest without limit in short-term money market securities, including, but not limited to, U.S. Government obligations, commercial paper and certificates of deposit. As a result of these temporary positions, the Fund may not achieve its investment objective.

OTHER INVESTMENT RISKS -- The Fund is also subject to certain other non-principal investment risks, including:

- SPECIAL CONSIDERATIONS RELATED TO COLORADO OBLIGATIONS -- Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. However, several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities.

Also, there are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The

-------------------------------------------------------------------------------
WHAT IS MEANT BY "AVERAGE POTFOLIO MATURITY?"

The stated maturity of a bond is the date the issuer must repay the bond's entire principal value to an investor. The Fund has no limitations on maturity of individual investments or on average portfolio maturity. Average portfolio maturity refers to the average of the maturities of the securities, with each maturity "weighted" in relation to the portfolio assets.
-------------------------------------------------------------------------------


4  -----------------------------------------------------------------------------
major source of revenue for funding such indebtedness is the ad valorem property tax, that presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without seeking a referendum on the issue. As a result, the ability of issuers of Colorado obligations to repay their debts or to pay interest on such debts may be impaired as a result of factors that are not directly related to the issuer.

- LIQUIDITY RISK RELATED TO COLORADO OBLIGATIONS -- The Constitution of Colorado limits the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations and raise taxes. Presently, it is not possible to predict how this provision of the Colorado Constitution will affect the various issuers of existing and future Colorado Obligations, but in general it could reduce the tax coverage for Colorado Obligations, limit the ability of municipalities to issue new obligations, and could impair the liquidity of Colorado Obligations. At the present time an established resale market exists for the Colorado Obligations in which the Fund invests. However, there is no guarantee that this secondary market will be available to the Fund in the future.

DESCRIPTION OF PRINCIPAL SECURITY TYPES - The Fund invests exclusively in the following types of securities:

MUNICIPAL OBLIGATIONS (IN GENERAL): Securities that are issued to raise money for various public purposes. This includes general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal obligations may be backed by the full taxing power of a municipality or by the revenues from a specific project or the credit of a private organization. Some municipal obligations are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks.

MUNICIPAL LEASE OBLIGATIONS: Securities issued by state and local governments or authorities to acquire land and/or a wide variety of equipment and facilities. These obligations typically are not backed by the credit of the issuing municipality, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the lease payments for the following year, the lease may terminate, with the possibility of significant loss to the Fund. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the bond holder to a proportionate interest in the lease purchase payments made.

U.S. GOVERNMENT OBLIGATIONS: U.S. government obligations are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. There is no guarantee that the government will support these types of obligations, and, therefore, they involve more risk than other government obligations backed by the full faith and credit of the U.S. Government.

TAX-EXEMPT COMMERCIAL PAPER: Promissory notes issued by municipalities to help finance short-term capital or operating needs.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS: Repurchase agreements involve the purchase of a security by a purchaser and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the purchaser at a specified date or on demand. This technique offers a method of earning income on idle cash. Reverse repurchase agreements involve the sale of a security to another party (generally a bank or dealer) in return for cash and an agreement to buy the security back at a specified price and time.

For more information about the securities in which the Fund invests, please refer to the Appendix to this Prospectus and the SAI.

WHO MANAGES THE FUND?


Tempest, Isenhart, Chafee, Lansdowne & Assoc., Inc., ("Tempest, Isenhart") acts as the investment adviser to the Fund under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.


----------------------------------------------------------------------------  5

The Adviser utilizes a team management system for the Fund. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Fund's management.

The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of Tempest, Isenhart, and its Chief Investment Officer since 1988. The Fund's other key investment management team members include: Robert J. Alder, CFA, J. Jeffrey Dohse, Giles R. A. Fox, CFA, Barbara Grummel and Greg H. Thompson, CFA.

Mr. Lansdowne earned both his B.S. (1969) and his M.B.A. (1972) from the University of Denver. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined Tempest, Isenhart in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He later joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing large corporate pension plans. Immediately prior to joining the Adviser, he was Senior Vice President and Director of Research for Financial Programs Mutual Funds and for its subsidiary for privately-managed accounts, Financial Trust Company.

Mr. Alder earned his B.S. from the University of Colorado in 1969. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. His investment management career began in 1969 as a portfolio manager and analyst with the Trust Investment Division of the First National Bank of Denver. In 1977, he joined the Trust Investment Division of Colorado National Bank and became head of the department in 1982. In 1987, he was instrumental in creating Colorado National Bank's wholly-owned registered investment advisory subsidiary, Colorado Capital Advisors, and was President of that subsidiary until 1993, when he joined the Adviser in his current capacity as Executive Vice President.

Mr. Dohse earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining Tempest Isenhart in 1983. He began his career with American National Bank & Trust Company in Chicago as a management trainee involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining the Adviser, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios.

Mr. Fox earned his B.A. from the University of Western Ontario in 1986 and his M.B.A. from the University of Virginia in 1990. He was awarded the Chartered Financial Analyst (CFA) designation in 1995. Mr. Fox joined Tempest Isenhart in 2000. His investment career began in 1990 as a senior analyst/financial forecaster with the Bank of Nova Scotia in Toronto, Canada. Upon moving to Denver in 1994, Mr. Fox served as Vice President-Research with Corinthian Capital, an investment firm specializing in small cap value stocks. In 1999, Mr. Fox joined Denver Investment Advisors, LLC as a senior analyst with their small and large cap value funds.

Ms. Grummel earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Immediately prior to joining the Adviser she was Executive Vice President with Lord Abbett and Company, a New York based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed income portfolio management and new business development. Ms. Grummel is the lead portfolio manager for the Aristata Colorado Quality Tax-Exempt Fund.

Mr. Thompson earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1988. He joined the Adviser in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado and twelve years with Page T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.

For the advisory services it provides to the Fund, Tempest, Isenhart receives from the Fund a monthly fee, based on average daily net assets, at the annual rate of 0.50%.

ADVISER'S PRIOR MUNICIPAL PERFORMANCE. Although the Adviser did not manage a registered investment company prior to March 2, 1998 (the date the Fund commenced operations), the Adviser has been providing investment advisory services to certain institutional clients since 1976. Substantially all of the initial investors in the Fund previously were investors in an unregistered, commingled investment pool advised by the Adviser (the "Pool") that was converted into the Fund.


6  ----------------------------------------------------------------------------

The performance information presented below represents the performance of that Pool which had investment objectives, policies, and strategies substantially similar to those of the Fund. Since, in a practical sense the commingled pool constitutes the "predecessor" of the Fund, the Trust calculates the performance of the Fund in accordance with SEC guidelines for periods commencing prior to the transfer of the commingled assets to the Fund by including the corresponding commingled pool total return adjusted to reflect the deduction of anticipated fees and expenses applicable to the Fund. However, the Pool was not subject to certain limitations imposed on registered investment companies by the 1940 Act and the Internal Revenue Code (the "Code"). If the Pool were subject to the limitations of the 1940 Act and the Code, the performance of the Pool may have been reduced. THE PAST PERFORMANCE INFORMATION PRESENTED BELOW DOES NOT INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.


                                            Assets Included in         Adviser's Municipal
                                            Adviser's Municipal          Performance(2)            Lehman Brothers
                       Year(1)                 Performance     Before Waivers    After Waivers    Municipal Bond Index(3)
                       ----                    -----------     --------------    -------------    --------------------
                       1976(4)                    $249,464            4.87%            5.01%
                       1977                       $262,787            7.25%            7.71%              Index Not
                       1978                       $833,728           -1.56%           -1.13%              Available
                       1979                       $854,732           -3.84%           -3.42%              Until 1980
                       1980                       $790,883          -19.35%          -18.99%                -8.90%
                       1981                       $725,230          -10.22%           -9.83%               -10.20%
                       1982                     $3,469,564           30.80%           31.35%                40.90%
                       1983                     $5,126,081            5.22%            5.67%                 8.10%
                       1984                     $6,702,900            8.41%            8.87%                10.60%
                       1985                    $11,636,383           23.42%           23.94%                20.00%
                       1986                    $18,092,331           20.61%           21.12%                19.30%
                       1987                    $18,170,711           -4.10%           -3.69%                 1.50%
                       1988                    $19,711,632           12.31%           12.79%                10.20%
                       1989                    $19,893,827           13.65%           14.13%                10.80%
                       1990                    $20,173,419            5.44%            5.89%                 7.60%
                       1991                    $21,055,078           11.31%           11.78%                10.80%
                       1992                    $21,624,650            8.16%            8.63%                 7.50%
                       1993                    $23,382,449           10.15%           10.62%                 9.94%
                       1994                    $23,906,936           -3.24%           -2.82%                -3.52%
                       1995                    $27,173,100           11.15%           11.63%                12.86%
                       1996                    $25,234,140            3.93%            4.38%                 3.70%
                       1997                    $25,291,237            6.13%            6.59%                 7.08%

-------------------------------------------------------------------------------------------------------------------
                                                     PRIOR PERFORMANCE
                                                AVERAGE ANNUAL TOTAL RETURN

                                                             Adviser's Municipal
                                                               Performance(2)                Lehman Brothers
                                                       Before Waivers    After Waivers    Municipal Bond Index(3)
                                                       --------------    -------------    --------------------
For 5 Years Ended 1997(1)                                 5.50%             5.95%                    5.86%
For 10 Years Ended 1997(1)                                7.79%             8.25%                    7.60%
Since Inception (August 31, 1976)                         6.01%             6.47%                    N/A
--------------------------------------------------------------------------------------------------------------------

(1) All periods are ended December 31.
(2) The annual total returns achieved by the Pool as presented above reflects the annual operating expenses of the Fund and is calculated in accordance with SEC guidelines. The performance information in the first column reflects the weighted average of the performance of the Pool and has been restated to reflect a total expense ratio of .93% which is the gross expense ratio that the Fund experienced for the fiscal period ended April 30, 2000 and which reflects a management fee of .50% of average net assets. The performance information in the second column has been restated to reflect a total expense ratio of .50% which reflects certain voluntary fee waivers and/or expense reimbursements. These waivers and/or reimbursements may be modified or terminated at any time.
(3) The Lehman Brothers Municipal Bond Index represents an unmanaged portfolio of tax-exempt securities. The Lehman Brothers Municipal Bond Index is not a mutual fund, and you cannot invest in it directly. Also, the performance of the Lehman Brothers Municipal Bond Index does not reflect the costs associated with operating a mutual fund, such as buying, selling, and holding securities.
(4) Data reflects performance for the period August 31, 1976 to December 31, 1976 only.


-----------------------------------------------------------------------------  7

HOW DO I INVEST IN THE FUND?


HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund through an authorized broker or investment adviser, or directly from the Fund. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Orders transmitted to the Fund in proper form prior to the close of trading (normally 4:00 p.m. Eastern
Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application. The Fund reserves the right to reject any purchase.

MINIMUM PURCHASE REQUIREMENTS

The minimum initial investment in the Fund is $2,000. Any subsequent investments must be at least $50. All initial investments should be accompanied by a completed Account Application. You may obtain additional Account Applications by calling the Fund at 1-800-644-8595.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

Shares are available to new and existing shareholders through authorized brokers and investment advisers.

Simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of its trading (which is normally 4:00 p.m. Eastern time), will become effective that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below.

BY MAIL. Make your check payable to the ARISTATA COLORADO QUALITY TAX-EXEMPT FUND and mail it, along with the Account Application (if your purchase is an initial investment), to the address indicated on the Account Application. Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks.

BY BANK TRANSFER. After you have established an account with the Fund, a bank transfer will allow you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. To use this service, you must select this option on your Account Application. You also will need an account with a bank that provides bank transfer services. (Your bank may charge you a fee for this service.) Once you have established this option, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the initial authorization for the transfer to occur.

BY WIRE. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

         State Street Bank & Trust Co.
         ABA# 011000028
         Aristata Colorado Quality Tax-Exempt Fund
         Credit DDA# 22404081
         (Account Registration)
         (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Account Application. When you participate in this program, the minimum initial investment in each Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-800-644-8595 at least three business days prior to your next scheduled investment date.

The Fund may at its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

8  ----------------------------------------------------------------------------

HOW DO I REDEEM FUND SHARES?


Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "HOW ARE FUND SHARES VALUED?" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form.

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communications during such times.

The Fund may modify or terminate its redemption services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. For your protection, redemptions may be suspended for a period of 15 days following an address change.

You can redeem your shares directly from the Fund using any of the methods described below.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

     - your account number and account registration;

     - the Fund name from which you are rerdeeming shares;

     - the amount to be redeemed; and

     - an authorized signature(s).

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-800-644-8595. You should be prepared to give the telephone representative the following information:

     - your account number, social security or tax identification number and account registration;

     - the Fund name from which you are redeeming shares; and

     - the amount to be redeemed.

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

BY WIRE. You may instruct the Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include:

     - your account number and account registration;

     - the Fund name from which you are redeeming shares;

-----------------------------------------------------------------------------  9

     - the amount to be redeemed; and

     - an authorized signature(s).

Wire and bank transfer redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

EXCHANGE OF FUND SHARES

The Fund offers two convenient ways to exchange shares in one Fund for shares in another Aristata Fund. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur. A prospectus for any Aristata Fund offered can be obtained without charge by writing to the Fund at the address listed on the back cover of this Prospectus. A shareholder may not exchange shares of one Fund for shares of another Fund if that Fund is not qualified for sale in the state of the shareholder's residence. Please call the Fund at 1-800-644-8595 to see if the fund you are interested in is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Aristata Funds may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege. For your protection, exchanges may be suspended for a period of 15 days following an address change.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include:

     - your account number and account registration;

     - the Fund from and the Fund into which you wish to exchange your investment;

     - the dollar or share amount you wish to exchange; and

     - an authorized signature(s).

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Account Application, you may exchange Fund shares by telephone by simply calling the Fund at 1-800-644-8595. You should be prepared to give the telephone representative the following information:

     - your account number, social security or tax identification number and account registration;

     - the name of the Fund from and the Fund into which you wish to exchange your investment; and

     - the dollar or share amount you wish to exchange.

The conversation may be recorded to protect you and the Fund. See the section entitled "REDEEMING YOUR SHARES DIRECTLY FROM THE FUND - BY TELEPHONE" earlier in this Prospectus for a discussion of telephone transactions.

HOW ARE FUND SHARES VALUED?

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open.

10  ----------------------------------------------------------------------------

When the Fund calculates the share price for the Fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided upon by the Trustees of the Fund.

For more information please refer to the SAI.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

STATE TAXES. Distributions received from the Fund will not be subject to Colorado personal income taxes to the extent such distributions are attributable to interest on bonds or securities of the U.S. Government or any of its agencies and certain instrumentalities, or on bonds or securities issued by the State of Colorado or any county, municipality or political subdivision of Colorado, including any agency, board, authority or commission thereof, without regard to maturity.

TAXATION OF CERTAIN PRIVATE ACTIVITY BONDS. Tax-exempt interest from certain private activity bonds and exempt-interest dividends attributable to that interest income constitute an item of tax preference under the AMT. Therefore, shareholders who may be deemed to be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds could suffer adverse tax consequences from investing in the Fund and, therefore, should consult their tax advisers before purchasing Fund shares.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

CONVERSION OF THE FUND. On or before March 2, 1998, common trust and collective investment fund assets ("pool") managed by the Adviser contributed assets to the Fund in exchange for shares of the Fund. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from the pool for shares of the Fund ("reorganizing shareholders") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). The historical tax cost basis of the pool assets carried forward to the Fund. Therefore, if appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Fund even though the value of their investment in the Fund may not have increased. The effect on shareholders who transferred into the Fund would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, reorganizing shareholders who transferred into the Fund will be unable to utilize the loss to offset gains, but, because the transfer itself did not result in any realized gains (or losses), the inability of shareholders who transferred into the Fund to utilize unrealized losses will have no immediate tax effect. New shareholders, to the extent that unrealized losses are realized by the Fund, may benefit by any reduction in net tax liability attributable to the losses.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. Shareholders should consult their tax advisers for details and up-to-date information on the federal and state tax laws to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.


----------------------------------------------------------------------------  11

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 1-800-644-8595.


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                                                        ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                                                                --------------------------------------------------------------
                                                                                                              For the Period
                                                                      For the Year Ended                      March 2, 1998
                                                                 April 30, 2000      April 30, 1999          to April 30, 1998
                                                                ------------------------------------------------------------

SELECTED PER-SHARE DATA:
Net asset value - beginning of period                               $9.89                 $9.94                   $10.00
                                                                -----------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.46                  0.49                     0.08
  Net realized and unrealized gain (loss) on investments           ( 0.45)                 0.04                    (0.06)
                                                                -----------------------------------------------------------
  Total income from investment operations                            0.01                  0.53                     0.02
                                                                ------------------------------------------------------------

Distributions:
  From net investment income                                        (0.46)                (0.49)                   (0.08)
  From net realized gain                                            (0.09)                (0.09)                      -
                                                                ------------------------------------------------------------
  Total distributions                                               (0.55)                (0.58)                   (0.08)
                                                                ------------------------------------------------------------
Net asset value - end of period                                     $9.35                 $9.89                    $9.94
                                                                ============================================================
TOTAL RETURN                                                         0.16%                 5.40%                    0.22%
                                                                ============================================================
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                                    $13,799               $17,502                   $23,381
                                                                ============================================================
Ratio of expenses to average net assets                              0.48%                 0.45%                    0.45%(1)
                                                                ============================================================
Ratio of net investment income to
  average net assets                                                 4.85%                 4.85%                    5.00%(1)
                                                                ============================================================
Ratio of expenses to average net
  assets without fee waivers                                         0.93%                 0.91%                    0.92%(1)
                                                                ============================================================
Ratio of net investment income to
  average net assets without fee waivers                             4.41%                 4.40%                    4.53%(1)
                                                                ============================================================
Portfolio turnover rate                                             12.41%                 7.86%                   17.64%(1)
                                                                ============================================================

(1)  Annualized


12  ----------------------------------------------------------------------------

APPENDIX


ADDITIONAL NON-PRINCIPAL, INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information provides a brief description of the securities in which the Fund may invest and the transactions it may make. The Fund is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Fund's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Fund may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's share price, yield, and return. Ordinarily, the Fund will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A stand-by commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID SECURITIES. Under guidelines established by the Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may invest up to 15% of its assets in illiquid investments and private placements.

RESTRICTED SECURITIES. The Fund may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 ("Restricted Securities"). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Provided that the security has a demand feature of seven days or less, or a dealer or institutional trading market exists, these Restricted Securities are not treated as illiquid securities for the purposes of the Fund's investment limitations. Investing in restricted securities could have the effect of increasing the level of Fund illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide features or standby commitments often support their ability to buy obligations on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for municipal instruments. The Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

RESOURCE RECOVERY BONDS. Resource Recovery Bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Fund may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.


---------------------------------------------------------------------------  A-1

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Obligations issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the Government will support these types of obligations, and, therefore, they involve more risk than other government obligations.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.




A-2  ---------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

If you would like more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


      ========================================================================
           TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL
      REPORT FOR THE FUND FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT
        THE FUND AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO ALPS MUTUAL FUNDS SERVICES AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO
                    80202 OR CALL ALPS AT 1-800-644-8595.
      =========================================================================


INVESTMENT ADVISER
Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc.
1380 Lawrence Street
Suite 1050
Denver, CO 80204

ADMINISTRATOR & DISTRIBUTOR              ARISTATA FUNDS
ALPS Mutual Funds Services, Inc.         - Are NOT insured by the FDIC, a bank
370 Seventeenth Street                     or any agency of the U.S. Government.
Suite 3100                               - Are NOT bank deposits or other
Denver, CO  80202                          obligations of or guaranteed by a
                                           bank.
                                         - Involve investment risks, including
                                           the possible loss of the principal
                                           amount invested.


ALPS
[LOGO]
      MUTUAL FUNDS SERVICES
      MEMBER NASD

SPONSOR AND DISTRIBUTOR                Investment Company Act File No. 811-08194

[GRAPHIC]  FINANCIAL
           INVESTORS
           TRUST



                            PRIME MONEY MARKET FUND
                                    CLASS 1




                                   PROSPECTUS
                                 AUGUST 28, 2000


               [LOGO]
                               GE ASSET MANAGEMENT

            -------------------

                               We bring good things to life



     AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

------------------------------------------------------------------
                      TABLE OF CONTENTS

                                                              Page
                                                              ----
Investment Objective and Primary Risks ........................ 1

Performance ................................................... 2

Fees and Expenses of the Fund ................................. 3

Investment Details ............................................ 4

Who Manages the Fund? ......................................... 5

How Do I Invest in the Fund? .................................. 5

Financial Highlights .......................................... 9

Appendix .................................................... A-1

Additional Information about the Fund ................ Back Cover
-----------------------------------------------------------------




No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

                     INVESTMENT OBJECTIVE AND PRIMARY RISKS

INVESTMENT OBJECTIVE -- The investment objective of the Prime Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed or mortgage-related securities. In any event, however, the Fund will only invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determines present minimal credit risk and that the Adviser determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities. Only these types of securities are considered "prime" by the Adviser. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to many risks, including:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities.

- CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

For more information about the risk factors identified above, please refer to the section entitled "INVESTMENT DETAILS" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

SHOULD I INVEST IN THE PRIME MONEY MARKET FUND?

The Class I shares of the Fund primarily are intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

--------------------------------------------------------------------------------
                               FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:
-  U.S. Government Obligations
-  Corporate Debt Obligations
-  Commercial Paper
-  Foreign Bank Obligations
-  Asset-Bank and Mortgate-Related Securities.

INVESTMENT ADVISER (THE "ADVISER"):
- General Electric Asset Management, Inc. ("GEAM", formerly General Electric investment Management, Inc.)

DISTRIBUTOR:
-  ALPS Mutual Funds Services, Inc. ("ALPS")

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------  1

                                  PERFORMANCE

The following information illustrates the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

                           YEAR-BY-YEAR TOTAL RETURN

[CHART]

                           12/31/99                5.08%

During the period shown in the chart for the Fund, the highest return for a quarter was 1.42% (quarter ending December 1999), and the lowest return for a quarter was 1.14% (quarter ending March 1999). The Fund's year-to-date return for the period ended June 30, 2000 was 2.99%.


                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the period ended December 31, 1999)

                                        INCEPTION               1       SINCE
                                           DATE                YEAR    INCEPTION
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND - CLASS 1    DECEMBER 10, 1998        5.08%      5.12%


2  -----------------------------------------------------------------------------

                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

             --------------------------------------------------
             SHAREHOLDER FEES
             (fees paid directly from your investment)
             --------------------------------------------------
             Maximum Sales Load                    None
             --------------------------------------------------
             Maximum Deferred Sales Charge         None
             --------------------------------------------------
             Redemption                            None
             --------------------------------------------------
             Exchange                              None
             --------------------------------------------------

             --------------------------------------------------
             --------------------------------------------------
                       ANNUAL FUND OPERATING EXPENSES
                          (paid from Fund assets)
             Management Fees                       0.04%
             --------------------------------------------------
             Dustribution (12b-1) Fees             None
             --------------------------------------------------
             Other Expenses                        0.24%*
             --------------------------------------------------
             Total Annual Fund Operating Expenses  0.28%
             --------------------------------------------------
             Fee Waiver                           (0.08)%*
             --------------------------------------------------
             Net Annual Fund Operating Expenses    0.20%
             --------------------------------------------------

             * The amount for "Other Expenses" includes
             administration fees payable to ALPS. ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2001. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.20% for that period. You will be notified if these waivers are reduced after that date resulting in a material change to the expense ratio.
             --------------------------------------------------

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              ONE       THREE        FIVE         TEN
                              YEAR      YEARS        YEARS        YEARS
------------------------------------------------------------------------
PRIME MONEY MARKET FUND       $20        $82          $149         $348


-----------------------------------------------------------------------------  3

                               INVESTMENT DETAILS

INVESTMENT OBJECTIVE -- The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed or mortgage-related securities. In any event, however, the Fund only will invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determine present minimal credit risk and that the Adviser determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities.

In selecting securities for the Fund, the Adviser examines the yields and maturities on various types of money market securities against the Adviser's outlook for interest rates. For example, mortgage related securities often offer a yield advantage over Treasury bills. And if rates are expected to fall, longer-maturities may be purchased, which typically have higher yields than shorter maturities, to try to preserve the Fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

DESCRIPTION OF PRINCIPAL SECURITY TYPES - The Fund invests exclusively in the following types of securities:

- U.S. GOVERNMENT OBLIGATIONS: U.S. government obligations are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. There is no guarantee that the government will support these obligations if it is not required to do so, and, therefore, they involve more risk than other government obligations.

- BANKER'S ACCEPTANCES: Bank issued commitments to pay for merchandise sold in the import/export market.

- CORPORATE DEBT OBLIGATIONS: Corporate debt obligations include bonds, notes, debentures, and other obligations of corporate entities to pay interest and repay principal.

- COMMERCIAL PAPER: Unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.

- ASSET-BACKED SECURITIES: Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

- MORTGAGE-RELATED SECURITIES: Mortgage-related securities or mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Typically, mortgage-backed securities issued by private entities do not have the same credit standing as mortgage-backed securities issued or guaranteed by the U.S. Government.

- FOREIGN BANK OBLIGATIONS: U.S. Dollar denominated obligations of United States branches of foreign banks which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Adviser are of comparable quality to similar obligations of U.S. banks.

4  -----------------------------------------------------------------------------

- REPURCHASE AGREEMENTS: Repurchase agreements involve the purchase of a security by a purchaser and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the purchaser at a specified date or on demand. This technique offers a method of earning income on idle cash.

The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

                         WHO MANAGES THE FUND?

The Adviser is a wholly-owned subsidiary of General Electric Company ("GE"). The principal address of the Adviser is 3003 Summer Street, Stamford, CT 06905. Through GEAM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEAM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEAM and GEIC collectively provide investment management services to various institutional accounts with total assets as of June 30, 2000 of approximately $116 billion, of which approximately $30 billion was invested in mutual funds.

Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. GEIM is entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2000, the Fund paid the Adviser 0.04% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT

The Trustees have entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services, including, but not limited to: preparing the Fund's semi-annual reports; coordinating the preparation of the Fund's Federal and state tax returns; monitoring the Fund's compliance with its investment restrictions and policies; and generally assisting in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of the expenses of the Fund until at least April 30, 2001. More particularly, ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive under the administrative services agreement with the Fund , and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.20% of the average net assets of the Fund.

                         HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE?

As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check or money order. Your check or money order must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

         State Street Bank & Trust Co.
         ABA# 011000028
         Prime Money Market Fund
         Credit DDA# 22404081
         (Account Registration)
         (Account Number)


-----------------------------------------------------------------------------  5

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Financial Investors Trust (the "Trust") reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                       Financial Investors Trust
                      370 17th Street, Suite 3100
                            Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 5:00 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in the Fund is $500,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $125,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $125,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES

You may redeem all or any part of the value of your account(s) on any day the assets of the Fund are valued (a "Business Day"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 1:00 p.m. Eastern Time on a Business Day, the Fund will generally pay for your redeemed shares on that day. Otherwise, the Fund generally will pay for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, 370 17th Street, Suite 3100, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM A NOTARY PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at (800) 298-3442 (or sending a facsimile transmission to the Fund at (303) 825-2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."


6  -----------------------------------------------------------------------------

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES

You may sell your Fund shares and buy shares of the U.S. Government Money Market Fund or the U.S. Treasury Money Market Fund, other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund that you are considering investing in. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at (800) 298-3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at (800) 298-3442 to request a current prospectus for the Fund which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED?

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Class of shares of the Fund is determined by adding the value of each Class' proportional share of the Fund's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.


-----------------------------------------------------------------------------  7

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct and that they are not subject to 31% backup withholding for failing to report income to the IRS. If investors violate IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

8  -----------------------------------------------------------------------------

                           FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at
(800) 298-3442.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated(1):

                                                                                                       For the
                                                          For the                                      Period
                                                            Year                                    December 10,
                                                            Ended                                      1998 to
                                                       April 30, 2000                             April 30, 1999(1)
                                             ------------------------------------------------------------------------------

                                                                                Class I
                                             ------------------------------------------------------------------------------
Net asset value - beginning of period                       $1.00                                       $1.00
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.05                                        0.02
---------------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                        (0.05)                                      (0.02)
---------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                             $1.00                                       $1.00
===========================================================================================================================
Total return                                                 5.43%                                       4.82%(2)
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $140,005                                     $167,257
===========================================================================================================================
Ratio of expenses to average net assets                      0.20%                                       0.20%(2)
===========================================================================================================================
Ratio of net investment income to
  average net assets                                         5.37%                                       4.71%(2)
===========================================================================================================================
Ratio of expenses to average net assets
  without fee waivers                                        0.28%                                       0.66%(2)
===========================================================================================================================
Ratio of net investment income to
  average net assets without fee waivers                     5.28%                                       4.25%(2)
===========================================================================================================================


(1) Class I commenced operations on December 10, 1998.
(2) Annualized


-----------------------------------------------------------------------------  9

APPENDIX

ADDITIONAL, NON PRINCIPAL, INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information provides a brief description of the securities in which the Fund may invest and the transactions it may make. The Fund is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Fund's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Fund may buy and sell obligations on a when-issued or delayed- delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's share price, yield, and return. Ordinarily, the Fund will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A stand-by commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may invest up to 10% of its assets in illiquid investments and private placements.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Fund may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

STRIPPED U.S. GOVERNMENT OBLIGATIONS. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. The Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payments are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Fund.

The Fund also may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts
(TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.

ZERO COUPON BOND. The Fund may invest in zero coupon securities. Zero coupon bonds purchased by the Fund do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


A-1  ---------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND

If you would like more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments.

==========================================================================
         TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL
     REPORT FOR THE FUND FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE FUND AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO ALPS MUTUAL FUNDS SERVICES AT 370 17TH STREET, SUITE 3100, DENVER,
             COLORADO 80202 OR CALL ALPS AT 1-800-298-3442.

==========================================================================


[LOGO]                                     FINANCIAL INVESTORS TRUST
                                           FUNDS
        GE ASSET MANAGEMENT
---------------                            - Are NOT insured by the FDIC, a
        We bring good things to life         bank or any agency of the U.S.
                                             Government.
[LOGO]                                     - Are NOT bank deposits or
                                             other obligations of or guaranteed
                                             by a bank.
    MUTUAL FUNDS SERVICES                  - Involve investment risks, including
    MEMBER NASD                              the possible loss of the principal
                                             amount invested.

SPONSOR AND DISTRIBUTOR                Investment Company Act File No. 811-08194

[GRAPHIC] FINANCIAL
          INVESTORS
          TRUST





                           PRIME MONEY MARKET FUND
                                  CLASS II



                                PROSPECTUS
                              AUGUST 28, 2000



                                 [LOGO]
                                      GE ASSET MANAGEMENT
                     _________________
                                      WE BRING GOOD THINGS TO LIFE




   AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Primary Risks . . . . . . . . . . . . . . . . . .  1

Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

Fees and Expenses of the Fund  . . . . . . . . . . . . . . . . . . . . . .  3

Investment Details . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

Who Manages the Fund?  . . . . . . . . . . . . . . . . . . . . . . . . . .  5

How Do I Invest in the Fund? . . . . . . . . . . . . . . . . . . . . . . .  5

Distribution Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

Additional Information about the Fund  . . . . . . . . . . . . . . Back Cover
--------------------------------------------------------------------------------





No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

                       INVESTMENT OBJECTIVE AND PRIMARY RISKS


INVESTMENT OBJECTIVE -- The investment objective of the Prime Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed or mortgage-related securities. In any event, however, the Fund will only invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determines present minimal credit risk and that the Adviser determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities. Only these types of securities are considered "prime" by the Adviser. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to many risks, including:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities.

- CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

For more information about the risk factors identified above, please refer to the section entitled "INVESTMENT DETAILS" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

SHOULD I INVEST IN THE PRIME MONEY MARKET FUND?

The Class II shares of the Fund are intended for institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions and certain individuals that can meet the minimum investment threshold of the Fund.

-------------------------------------------------------------------------------
                      FUND FACTS

     GOAL: To provide investors with a high level of current income while seeking to preserve principal.

     PRINCIPAL INVESTMENTS:
     -   U.S. Government Obligations
     -   Corporate Debt Obligations
     -   Commercial Paper
     -   Foreign Bank Obligations
     -   Asset-Backed and Mortgage-Related
         Securities

     INVESTMENT ADVISER (THE "ADVISER"):
     -   General Electric Asset Management, Inc.
     ("GEAM", formerly General Electric
     Investment Management, Inc.)

     DISTRIBUTOR:
     -   ALPS Mutual Funds Services, Inc. ("ALPS")
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------  1

                              PERFORMANCE

The following information illustrates the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.


                       YEAR-BY-YEAR TOTAL RETURN

[CHART]

                       12/31/99         4.83%

During the period shown in the chart for the Fund, the highest return for a quarter was 1.36% (quarter ending December 1999), and the lowest return for a quarter was 1.07% (quarter ending March 1999). The Fund's year-to-date return for the period ended June 30, 2000 was 2.85%.


                        AVERAGE ANNUAL TOTAL RETURNS
                  (for the period ended December 31, 1999)

                                        -------------------------------------------------------
                                              INCEPTION              1                SINCE
                                               DATE                 YEAR            INCEPTION
-----------------------------------------------------------------------------------------------
  PRIME MONEY MARKET FUND - CLASS II    December 23, 1998           4.83%              4.89%
-----------------------------------------------------------------------------------------------


2  ----------------------------------------------------------------------------

                       FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

                ----------------------------------------------------------------
                SHAREHOLDER FEES
                (fees paid directly from your investments)
                ----------------------------------------------------------------
                Maximum Sales Load                                          None
                ----------------------------------------------------------------

                Maximum Deferred Sales Charge                               None
                ----------------------------------------------------------------

                Redemption                                                  None
                ----------------------------------------------------------------

                Exchange                                                    None
                ----------------------------------------------------------------

-------------------------------------------------------------------------------

                     ANNUAL FUND OPERATING EXPENSES
                       (paid from Fund assets)
              ------------------------------------------
               Management Fees                  0.04%
              ------------------------------------------
               Distribution (12b-1) Fees        0.25%
              ------------------------------------------
               Other Exenses                    0.28%*
              ------------------------------------------
               Total Annual Fund Operating
                 Expenses                       0.57%
              ------------------------------------------
               Fee Waiver                      (0.12)%*
              ------------------------------------------
               Net Annual Fund Operating
                 Expenses                       0.45%
             -------------------------------------------

             * The amount for "Other Expenses" includes
             administration fees payable to ALPS. ALPS
             has contractually agreed to waive a portion
             of the administration fees that it is entitled
             to receive, and/or assume a portion
             of Fund expenses, until at least April 30,
             2001. As a result, Net Annual Fund Operating
             Expenses for the Fund will be no more than
             0.45% for that period. You will be notified
             if these waivers are reduced after that date
             resulting in a material change to the
             expense ratio.
----------------------------------------------------------------------------

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 ----------------------------------------------------------------
                                    ONE            THREE             FIVE             TEN
                                   YEAR            YEARS             YEARS           YEARS
-------------------------------------------------------------------------------------------------
  PRIME MONEY MARKET FUND           $46            $171              $306             $702
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------- 3

                              INVESTMENT DETAILS

INVESTMENT OBJECTIVE -- The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed or mortgage-related securities. In any event, however, the Fund only will invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determine present minimal credit risk and that the Adviser determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities.

In selecting securities for the Fund, the Adviser examines the yields and maturities on various types of money market securities against the Adviser's outlook for interest rates. For example, mortgage related securities often offer a yield advantage over Treasury bills. If rates are expected to fall, longer-maturities may be purchased, which typically have higher yields than shorter maturities, to try to preserve the Fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

DESCRIPTION OF PRINCIPAL SECURITY TYPES - The Fund invests exclusively in the following types of securities:

- U.S. GOVERNMENT OBLIGATIONS: U.S. government obligations are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government obligations are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. There is no guarantee that the government will support these obligations if it is not required to do so, and, therefore, they involve more risk than other government obligations.

- BANKER'S ACCEPTANCES: Bank issued commitments to pay for merchandise sold in the import/export market.

- CORPORATE DEBT OBLIGATIONS: Corporate debt obligations include bonds, notes, debentures, and other obligations of corporate entities to pay interest and repay principal.

- COMMERCIAL PAPER: Unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.

- ASSET-BACKED SECURITIES: Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

- MORTGAGE-RELATED SECURITIES: Mortgage related securities or mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Typically, mortgage-backed securities issued by private entities do not have the same credit standing as mortgage-backed securities issued or guaranteed by the U.S. Government.

- FOREIGN BANK OBLIGATIONS: U.S. Dollar denominated obligations of United States branches of foreign banks which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Adviser are of comparable quality to similar obligations of U.S. banks.


4  ----------------------------------------------------------------------------

- REPURCHASE AGREEMENTS: Repurchase agreements involve the purchase of a security by a purchaser and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the purchaser at a specified date or on demand. This technique offers a method of earning income on idle cash.

The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

                          WHO MANAGES THE FUND?

The Adviser is a wholly-owned subsidiary of General Electric Company ("GE"). The principal address of the Adviser is 3003 Summer Street, Stamford, CT 06905. Through GEAM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEAM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEAM and GEIC collectively provide investment management services to various institutional accounts with total assets as of June 30, 2000 of approximately $116 billion, of which approximately $30 billion was invested in mutual funds.

Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. GEAM is entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2000, the Fund paid the Adviser 0.04% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT

The Trustees have entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services, including, but not limited to: preparing the Fund's semi-annual reports; coordinating the preparation of the Fund's Federal and state tax returns; monitoring the Fund's compliance with its investment restrictions and policies; and generally assisting in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of the expenses of the Fund until at least April 30, 2001. More particularly, ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive under the administrative services agreement with the Fund, and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.45% of the average net assets of the Fund.

                        HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE?

As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check or money order. Your check or money order must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

         State Street Bank & Trust Co.
         ABA# 011000028
         Prime Money Market Fund
         Credit DDA# 22404081
         (Account Registration)
         (Account Number)

---------------------------------------------------------------------------  5

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Financial Investors Trust (the "Trust") reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                       Financial Investors Trust
                      370 17th Street, Suite 3100
                           Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 5:00 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in the Fund is $25,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $5,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $5,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES

You may redeem all or any part of the value of your account(s) on any day the assets of the Fund are valued (a "Business Day"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 1:00 p.m. Eastern Time on a Business Day, the Fund will generally pay for your redeemed shares on that day. Otherwise, the Fund generally will pay for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, 370 17th Street, Suite 3100, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i)  state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at (800) 298-3442 (or sending a facsimile transmission to the Fund at (303) 825-2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.


6  ---------------------------------------------------------------------------

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

CHECK REDEMPTION: You may write an unlimited number of checks drawn on your account by either requesting the privilege on your account application or by sending a written request to the Fund. In order to establish the checkwriting option, you must manually sign a signature card that includes all authorized individuals. Checks will be sent only to the registered owner(s) of the account and only to the address of record. Checks may be made payable to the order of any person. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of your Fund shares to cover the amount of the check. Shares earn dividends through the day the redemption is processed. There is no charge to you for the use of the checks; however, the Transfer Agent will impose a charge for stopping payment of a check upon your request, or if the Transfer Agent cannot honor a check due to insufficient funds or other valid reasons. A request to reverse a stop payment order must be received in writing.

Checks may not be written to redeem shares purchased by check until the date that good funds are credited to the Fund's custodian by its correspondent bank. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "Insufficient Funds." Checks written on amounts subject to the hold described above will be returned marked "Uncollected." If your check does not clear, you will be responsible for any loss the Fund, Custodian, or Transfer Agent may incur.

A check may not be used to close an account. Checkwriting is not available to holders of shares in certificate form or if you are subject to Internal Revenue Service backup withholding. It is also inadvisable for you to write a check for an amount close to the total value of your account. The Trust reserves the right to terminate or alter the checkwriting service at any time.

EXCHANGE OF FUND SHARES

You may sell your Fund shares and buy shares of the U.S. Government Money Market Fund or the U.S. Treasury Money Market Fund, other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund that you are considering investing in. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at (800) 298-3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at (800) 298-3442 to request a current prospectus for the Fund which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED?

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Class of shares of the Fund is determined by adding the value of each Class' proportional share of the Fund's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing


---------------------------------------------------------------------------  7
that value by the total number of the shares outstanding in that Class. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct and that they are not subject to 31% backup withholding for failing to report income to the IRS. If investors violate IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.


8  ---------------------------------------------------------------------------

                             DISTRIBUTION PLAN


The Trustees have adopted a Distribution Plan on behalf of Class II of the Fund pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .25% of the average net assets of Class II for distribution-related services. These services include, but are not limited to the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Prime Fund and reports to recipients other than existing shareholders of the Prime Fund; obtaining such information, analysis and reports with respect to marketing and promotional activities as ALPS may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II Shares of the Prime Fund; and providing training, marketing and support to such dealers and others with respect to the sale of Class II Shares of the Prime Fund. The Distribution Fee is an expense of Class II in addition to the Management Fee, and Administration Fee, and will reduce the net income and total return of that Class.

                          FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at
(800) 298-3442.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated(1):


                                                                                                       For the
                                                          For the                                      Period
                                                            Year                                    December 23,
                                                            Ended                                      1998 to
                                                       April 30, 2000                             April 30, 1999(1)
                                              -----------------------------------------------------------------------------

                                                                                Class II
                                              -----------------------------------------------------------------------------
Net asset value - beginning of period                       $1.00                                       $1.00
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.05                                        0.02
---------------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                        (0.05)                                      (0.02)
---------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                             $1.00                                       $1.00
===========================================================================================================================
Total return                                                 5.17%                                       4.55%(2)
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                               $32                                          $2
===========================================================================================================================
Ratio of expenses to average net assets                      0.45%                                       0.45%(2)
===========================================================================================================================
Ratio of net investment income to
  average net assets                                         5.11%                                       4.53%(2)
===========================================================================================================================
Ratio of expenses to average net assets
  without fee waivers                                        0.57%                                       1.24%(2)
===========================================================================================================================
Ratio of net investment income to
  average net assets without fee waivers                     4.99%                                       3.74%(2)
===========================================================================================================================

(1) Class II commenced operations on December 23, 1998.
(2) Annualized


---------------------------------------------------------------------------  9

                                APPENDIX


ADDITIONAL, NON PRINCIPAL, INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information provides a brief description of the securities in which the Fund may invest and the transactions it may make. The Fund is not limited by this discussion, however, and may purchase other types of securities and may enter into other types of transactions if they are consistent with the Fund's investment objective and policies.

DELAYED-DELIVERY AND WHEN-ISSUED TRANSACTIONS. The Fund may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in the Fund's share price, yield, and return. Ordinarily, the Fund will not earn interest on obligations until they are delivered.

DEMAND FEATURES AND STAND-BY COMMITMENTS. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security at any time or at specified intervals. A stand-by commitment is a put that entitles the security holder to same-day settlement at amortized cost plus accrued interest.

ILLIQUID INVESTMENTS. Under guidelines established by the Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may invest up to 10% of its assets in illiquid investments and private placements.

REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. Although the Fund may sell its rights under a refunding contract, these contracts are relatively new and the secondary market for them may be less liquid than the secondary market for other types of municipal securities.

STRIPPED U.S. GOVERNMENT OBLIGATIONS. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. The Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payments are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Fund.

The Fund also may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts
(TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are obligations issued by the United States and backed by its full faith and credit.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable or floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.

ZERO COUPON BOND. The Fund may invest in zero coupon securities. Zero coupon bonds purchased by the Fund do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

A-1  -------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND


If you would like more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments.

   ==================================================================
        TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUND FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE FUND AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO ALPS MUTUAL FUNDS SERVICES AT 370 17TH STREET, SUITE 3100, DENVER,
            COLORADO 80202 OR CALL ALPS AT 1-800-298-3442.
   ==================================================================


[LOGO]                             FINANCIAL INVESTORS TRUST FUNDS

   GE Asset Management             - Are NOT insured by the FDIC, a
---------                            bank or any agency of the U.S.
   We bring good things to life      Government.
                                   - Are NOT bank deposits or
                                     other obligations of or guaranteed
                                     by a bank.
                                   - Involve investment risks, including
[LOGO]                               the possible loss of the principal
                                     amount invested.
     MUTUAL FUNDS SERVICES
     MEMBER NASD

                                     Investment Company Act File No. 811-08194

SPONSOR AND DISTRIBUTOR

[GRAPHIC]       FINANCIAL
                INVESTORS
                TRUST





                                    U.S. GOVERNMENT
                                   MONEY MARKET FUND




                                       PROSPECTUS
                                     AUGUST 28, 2000






                     [LOGO]

                                    GE ASSET MANAGEMENT

                     -----------------

                                    We bring good things to life



            AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE fUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objective and Primary Risk.........................................1

Performance...................................................................2

Fees and Expenses of the Fund.................................................3

Investment Details............................................................4

Who Manages the Fund?.........................................................4

How Do I Invest in the Fund?..................................................5

Financial Highlights..........................................................8

Additional Information about the Fund................................Back Cover
--------------------------------------------------------------------------------





No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

                        INVESTMENT OBJECTIVE AND PRIMARY RISKS


INVESTMENT OBJECTIVE -- The investment objective of the U.S. Government Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. Government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to many risks, including:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities.

- CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

For more information about the risk factors identified above, please refer to the section entitled "INVESTMENT DETAILS" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

     SHOULD I INVEST IN THE U.S. GOVERNMENT MONEY MARKET FUND?

     The Fund primarily is intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

--------------------------------------------------------------------------------
                                 FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:
- U.S. Government Obligations
- Mortgage-Related Securities
- Repurchase Agreements

INVESTMENT ADVISER (THE "ADVISER"):
- General Electric Asset Management, Inc, ("GEAM", formerly General Electric Investment Management, Inc.)

DISTRIBUTOR:
- ALPS Mutual Funds Services, Inc. ("ALPS")
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------  1

                                      PERFORMANCE


The following information illustrates the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

                                 YEAR-BY-YEAR TOTAL RETURN

                                     12/31/95    5.93%
                                     12/31/96    5.08%
                                     12/31/97    5.44%
                                     12/31/97    5.39%
                                     12/31/99    4.95%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.62% (quarter ending June 30, 1995), and the lowest return for a quarter was 0.97% (quarter ending September 30, 1994). The Fund's year-to-date return for the period ended June 30, 2000 was 2.91%.

                                AVERAGE ANNUAL TOTAL RETURNS
                          (for the period ended December 31, 1999)

                                          INCEPTION              1            5            SINCE
                                            DATE               YEAR         YEAR         INCEPTION
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND       June 7, 1994         4.95%        5.32%        5.21%


2  -----------------------------------------------------------------------------

                             FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

-----------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------------------------------
Maximum Sales Load                                          None
-----------------------------------------------------------------
Maximum Deferred Sales Charge                               None
-----------------------------------------------------------------
Redemption                                                  None
-----------------------------------------------------------------
Exchange                                                    None
-----------------------------------------------------------------


             -----------------------------------------------------------------
             -----------------------------------------------------------------
                               ANNUAL FUND OPERATING EXPENSES
                                  (paid from Fund assets)
             -----------------------------------------------------------------

             Management Fees                                          0.04%
             -----------------------------------------------------------------
             Distribution (12b-1) fees                                None
             -----------------------------------------------------------------
             Other Expenses                                           0.18%
             -----------------------------------------------------------------
             Total Annual Fund Operating Expenses                     0.22%
             -----------------------------------------------------------------
             Fee Waiver                                              (0.02)%*
             -----------------------------------------------------------------
             Net Annual Fund Operating Expenses                       0.20%
             -----------------------------------------------------------------

* The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2001. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.20% for that period. You will be notified if these waivers are reduced after that date resulting in a material change to the expense ratio.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        ONE        THREE        FIVE          TEN
                                        YEAR       YEARS        YEARS         YEARS
-----------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND       $20        $69          $122         $278

-----------------------------------------------------------------------------  3

                               INVESTMENT DETAILS

INVESTMENT OBJECTIVE -- The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements collateralized at least to 102% by U.S. Treasury obligations and other direct obligations of the U.S. Government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less. In selecting securities, the Adviser examines the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, mortgage related securities often offer a yield advantage over Treasury bills. And if rates are expected to fall, longer-maturities may be purchased, which typically have higher yields than shorter maturities, to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

DESCRIPTION OF PRINCIPAL SECURITY TYPES - The Fund invests exclusively in the following types of securities:

- U.S. GOVERNMENT SECURITIES: U.S. government securities are debt obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, obligations issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. There is no guarantee that the government will support these types of obligations, and, therefore, they involve more risk than other government obligations.

- MORTGAGE-RELATED SECURITIES: Mortgage-related securities or mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

- REPURCHASE AGREEMENTS: Repurchase agreements involve the purchase of a security by a purchaser and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the purchaser at a specified date or on demand. This technique offers a method of earning income on idle cash.

The Statement of Additional Information (OSAIO) contains additional information about the risks associated with investing in the Fund.

                              WHO MANAGES THE FUND?

The Adviser is a wholly-owned subsidiary of General Electric Company ("GE"). The principal address of the Adviser is 3003 Summer Street, Stamford, CT 06905. Through GEAM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEAM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEAM and GEIC collectively provide investment management services to various institutional accounts with total assets as of June 30, 2000 of approximately $116 billion, of which approximately $30 billion was invested in mutual funds.

Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. GEAM is entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2000, the Fund paid the Adviser 0.04% of average net assets of the Fund in advisory fees.


4  -----------------------------------------------------------------------------

ADMINISTRATIVE SERVICES AGREEMENT

The Trustees have entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services, including, but not limited to: preparing the Fund's semi-annual reports; coordinating the preparation of the Fund's Federal and state tax returns; monitoring the Fund's compliance with its investment restrictions and policies; and generally assisting in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of the expenses of the Fund until at least April 30, 2000. More particularly, ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive under the administrative services agreement with the Fund , and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.20 % of the average net assets of the Fund.

                          HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE?

As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System (OFederal FundsO) or by check or money order. Your check or money order must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     U.S. Government Money Market Fund
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Financial Investors Trust (the "Trust") reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                            Financial Investors Trust
                           370 17th Street, Suite 3100
                                Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 5:00 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in the Fund is $500,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $125,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $125,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES

You may redeem all or any part of the value of your account(s) on any day the assets of the Fund are valued (a "Business Day"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 1:00 p.m. Eastern Time on a Business Day, the Fund will generally pay for your redeemed shares on that day. Otherwise, the Fund generally will pay for your redeemed shares on the next Business Day. The Fund reserves the


-----------------------------------------------------------------------------  5
right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, 370 17th Street, Suite 3100, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at (800) 298-3442 (or sending a facsimile transmission to the Fund at (303) 825-2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES

You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund or the Prime Money Market Fund, other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund that you are considering investing in. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at
(800) 298-3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at (800) 298-3442 to request a current prospectus for the Fund which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions


6  -----------------------------------------------------------------------------
received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED?

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct and that they are not subject to 31% backup withholding for failing to report income to the IRS. If investors violate IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.


-----------------------------------------------------------------------------  7

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at
(800) 298-3442.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated(1):

                                                                               For the Year Ended April 30,
                                                            2000              1999           1998            1997          1996
                                                  -------------------------------------------------------------------------------
Net asset value - beginning of period                       $1.00             $1.00          $1.00           $9.97         $9.97
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.05              0.05           0.05            0.14          0.55
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                        (0.05)            (0.05)         (0.05)          (0.14)        (0.55)
Stock Split (Note 3)                                         0.00              0.00           0.00           (8.97)         0.00
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                              (0.05)            (0.05)         (0.05)          (9.11)        (0.55)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                             $1.00             $1.00          $1.00           $1.00         $9.97
=================================================================================================================================
Total return                                                 5.27%             5.16%          5.48%           5.23%         5.65%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $223,152          $352,333       $150,222         $87,416       $31,082
=================================================================================================================================
Ratio of expenses to average net assets                      0.20%             0.20%          0.20%           0.23%         0.60%
=================================================================================================================================
Ratio of net investment income to
  average net assets                                         5.12%             5.01%          5.35%           5.13%         5.38%
=================================================================================================================================
Ratio of expenses to average net assets
  without fee waivers                                        0.22%             0.24%          0.31%           0.39%         0.85%
=================================================================================================================================
Ratio of net investment income to
  average net assets without fee waivers                     5.10%             4.96%          5.24%           4.97%         5.12%
=================================================================================================================================

(1) The financial highlights prior to July 10, 1996 reflect the operations of the Fund as the Short-Term U.S. Government Income Fund when it was not a money market fund and had different investment policies and expenses, and a fluctuating net asset value not maintained at $1.00 per share. The Fund changed to a money market fund on July 10, 1996 following a Special Meeting of the Fund's shareholders on June 27, 1996. The financial highlights prior to March 24, 1997 also reflect the operations of the Fund while the Fund's investment adviser was FGIC Advisors, Inc. GEAM was approved as the Fund's investment adviser at a Special Meeting of the shareholders of the Fund on March 21, 1997.


-----------------------------------------------------------------------------  8

ADDITIONAL INFORMATION ABOUT THE FUND

If you would like more information about the Fund, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments.

================================================================================
           TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL
  REPORT FOR THE FUND FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE
   FUND AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO ALPS MUTUAL FUNDS
     SERVICES AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR CALL
                             ALPS AT 1-800-298-3442.
================================================================================


[LOGO]                                     FINANCIAL INVESTORS TRUST
                                           FUNDS
        GE ASSET MANAGEMENT
---------------                            - Are NOT insured by the FDIC, a
        We bring good things to life         bank or any agency of the U.S.
                                             Government.
[LOGO]                                     - Are NOT bank deposits or
                                             other obligations of or guaranteed
                                             by a bank.
    MUTUAL FUNDS SERVICES                  - Involve investment risks, including
    MEMBER NASD                              the possible loss of the principal
                                             amount invested.

SPONSOR AND DISTRIBUTOR                Investment Company Act File No. 811-08194

[GRAPHIC]FINANCIAL
         INVESTORS
         TRUST






                                  U.S TREASURY
                                MONEY MARKET FUND

                                   PROSPECTUS
                                AUGUST 28, 2000





[LOGO]
                                                    GE ASSET MANAGEMENT
                                ____________________
                                                    WE BRING GOOD THINGS TO LIFE


AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Primary Risks.......................................1

Performance..................................................................2

Fees and Expenses of the Fund................................................3

Investment Details...........................................................4

Who Manages the Fund?........................................................4

How Do I Invest in the Fund?.................................................5

Financial Highlights.........................................................8

Additional Information about the Fund...............................Back Cover

--------------------------------------------------------------------------------






No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

                     INVESTMENT OBJECTIVE AND PRIMARY RISKS


INVESTMENT OBJECTIVE -- The investment objective of the U.S. Treasury Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements collateralized to 102% by U.S. Treasury obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to many risks, including:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities.

- CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

For more information about the risk factors identified above, please refer to the section entitled "INVESTMENT DETAILS" later in this prospectus. The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

SHOULD I INVEST IN THE U.S. TREASURY MONEY MARKET FUND?

The Fund primarily is intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

--------------------------------------------------------------------------------

                                FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:
- U.S. Treasury Obligations
- Repurchase Agreements

INVESTMENT ADVISER (THE "ADVISER")
- General Electric Asset_Management, Inc. ("GEAM", formerly General Electric Investment Management, Inc.)

DISTRIBUTOR:
- ALPS Mutual Funds Services, Inc. ("ALPS")
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------  1

                                   PERFORMANCE

The following information illustrates the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.


                           YEAR-BY-YEAR TOTAL RETURN
[CHART]

12/31/95       12/31/96      12/31/97     12/31/98   12/31/99
5.68%            5.17%         5.29%        5.15%      4.68%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.42% (quarter ending June 30, 1995), and the lowest return for a quarter was 1.02% (quarter ending September 30, 1994). The Fund's year-to-date return for the period ended June 30, 2000 was 2.79%.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the period ended December 31, 1999)

                                    ---------------------------------------------------
                                      INCEPTION          1           5           SINCE
                                        DATE           YEAR       YEAR        INCEPTION
---------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND       May 25, 1994      4.68%      5.19%         5.11%
---------------------------------------------------------------------------------------


2  -----------------------------------------------------------------------------

                          FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

          ------------------------------------------------------
          SHAREHOLDER FEES
          (fees paid directly from your investment)
          ------------------------------------------------------
          Maximum Sales Load                          None
          ------------------------------------------------------
          Maximum Deferred Sales Charge               None
          ------------------------------------------------------
          Redemption                                  None
          ------------------------------------------------------
          Exchange                                    None
          ------------------------------------------------------


------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                             (paid from Fund assets)
                 ----------------------------------------------
                   Mangement Fees                       0.05%
                 ----------------------------------------------
                   Distribution (12b-1) Fees            None
                 ----------------------------------------------
                   Other Expenses                       0.67%*
                 ----------------------------------------------
                   Total Annual Fund Operating Expenses 0.72%
                 ----------------------------------------------
                   Fee Waiver                          (0.39)%*
                 ----------------------------------------------
                   Net Annual Fund Operating Expenses   0.33%
                 ----------------------------------------------

*The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2001. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.33% for that period. You will be notified if these waivers are reduced after that date resulting in a material change to the expense ratio.

-------------------------------------------------------------------------------

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       -------------------------------------------------------
                                        ONE           THREE           FIVE          TEN
                                        YEAR          YEARS           YEARS        YEARS
----------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND         $34           $191            $362         $857
----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------  3

                               INVESTMENT DETAILS


INVESTMENT OBJECTIVE -- The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements collateralized to 102% by U.S. Treasury obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

DESCRIPTION OF PRINCIPAL SECURITY TYPES - The Fund invests exclusively in the following types of securities:

- U.S. TREASURY OBLIGATIONS: U.S. Treasury Obligations such as U.S. Treasury bills and notes, are debt obligations issued or guaranteed by the U.S. Treasury. U.S. Treasury Obligations are backed by the full faith and credit of the United States.

- REPURCHASE AGREEMENTS: Repurchase agreements involve the purchase of a security by a purchaser and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the purchaser at a specified date or on demand. This technique offers a method of earning income on idle cash.

The Statement of Additional Information ("SAI") contains additional information about the risks associated with investing in the Fund.

                              WHO MANAGES THE FUND?


The Adviser is a wholly-owned subsidiary of General Electric Company ("GE"). The principal address of the Adviser is 3003 Summer Street, Stamford, CT 06905. Through GEAM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEAM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEAM and GEIC collectively provide investment management services to various institutional accounts with total assets as of June 30, 2000 of approximately $116 billion, of which approximately $30 billion was invested in mutual funds.

Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. GEAM is entitled to receive management fees of 0.05% on the first $500 million of average net assets of the Fund, 0.075% on the next $500 million and 0.10% on average net assets in excess of $1 billion but not exceeding $1.5 billion and 0.15% on average net assets in excess of $1.5 billion. During the fiscal year ended April 30, 2000, the Fund paid the Adviser 0.05% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT

The Trustees have entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services, including, but not limited to: preparing the Fund's semi-annual reports; coordinating the preparation of the Fund's Federal and state tax returns; monitoring the Fund's compliance with its investment restrictions and policies; and generally assisting in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS receives a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $600,000 or 0.26% of average daily net assets of the Fund up to $500 million; 0.24% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.22% of the average daily net assets of the Fund that exceed $1 billion.


4  -----------------------------------------------------------------------------

ALPS has agreed to voluntarily waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of the expenses of the Fund until at least April 30, 2001. More particularly, ALPS has voluntarily agreed to waive a portion of the administration fees that it is entitled to receive under the administrative services agreement with the Fund , and/or assume a portion of Fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.33% of the average net assets of the Fund.

                          HOW DO I INVEST IN THE FUND?


HOW ARE INVESTMENTS MADE?

As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check or money order. Your check or money order must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     U.S. Treasury Money Market Fund
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. Financial Investors Trust (the "Trust") reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                           Financial Investors Trust
                          370 17th Street, Suite 3100
                                Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 5:00 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in the Fund is $100,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $25,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $25,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES

You may redeem all or any part of the value of your account(s) on any day the assets of the Fund are valued (a "Business Day"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 1:00 p.m. Eastern Time on a Business Day, the Fund will generally pay for your redeemed shares on that day. Otherwise, the Fund generally will pay for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, 370 17th Street, Suite 3100, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i)  state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.


----------------------------------------------------------------------------  5

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at (800) 298-3442 (or sending a facsimile transmission to the Fund at (303) 825-2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

CHECK REDEMPTION: You may write an unlimited number of checks drawn on your account by either requesting the privilege on your account application or by sending a written request to the Fund. In order to establish the checkwriting option, you must manually sign a signature card that includes all authorized individuals. Checks will be sent only to the registered owner(s) of the account and only to the address of record. Checks may be made payable to the order of any person. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of your Fund shares to cover the amount of the check. Shares earn dividends through the day the redemption is processed. There is no charge to you for the use of the checks; however, the Transfer Agent will impose a charge for stopping payment of a check upon your request, or if the Transfer Agent cannot honor a check due to insufficient funds or other valid reasons. A request to reverse a stop payment order must be received in writing.

Checks may not be written to redeem shares purchased by check until the date that good funds are credited to the Fund's custodian by its correspondent bank. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "Insufficient Funds." Checks written on amounts subject to the hold described above will be returned marked "Uncollected." If your check does not clear, you will be responsible for any loss the Fund, Custodian, or Transfer Agent may incur. A check may not be used to close an account.

Checkwriting is not available to holders of shares in certificate form or if you are subject to Internal Revenue Service backup withholding. It is also inadvisable for you to write a check for an amount close to the total value of your account. The Trust reserves the right to terminate or alter the checkwriting service at any time.

EXCHANGE OF FUND SHARES

You may sell your Fund shares and buy shares of the U.S. Government Money Market Fund or the Prime Money Market Fund, other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund that you are considering investing in. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at
(800) 298-3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered


6  ----------------------------------------------------------------------------
for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at (800) 298-3442 to request a current prospectus for the Fund which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS". Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED?

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time.

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct and that they are not subject to 31% backup withholding for failing to report income to the IRS. If investors violate IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.


----------------------------------------------------------------------------  7

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at
(800) 298-3442.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial
interest outstanding throughout the period indicated(1):

                                                                           For the Year Ended April 30,
                                                            2000              1999           1998            1997          1996
                                                       ------------------------------------------------------------------------
Net asset value - beginning of period                       $1.00             $1.00          $1.00           $1.00         $1.00
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.05              0.05           0.05            0.05          0.05
--------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                        (0.05)            (0.05)         (0.05)          (0.05)        (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                             $1.00             $1.00          $1.00           $1.00         $1.00
================================================================================================================================
Total return                                                 5.01%             4.90%          5.30%           5.15%         5.44%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $78,943           $90,862       $138,169        $167,692      $316,364
================================================================================================================================

Ratio of expenses to average net assets                      0.33%             0.33%          0.33%           0.30%         0.30%
================================================================================================================================
Ratio of net investment income to
  average net assets                                         4.85%             4.83%          5.18%           5.02%         5.36%
================================================================================================================================
Ratio of expenses to average net assets
  without fee waivers                                        0.72%             0.57%          0.55%           0.67%         0.71%
================================================================================================================================
Ratio of net investment income to
  average net assets without fee waivers                     4.46%             4.59%          4.96%           4.65%         4.95%
================================================================================================================================

(1) The financial highlights prior to March 24, 1997 reflect the operations of the Fund while the Fund's investment adviser was FGIC Advisors, Inc. GEAM was approved as the Fund's investment adviser at a special meeting of the shareholders of the Fund on March 21, 1997.


8 -----------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND

If you would like more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the OSECO) and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments.

  =============================================================================
           TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL
  REPORT FOR THE FUND FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE
   FUND AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO ALPS MUTUAL FUNDS
     SERVICES AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202 OR CALL
                             ALPS AT 1-800-298-3442.
  =============================================================================

[LOGO]                                    FINANCIAL INVESTORS TRUST FUNDS

          GE ASSET MANAGEMENT             -    Are NOT insured by the FDIC,
____________                                   a bank or any agency of the U.S.
          WE BRING GOOD THINGS TO LIFE         Government.
                                          -    Are NOT bank deposits or other
                                               obligations of or guaranteed by a
                                               bank.
ALPS [LOGO]                               -    Involve investment risks,
                                               including the possible loss
       MUTUAL FUNDS SERVICES                   of the principal amount
       MEMBER NASD                             invested.

                                       Investment Company Act File No. 811-08194
SPONSOR AND DISTRIBUTOR

-------------------------------------------------------------------------------






                                     [LOGO]


                               UNITED ASSOCIATION
                               S&P 500 INDEX FUND







                                   PROSPECTUS

                                 AUGUST 28, 2000












   AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
      APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS
                      YOU OTHERWISE IS COMMITTING A CRIME.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Prospectus Summary .......................................................2

Principal Strategies and Risks ...........................................3

Performance ..............................................................4

Fees and Expenses of the Fund ............................................4

More Information About Risk ..............................................5

Investment Adviser .......................................................6

How Do I Invest in the Fund? .............................................7

Distribution Plan .......................................................13

Financial Highlights ....................................................14



No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

PROSPECTUS SUMMARY


THE UNITED ASSOCIATION S&P 500 INDEX FUND -- In this prospectus, we provide you with information on: the principal investment strategies of the United Association S&P 500 Index Fund (the "Fund"); the risks associated with investing in the Fund; management and services provided to the Fund; how to invest in the Fund; and other information.

"Standard & Poor's-Registered Trademark", "S&P-Registered Trademark", "S&P 500-Registered Trademark", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Financial Investors Trust. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund is distributed primarily to the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry of the United States and Canada (the "UA") either through direct investment by UA members, or through investment by UA pension funds. Because the Fund is distributed primarily to the UA, the Trustees will consider the UA's policy and position on certain issues when establishing procedures for voting proxies of the underlying portfolio securities. This will be accomplished using a proxy service approved by the UA.

PRINCIPAL STRATEGIES AND RISKS


PRINCIPAL INVESTMENT STRATEGIES -- The Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by investing in securities comprising the S&P 500 Index. The S&P 500 Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Index in exactly the same proportion as those stocks that are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which will lower fund performance.

PRINCIPAL RISKS OF INVESTING -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles and therefore, the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and / or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, the S&P 500 Index of common stocks, may underperform other equity market segments or the equity market as a whole.

The Fund's ability to duplicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. For additional information about risks, see "More Information About Risk."

No matter how good a job the investment manager does, you could lose money on your investment in the Fund.

-------------------------------------------------------------------------------
FUND SUMMARY

INVESTMENT GOAL:
To approximate, before fund expenses, the investment results of the S&P 500
Index.

INVESTMENT FOCUS:
Common stocks of larger issuers

SHARE PRICE VOLATILITY:
(RELATIVE TO MUTUAL FUNDS GENERALLY)
High

PRINCIPAL INVESTMENT STRATEGY
Investing in stocks that comprise the S&P 500 Index

INVESTOR PROFILE
Investors seeking returns similar to the S&P 500 Index, who are willing to accept the risk of investing in equity securities.
-------------------------------------------------------------------------------

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

     SHOULD I INVEST IN THE UNITED ASSOCIATION S&P 500 INDEX FUND?

     The Fund may be appropriate for you if:

     - You are seeking an investment that aims to provide capital appreciation over the long term;
     - You can tolerate price fluctuations and volatility that are inherent in investing in a broad-based stock mutual fund;
     - You wish to add a common stock fund to your existing investment portfolio.

PERFORMANCE


There is no performance information for the Fund because it has not completed a full calendar year of operations.


FEES AND EXPENSES OF THE FUND


The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund's fees and expenses are based upon estimates of the operating expenses for the Fund's initial year of operation.

     -------------------------------------------------------------------------------------
     SHAREHOLDER FEES
     (fees paid directly from your investment)                 Class I          Class II
     -------------------------------------------------------------------------------------
     Maximum Sales Load                                         None              None
     -------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge                              None              None
     -------------------------------------------------------------------------------------
     Redemption                                                 None              None
     -------------------------------------------------------------------------------------
     Exchange                                                   None              None
     -------------------------------------------------------------------------------------
     Account Maintenance Fee (for accounts under $10,000)       None            $10/year
     -------------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund Assets)             Class I          Class II
     -------------------------------------------------------------------------------------
     Management Fees                                            0.01%            0.01%
     -------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                  None             0.10%*
     -------------------------------------------------------------------------------------
     Other Expenses                                             0.13%            0.13%
     -------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                       0.14%            0.24%
     -------------------------------------------------------------------------------------
     Fee Waiver                                                  --             (0.07)%*
     -------------------------------------------------------------------------------------
     Net Annual Fund Operating Expenses                         0.14%            0.17%
      -------------------------------------------------------------------------------------

     *ALPS Mutual Funds Services, Inc. ("ALPS") has contractually agreed to waive the distribution (12b-1) fees that it is entitled to receive from Class II to .035% for the first year of operation.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and that annual operating expenses set forth above are incurred. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. However, after one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     -------------------------------------------
                                        ONE YEAR                  THREE YEARS
--------------------------------------------------------------------------------
   CLASS I                                 $14                        $45
--------------------------------------------------------------------------------
   CLASS II                                $17                        $70
--------------------------------------------------------------------------------


MORE INFORMATION ABOUT RISK


EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

In addition, the Fund may also be subject to other risks, including:

DERIVATIVES RISK -- The Fund may use derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. Government securities.

FUTURES RISK -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

TRACKING ERROR RISK -- Factors such as fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses.

OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI"). Of course, the Fund cannot guarantee it will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Adviser uses under normal conditions.


INVESTMENT ADVISER


The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

National City Investment Management Company ("IMC"), with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as Adviser to the Fund. The Fund pays an advisory fee to IMC of .01% of the Fund's average net assets up to $2.5 billion, and .005% of the Fund's average net assets in excess of $2.5 billion. On June 30, 2000, IMC had approximately $25.6 billion in assets under management.

IMC utilizes a team approach for management of the Fund. No one person is primarily responsible for making investment recommendations to the team.

HOW DO I INVEST IN THE FUND?


INSTITUTIONAL SHARES -- The Fund offers Institutional Shares ("Class I" shares) that are designed to give organizations, pension funds and other entities (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for such entities, a convenient means of accumulating an interest in the Fund. Class I shares are not designed for individuals and have a minimum initial investment requirement of $500,000.

RETAIL SHARES -- The Fund also offers retail shares ("Class II" shares). Class II shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. Class II shares have a $1,000 minimum initial investment requirement and offer additional services for the individual investor. Class II shares also incur distribution fees and account maintenance fees (for accounts under $10,000).

----------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT          CLASS I            CLASS II
----------------------------------------------------------------------
New Account                        $500,000             $1,000
----------------------------------------------------------------------
IRA Account                           n/a               $1,000
----------------------------------------------------------------------
Systematic Investment Program         n/a                $100
----------------------------------------------------------------------
Systematic Withdrawl Plan             n/a              $10,000
----------------------------------------------------------------------

HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund directly from the Fund, or through an authorized broker or investment adviser. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Orders transmitted to the Fund in proper form prior to the close of business (normally 4:00 p.m. Eastern
Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS Mutual Funds Services, Inc. ("ALPS")serves as the Fund's Transfer Agent and maintains records of each shareholder's holdings of fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application. The Fund reserves the right to reject any purchase.

INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below:

BY MAIL. Make your check payable to the UA S&P 500 INDEX FUND and mail it, along with the Account Application (if your purchase is an initial investment). Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks. The check should be mailed to:
         UA S&P 500 Index Fund
         PMB 606
         303 16th Street, Suite #016
         Denver, CO 80202-5657

BY WIRE. You may purchase shares by wire transfer from your bank account to your UA S&P 500 Index Fund account. There is a $1,000 minimum for purchases by wire. To place a purchase by wire, please call 1-888-766-8043 to speak with a representative. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

         State Street Bank & Trust Co.
         ABA# 011000028
         UA S&P 500 Index Fund
         Credit DDA# 69642965
         (Account Registration)
         (Account Number)

The Fund may at its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

To purchase shares through authorized brokers and investment advisers, simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of business (normally 4:00 p.m. Eastern Time) will be executed that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "HOW ARE FUND SHARES VALUED?" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form.

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check or by ACH through the Automatic Investment Program, the payment of redemption proceeds may be delayed until the purchase has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal Funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communications during such times.

The Fund may modify or terminate certain redemption services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You can redeem your shares using any of the methods described below:

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

     - the Fund name and account registration from which you are redeeming shares;
     -    your account number;
     -    the amount to be redeemed; and
     - an authorized signature along with a signature guarantee (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-888-766-8043. You should be prepared to give the telephone representative the following information:

     -    your account number, social security number and account registration;
     -    the Fund name from which you are redeeming shares;
     -    the amount to be redeemed; and
     -    PIN numbers (Class I only).

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs via the telephone.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

METHODS OF REDEMPTION PAYMENTS

BY CHECK. Unless otherwise instructed, a check will be issued to the address of record on your account. For your protection, telephone redemptions by check will be suspended for a period of 30 days following an address change given over the telephone.

BY WIRE. You may instruct the Fund to send your redemption proceeds via Federal wire ($1,000 minimum per transaction) to your personal bank.

Wire redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent. Your bank may charge you a fee for receiving a wire payment on your behalf.

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem a large dollar amount. The Fund must consider the interests of all fund shareholders and so reserves the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operations or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.

INVOLUNTARY SALES OF YOUR SHARES

If your Class II account balance drops below $500 because of redemptions, you may be required to sell your shares. But, you will always be given at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

WHAT ADDITIONAL SERVICES ARE OFFERED BY CLASS II?

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Program section of your Account Application. When you participate in this program, the minimum initial investment in the Fund is $100. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-888-766-8043 at least three business days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $1,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 1-888-766-8043 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

WHAT STATEMENT AND REPORTS DO I RECEIVE FROM THE FUND?

You will receive a quarterly statement and a confirmation after every transaction that affects your share balance or account registration. A statement with tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial statements. Please write to the Fund at PMB 606, 303 16th Street, Suite 016, Denver, Colorado 80202-5657 or call the Fund at 1-888-766-8043 to request additional copies of these reports.

HOW ARE FUND SHARES VALUED?

The price at which you buy, sell or exchange fund shares is the share price or net asset value (NAV). The NAV for each Class of shares in the Fund is determined by adding the value of each Class' proportional share of the Fund's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class. The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open.

When the Fund calculates the NAV for the Fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees of the Fund.

For more information please refer to the SAI.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared and paid quarterly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.


DISTRIBUTION PLAN


The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class II shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the use of portfolio assets to compensate ALPS for its services and costs in distributing Class II shares and servicing shareholder accounts.

Under the Distribution Plan, ALPS receives an amount up to .10% of the average net assets of the Fund that are attributable to Class II shares. During the first year of operations, ALPS has agreed to waive the fee payable to ALPS under the Distribution Plan to .035% of the average net assets of the Fund that are attributable to Class II. All or a portion of the fees paid to ALPS under the Distribution Plan may, in turn, be paid to certain broker-dealers, investment advisers, and other third parties as compensation for selling Class II shares and for providing ongoing sales support services.

Because the fees paid under the Distribution Plan are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at
(888) 766-8043.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                        -----------------------------------------------
                                                              CLASS I                  CLASS II
                                                        -----------------------------------------------
                                                          For the Period            For the Period
                                                          March 2, 2000             March 28, 2000
                                                         to April 30, 2000          to April 30, 2000
                                                        -----------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                          $10.00                    $11.05
                                                        -----------------------------------------------
Income from investment operations:
  Net investment income                                          0.01                      0.00
  Net realized and unrealized gain                               0.53                     (0.52)
                                                        -----------------------------------------------

  Total income from investment operations                        0.54                     (0.52)
                                                        -----------------------------------------------

DISTRIBUTIONS                                                    0.00                      0.00
                                                        -----------------------------------------------

Net asset value- end of period                                 $10.54                    $10.53
                                                        -----------------------------------------------

TOTAL RETURN                                                     5.40%                    (4.71%)
                                                        -----------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                              $579,314                      $403
                                                        -----------------------------------------------

Ratio of expenses to average net assets(1)                        .13%                      .15%
                                                        -----------------------------------------------
Ratio of net investment income to
  average net assets(1)                                            .97%                      .99%
                                                        -----------------------------------------------
Ratio of expenses to average net assets without fee
  waivers(1)                                                      N/A                       .21%
                                                        -----------------------------------------------
Ratio of net investment income to average net
  assets without fee waivers(1)                                   N/A                       .93%
                                                        -----------------------------------------------
Portfolio turnover rate(2)                                          2%                        2%
                                                        -----------------------------------------------

(1) Annualized

(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period from March 2, 2000 to April 30, 2000 were $550,193,219 and $6,059,299, respectively.

                      ADDITIONAL INFORMATION ABOUT THE FUND

If you would like more information about the Fund, the following additional information is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund's annual and semi-annual reports provide additional information about the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

ADMINISTRATOR & DISTRIBUTOR
ALPS Mutual Funds Services, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO  80202

     --------------------------------------------------------------------------
                                TO OBTAIN THE SAI
        FOR THE FUND FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT
        THE FUND AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY WRITE TO ALPS MUTUAL FUNDS SERVICES AT 370 17TH STREET, SUITE 3100, DENVER, COLORADO
                    80202 OR CALL ALPS AT 1-888-766-8043.
     --------------------------------------------------------------------------


[LOGO]

    MUTUAL FUNDS SERVICES
    MEMBER NASD

SPONSOR AND DISTRIBUTOR                Investment Company Act File No. 811-08194

                                Interstate Fund


                                   PROSPECTUS

                                AUGUST 28, 2000


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
Investment Objective, Principal Strategies and Risks                   3

Performance                                                            3

Fees and Expenses of the Fund                                          4

Other Investment Strategies and Risks Related to the Fund              5

Investment Adviser                                                     6

How Do I Invest in the Fund?                                           7

Distribution Plan                                                     12

Financial Highlights                                                  12


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION THAT IS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION THAT IS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. ALSO, THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION WHERE SUCH AN OFFERING WOULD NOT BE LAWFUL.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVES - The Interstate Fund (the "Fund") seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES - The Fund is diversified and will invest at least 75% of its total assets in common stocks of U. S. companies with market capitalizations comparable to those in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index of 500 companies' stocks whose average market capitalization as of March 31, 2000 was $25 billion, and whose range of capitalization was between approximately $320 million and $553 billion.

Interstate Advisors, Inc. (the "Adviser") selects investments for the Fund's portfolio by examining a company's earnings trend and expected growth rates. Additionally, the Adviser examines the sustainability of that company's growth rate, its industry leadership and trends, as well as the company's management and product development.

PRINCIPAL INVESTMENT RISKS - The principal risks of investing in this Fund are:

      STOCK MARKET RISK - The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if the Adviser's assessment of a company's potential is not correct, the securities in the Fund may decrease in value.

      INVESTMENT STYLE RISK - Market performance tends to fluctuate, and during various periods, certain investment strategies may fall out of favor. If the market is not favoring the Fund's style of investing, the Fund may lose money.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. Additionally, the value of the Fund's shares, like stock prices generally, will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods.

For more information about the risk factors identified above, please refer to the section entitled "Other Investment Strategies and Risks Related to the Fund" later in this prospectus. The Statement of Additional Information ("SAI") contains more specific information about the risks associated with investing in the Fund.

PERFORMANCE

There is no performance information for the Fund because it has not completed a full calendar year of operations.

FEES AND EXPENSES OF THE FUND

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund's fees and expenses are based upon estimates of the operating expenses for the Fund's initial year of operation.


         SHAREHOLDER FEES
         (fees paid directly from your investment)

          Maximum Sales Load                                       None
          Maximum Deferred Sales Charge                            None
          Redemption                                               None
          Exchange                                                 None

         ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund Assets)

         Management Fees (1)                                      1.00%
         Distribution (12b-1) Fees                                0.25%
         Other Expenses (1)                                       0.77%
         Total Annual Fund Operating Expenses                     2.02%
         Fee Waiver and/or Expense Reimbursement (1)              (.52)%
         Net Annual Fund Operating Expenses (1)                   1.50%

(1) The Fund's Adviser has contractually agreed to waive a portion of the investment advisory fees and/or to reimburse other expenses for the Fund so that Net Annual Fund Operating Expenses will be no more than 1.50% for the fiscal year ended April 30, 2001.

EXAMPLE - The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. However, after one year the example does not take into consideration the Adviser's agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             ONE YEAR          THREE YEARS
                             --------          -----------
INTERSTATE FUND                $153                $584

OTHER INVESTMENT STRATEGIES AND RISKS RELATED TO THE FUND

The principal investment strategies and risks of the Fund have been described earlier in this Prospectus. This section discusses other strategies that may be used by the Fund and provides in more detail the risks associated with those strategies. Although the Adviser may not always use all of the different techniques and investments described below, some of these techniques are designed to help reduce the risks associated with the Fund. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

CONVERTIBLE SECURITIES RISK - The Fund may also invest in convertible securities. Convertible securities have characteristics of both fixed income and equity securities. The value of the convertible security may move with the market value of the underlying stock, but may also be adversely affected by interest rates, credit quality of the issuer and any call provisions.

HEDGING RISK - Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

    - The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of forward contracts, futures and options on futures.

- There may not be a liquid secondary market for a futures contract or option.

- Trading restrictions or limitations may be imposed by an exchange and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING RISK - If the Fund borrows money to buy securities (leverages) and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the Fund's shares will decrease faster than if the Fund had not used leverage. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. Interest on borrowings is an expense the Fund would not otherwise incur.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. If the Fund sells a security short, and the security increases in value, the Fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the Fund's exposure is unlimited. The more the Fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. The Fund will also incur transaction costs to engage in this practice.

OTHER INVESTMENTS - In addition to the non-principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, the Trust cannot guarantee the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Adviser uses under normal conditions. During unusual economic, market, political or other adverse market conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments that would not ordinarily be consistent with the Fund's principal investment strategies. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective. If the Adviser employs this strategy, the Fund may not achieve its investment objective.

INVESTMENT ADVISER

Interstate Advisors, Inc. ("Adviser") acts as the investment adviser to the Fund and will be paid an advisory fee at an annual rate of 1.00% of the average daily net asset value of the Fund up to $500 million, 0.75% of the average daily net asset value of the Fund on the next $500 million, and 0.50% of the average daily net asset value of the Fund in excess of $1 billion. The Adviser's address is 125 TownPark Drive, Suite 300, Kennesaw, Georgia 30144. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

The managers responsible for making investment decisions are Arthur D. Lyons and Jerry J. Hodges. Each manager has 20 years experience in the investment industry and brings a broad base of knowledge, experience, ideas, and expertise to the Fund's management.

Mr. Lyons earned his B.A. degree from Samford University in Birmingham, Alabama, in 1979. Since 1980, Mr. Lyons has held positions with such notable Wall Street firms as Merrill Lynch, E.F. Hutton, Prudential Securities and PaineWebber as investment representative, pension consultant, trader and portfolio manager. In 1996, while Vice President at NewCrest Advisors (a subsidiary organization of PaineWebber), Mr. Lyons was responsible for creating and manag-ing a convertible securities hedging program and an equity trading program. In 1999, Mr. Lyons formed LHM Trading, a proprietary trading firm.

Mr. Hodges finished his formal education in 1967 at Arkansas State University in Business and Accounting. He has been actively involved in the futures and equity markets as a trader, broker and commodity-trading adviser (CTA). In 1984 he left Prudential - Bache to form his own firm, Futures Technology, which he is still President of today. Mr. Hodges purchased Security Market Research (SMR) a stock and commodity charting service in 1989. SMR provides research to some of the country's most successful traders. Mr. Hodges is still actively involved with SMR in its research efforts.

HOW DO I INVEST IN THE FUND?


                       MINIMUM INITIAL INVESTMENT
                New Account                      $ 1,000
                IRA Account                      $ 1,000
                Systematic Investment Program    $   250
                Systematic Withdrawal Program    $10,000


HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund directly from the Fund, or through an authorized broker or investment adviser. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Orders transmitted to the Fund in proper form prior to the close of business (normally 4:00 p.m. Eastern
Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Fund's Transfer Agent and maintains records of each shareholder's holdings of fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application. The Fund reserves the right to reject any purchase.

INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below:

BY MAIL. Make your check payable to the INTERSTATE FUND and mail it, along with the Account Application (if your purchase is an initial investment). Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks. The check should be mailed to:

         Interstate Fund
         PMB 603
         303 16th Street, Suite #016
         Denver, CO  80202-5657

BY WIRE. You may purchase shares by wire transfer from your bank account to your Interstate Fund account. There is a $1,000 minimum for purchases by wire. To place a purchase by wire, please call 1-888-761-9525 to speak with a representative. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

         State Street Bank & Trust Co.
         ABA #011000028
         Interstate Fund
         Credit DDA#34985176
         (Account Registration)
         (Account Number)

The Fund may at its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

To purchase shares through authorized brokers and investment advisers, simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of business (normally 4:00 p.m. Eastern Time) will be executed that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "HOW ARE FUND SHARES VALUED?" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a redemption request has been received by the Fund.

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check or by ACH, the payment of redemption proceeds may be delayed until the purchase has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal Funds. Prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider redeeming by mail during such times.

The Fund may modify or terminate certain redemption services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You can redeem your shares using any of the methods described below:

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

    - the Fund name and account registration from which you are redeeming shares;
    - your account number;
    - the amount to be redeemed;
    - and an authorized signature along with a signature guarantee
      (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-888-761-9525. You should be prepared to give the telephone representative the following information:

    - your account number, social security number and account registration;
    - the Fund name from which you are redeeming shares; and the amount to be redeemed.

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs via the telephone.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

METHODS OF REDEMPTION PAYMENTS

BY CHECK. Unless otherwise instructed, a check will be issued to the address of record on your account. For your protection, telephone redemptions by check will be suspended for a period of 30 days following an address change given over the telephone.

BY WIRE. You may instruct the Fund to send your redemption proceeds via Federal wire ($1,000 minimum per transaction) to your personal bank.

Wire redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent. Your bank may charge you a fee for receiving a wire payment on your behalf.

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem a large dollar amount. The Fund must consider the interests of all fund shareholders and so reserves the right to delay delivery of your redemption proceeds - up to seven days - if the amount will disrupt the Fund's operations or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, you will always be given at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

WHAT ADDITIONAL SERVICES ARE OFFERED BY THE FUND?

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Program section of your Account Application. When you participate in this program, the minimum initial investment in the Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-888-761-9525 at least three business days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $1,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 1-888-761-9525 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

WHAT STATEMENT AND REPORTS DO I RECEIVE FROM THE FUND?

You will receive a quarterly statement and a confirmation after every transaction that affects your share balance or account registration. A statement with tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial statements. Please write to the Fund at PMB 603, 303 16th Street, Suite 016, Denver, Colorado 80202-

5657 or call the Fund at 1-888-761-9525 to request additional copies of these reports.

HOW ARE FUND SHARES VALUED?

The price at which you buy or sell fund shares is the share price or net asset value (NAV). The NAV for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the shares outstanding. The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open.

When the Fund calculates the NAV for the Fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees of the Fund.

For more information please refer to the SAI.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are also declared and paid in December.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.

DISTRIBUTION PLAN

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Fund (the "Distribution Plan"). The Distribution Plan permits the use of portfolio assets to compensate ALPS for its services and costs in distributing Fund shares and servicing shareholder accounts.

Under the Distribution Plan, ALPS receives an amount up to .25% of the average net assets of the Fund. All or a portion of the fees paid to

ALPS under the Distribution Plan may, in turn, be paid to certain broker-dealers, investment advisers, and other third parties as compensation for selling Fund shares and for providing ongoing sales support services.

Because the fees paid under the Distribution Plan are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

FINANCIAL HIGHLIGHTS

There are no Financial Highlights for the Fund because it has not completed a fiscal year of operations.

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUND, THE FOLLOWING ADDITIONAL INFORMATION IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mil address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ADMINISTRATOR & DISTRIBUTOR
ALPS MUTUAL FUNDS SERVICES, INC.
370 SEVENTEENTH STREET
SUITE 3100
DENVER, CO 80202

                                                           [LOGO]
                                                         Member NASD

To obtain the SAI for the Fund free of charge, or to obtain other information about the Fund and to make shareholder inquiries, you may write to ALPS Mutual Funds Services at 370 17th Street, Suite 3100, Denver, Colorado 80202 or call ALPS at 1-888-761-9525.

                                    [LOGO]

                         MAGNET TOTAL MARKET GROWTH FUND

                                 ADVISER SHARES




                                   Prospectus

                              Dated August 28, 2000











THIS PROSPECTUS OFFERS EXCLUSIVELY ADVISER SHARES OF THE MAGNET TOTAL MARKET GROWTH FUND. INVESTOR SHARES ARE OFFERED BY A SEPARATE PROSPECTUS.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           Page
-------------------------------------------------------------------------------
Investment Objective, Principal Strategies and Risks.........................3

Performance..................................................................4

Fees and Expenses of the Fund................................................4

Investment Adviser...........................................................5

How Do I Invest in the Fund?.................................................6

Distribution Plan...........................................................11

Financial Highlights........................................................12

Additional Information About the Fund.......................................12








No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The Magnet Total Market Growth Fund (the "Fund") seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund is diversified and will invest at least 75% of its total assets in the common stock of companies selected from the Dow Jones U.S. Total Market Index-SM- ("DJTMI-US"). The DJTMI-US is an index that first creates a universe of stocks consisting of all the stocks traded on any stock exchange in the United States. This universe of stocks is then screened to remove foreign issues, non-common equity issues, illiquid stocks, stocks with significant ownership by a single person, family or organization, "pink sheet" stocks and over-the-counter stocks. These stocks are then separated into Large-, Mid- and Small-Cap universes. The Large-Cap stock universe comprises 70% of the total universe, while the Mid-Cap and Small-Cap comprise 20% and 10% respectively. The Fund is neither an index fund nor an index-tracking fund. However, the Fund does select its positions from only those securities listed in the DJTMI-US.

In making its stock selections from the DJTMI-US, Revqual Index-Plus Investors, L.L.C. (the "Adviser") utilizes a proprietary stock selection methodology originally developed by the portfolio managers Jordan Kimmel and Owen Carrol termed MAGNET-Registered Trademark-.

This stock selection process used by the Adviser ranks stocks in the DJTMI-US by strength in each of the following categories: (1) growth in sales as measured by the percentage increase in the net sales of a company over the last year; (2) growth of earnings at a reasonable price, which is a comparison between the growth of a company's earnings per share over the past year and the company's price to earnings ratio; and (3) the company's relative price strength, which is the percentage change in the company's stock price over the past year. The Adviser then selects the most favorably ranked companies for inclusion in the Fund.

PRINCIPAL INVESTMENT RISKS -- The principal risks of investing in this Fund are:

     - STOCK MARKET RISK - The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

     - INVESTMENT STYLE RISK - Market performance tends to fluctuate, and during various periods, certain investment strategies may fall out of favor. If the market is not favoring the Fund's style of investing, the Fund may lose money.

     - ADVISER RISK - In addition, if the Adviser's assessment of a company's potential is not correct, the securities in the Fund may decrease in value.

Additionally, the value of the Fund's shares, like stock prices generally, will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods.

The Statement of Additional Information ("SAI") contains more specific information about the risks associated with investing in the Fund.

                                   PERFORMANCE

There is no performance information for the Fund because it has not completed a full calendar year of operations.


                          FEES AND EXPENSES OF THE FUND

The information in this section describes the fees and expenses that you may pay if you buy and hold Adviser Shares of the Fund. The Fund's fees and expenses are based upon estimates of the operating expenses for the Fund's initial year of operation.

     SHAREHOLDER FEES
     (fees paid directly from your investment)

     Maximum Sales Load                                         None
     Maximum Deferred Sales Charge                              None
     Redemption Fee                                             None
     Exchange Fee                                               None

     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)

     Management Fees (1)                                        1.00%
     Distribution (12b-1) Fees                                  1.00%
     Other Expenses (1)                                         1.25%
     ----------------------------------------------------------------
     Total Annual Fund Operating Expenses                       3.25%
     Fee Waiver and/or Expense Reimbursement (1)               (.90)%
     ----------------------------------------------------------------
     Net Annual Fund Operating Expenses (1)                     2.35%
     ----------------------------------------------------------------

(1) The Fund's Adviser has contractually agreed to waive a portion of the investment advisory fees and/or to reimburse other expenses for the Fund so that Net Annual Fund Operating Expenses for Adviser Shares will be no more than 2.35% for the fiscal year ended April 30, 2001.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Adviser Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. However, after one year the example does not take into consideration the Adviser's agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
MAGNET TOTAL
MARKET GROWTH FUND                      ONE YEAR                 THREE YEARS
-------------------------------------------------------------------------------
Adviser Shares                            $238                       $917
-------------------------------------------------------------------------------


                               INVESTMENT ADVISER

Revqual Index-Plus Investors, L.L.C. ("Adviser") acts as the investment adviser to the Fund and will be paid an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser's address is 1201 Sussex Turnpike, Randolf, New Jersey 07869. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. The Adviser is a newly formed adviser and has not previously managed a registered investment company.

JORDAN KIMMEL, age 41, is a principal of the Adviser and is responsible for the portfolio management of the Fund. He has developed the MAGNET-Registered Trademark- stock selection strategy, which is the subject of a book, which includes an introduction by John Downes, co-author of "Beating the Dow."

Mr. Kimmel earned his B.A. in Economics and his M.S. in Urban Policy Sciences from the State University of New York at Stony Brook. He is also a graduate of the Bronx High School of Science. Earlier in his career, Mr. Kimmel was an account executive at A.G. Edwards and Paine Webber.

In 1994, Mr. Kimmel joined Dean Witter as a retail broker and became First Vice President.

In March 1997, Mr. Kimmel joined First Montauk Securities Corp. as a Market Strategist and registered representative. First Montauk Securities Corp. is a national brokerage firm headquartered in Red Bank, NJ, and has more than 400 independent brokers.

T. OWEN CARROLL, PH.D., age 51, is a principal of the Adviser and since September of 1969, has been a Professor of Finance in the W. Averell Harriman School of Management at the State University of New York at Stony Brook. He received a B.S. in Engineering Physics from the University of California at Berkeley and a Ph.D. in Applied Physics and Electrical Engineering from Cornell University. He was given the Distinguished Teaching Award in the College of Engineering at Stony Brook, the Chancellor's Award for Excellence in Teaching from the State University of New York, and was one of the founding professors of the W. Averell Harriman School of Management. He has served as a consultant to the governments of Canada and Thailand, as well as to several corporations, including CITIBANK, Nabisco and PPG.

Dr. Carroll is currently engaged in research and teaching in Computational Finance, the applications of dynamic systems techniques to financial time series, and related areas of financial research. He has also been a Director of Research and consultant to money management firms engaged in aggressive, high turnover portfolio management and computerized trade implementation.

                          HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE?

     -----------------------------------------------------
                 MINIMUM INITIAL INVESTMENT
     -----------------------------------------------------
       New Account                                 $1,000
       IRA Account                                 $1,000
       Systematic Investment Program*                $250
       Systematic Withdrawal Program*             $10,000
     -----------------------------------------------------

* Please refer to page 10 for more complete information regarding these programs.

As described below, you may purchase shares of the Fund directly from the Fund, or through an authorized broker or investment adviser. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Orders transmitted to the Fund in proper form prior to the close of business (normally 4:00 p.m. Eastern
Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Fund's Transfer Agent and maintains records of each shareholder's holdings of fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application. The Fund reserves the right to reject any purchase.

INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below:

BY MAIL. Make your check payable to the MAGNET TOTAL MARKET GROWTH FUND and mail it, along with the Account Application (if your purchase is an initial investment). Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks. The check should be mailed to:


    Magnet Total Market Growth Fund
    PMB 613
    303 16th Street, Suite 016
    Denver, CO  80202-5657

BY WIRE. You may purchase shares by wire transfer from your bank account to your Magnet Total Market Growth Fund account. There is a $1,000 minimum for purchases by wire. To place a purchase by wire, please call 1-877-677-9649 to speak with a representative. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

      State Street Bank & Trust Co.
      ABA #011000028
      Magnet Total Market Growth Fund
      Credit DDA#42996082
      (Account Registration)
      (Account Number)

The Fund may at its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

To purchase shares through authorized brokers and investment advisers, simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of business (normally 4:00 p.m. Eastern Time) will be executed that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "HOW ARE FUND SHARES VALUED?" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a redemption request has been received by the Fund.

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Whether the shares to be redeemed have been purchased by check or by Automated Clearing House, the payment of redemption proceeds may be delayed until the purchase has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal Funds. Prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider redeeming by mail during such times.

The Fund may modify or terminate certain redemption services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You can redeem your shares using any of the methods described below:

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

     - the Fund name and account registration from which you are redeeming shares;
     -    your account number;
     -    the amount to be redeemed; and
     -    an authorized signature along with a signature guarantee
          (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-877-677-9649. You should be prepared to give the telephone representative the following information:

     -    your account number, social security number and account registration;
     -    the Fund name from which you are redeeming shares; and
     -    the amount to be redeemed.

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs via the telephone.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

METHODS OF REDEMPTION PAYMENTS

BY CHECK. Unless otherwise instructed, a check will be issued to the address of record on your account. For your protection, telephone redemptions by check will be suspended for a period of 30 days following an address change given over the telephone.

BY WIRE. You may instruct the Fund to send your redemption proceeds via Federal wire ($1,000 minimum per transaction) to your personal bank.

Wire redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent. Your bank may charge you a fee for receiving a wire payment on your behalf.

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem a large dollar amount. The Fund must consider the interests of all fund shareholders and so reserves the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operations or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, you will always be given at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

WHAT ADDITIONAL SERVICES ARE OFFERED BY THE FUND?

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Program section of your Account Application. When you participate in this program, the minimum initial investment in the Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-877-677-9649 at least three business days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment requirement must be met for the Class in which you are investing. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 1-877-677-9649 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

WHAT STATEMENTS AND REPORTS DO I RECEIVE FROM THE FUND?

You will receive a quarterly statement and a confirmation after every transaction that affects your share balance or account registration. A statement with tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial statements. Please write to the Fund at PMB613, 303 16th Street, Suite 016, Denver, Colorado 80202-5657 or call the Fund at 1-877-677-9649 to request additional copies of these reports.

HOW ARE FUND SHARES VALUED?

The price at which you buy or sell fund shares is the share price or net asset value (NAV). The NAV for each Class of shares in the Fund is determined by adding the value of each Class' proportional share of the Fund's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that class. Each Class' NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open.

When the Fund calculates the NAV for the fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value by the Trust's Fair Value Pricing Committee comprised of officers of the Trust and principals of the Adviser, using consistently applied procedures decided on by the Trustees of the Fund.

For more information please refer to the SAI.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund are declared and paid quarterly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.


                                DISTRIBUTION PLAN

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Adviser Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the use of portfolio assets to compensate ALPS for its services and costs in distributing Adviser Shares and servicing shareholder accounts.

Under the Distribution Plan, ALPS receives an amount up to 1.00% of the average net assets of the Fund that are attributable to Adviser Shares. All or a portion of the fees paid to ALPS under the Distribution Plan may, in turn, be paid to certain broker-dealers, investment advisers, and other third parties as compensation for selling Adviser Shares and for providing ongoing sales support services.

Because the fees paid under the Distribution Plan are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


                              FINANCIAL HIGHLIGHTS

There are no Financial Highlights for the Fund because it has not completed a fiscal year of operations.


                      ADDITIONAL INFORMATION ABOUT THE FUND

If you would like more information about the Fund, the following additional information is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ADMINISTRATOR & DISTRIBUTOR
ALPS Mutual Funds Services, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO 80202

                               ------------------------------------------------
                                TO OBTAIN THE SAI FOR THE FUND FREE OF CHARGE,
                                OR TO OBTAIN OTHER INFORMATION ABOUT THE FUND
                                 AND TO MAKE SHAREHOLDER INQUIRIES, YOU MAY
                                  WRITE TO ALPS MUTUAL FUNDS SERVICES AT
                                370 17TH STREET, SUITE 3100, DENVER, COLORADO
                                   80202 OR CALL ALPS AT 1-877-677-9649.
                               ------------------------------------------------
                                Investment Company Act File No. 811-8194

                         MAGNET TOTAL MARKET GROWTH FUND

                                 INVESTOR SHARES




                                   Prospectus

                              Dated August 28, 2000











THIS PROSPECTUS OFFERS EXCLUSIVELY INVESTOR SHARES OF THE MAGNET TOTAL MARKET GROWTH FUND. ADVISER SHARES ARE OFFERED BY A SEPARATE PROSPECTUS.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                         PAGE
-----------------------------------------------------------------------------
Investment Objective, Principal Strategies and Risks.......................3

Performance................................................................4

Fees and Expenses of the Fund..............................................4

Investment Adviser.........................................................5

How Do I Invest in the Fund?...............................................6

Distribution Plan.........................................................11

Financial Highlights......................................................12

Additional Information About the Fund.....................................12








No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

              INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

INVESTMENT OBJECTIVE -- The Magnet Total Market Growth Fund (the "Fund") seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund is diversified and will invest at least 75% of its total assets in the common stock of companies selected from the Dow Jones U.S. Total Market Index-SM- ("DJTMI-US"). The DJTMI-US is an index that first creates a universe of stocks consisting of all the stocks traded on any stock exchange in the United States. This universe of stocks is then screened to remove foreign issues, non-common equity issues, illiquid stocks, stocks with significant ownership by a single person, family or organization, "pink sheet" stocks and over-the-counter stocks. These stocks are then separated into Large-, Mid- and Small-Cap universes. The Large-Cap stock universe comprises 70% of the total universe, while the Mid-Cap and Small-Cap comprise 20% and 10% respectively. The Fund is neither an index fund nor an index-tracking fund. However, the Fund does select its positions from only those securities listed in the DJTMI-US.

In making its stock selections from the DJTMI-US, Revqual Index-Plus Investors, L.L.C. (the "Adviser") utilizes a proprietary stock selection methodology originally developed by the portfolio managers Jordan Kimmel and Owen Carrol termed MAGNET-Registered Trademark-.

This stock selection process used by the Adviser ranks stocks in the DJTMI-US by strength in each of the following categories: (1) growth in sales as measured by the percentage increase in the net sales of a company over the last year; (2) growth of earnings at a reasonable price, which is a comparison between the growth of a company's earnings per share over the past year and the company's price to earnings ratio; and (3) the company's relative price strength, which is the percentage change in the company's stock price over the past year. The Adviser then selects the most favorably ranked companies for inclusion in the Fund.

PRINCIPAL INVESTMENT RISKS -- The principal risks of investing in this Fund are:

     - STOCK MARKET RISK - The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

     - INVESTMENT STYLE RISK - Market performance tends to fluctuate, and during various periods, certain investment strategies may fall out of favor. If the market is not favoring the Fund's style of investing, the Fund may lose money.

     - ADVISER RISK - In addition, if the Adviser's asessment of a company's potential is not correct, the securities in the Fund may decrease in value.

Additionally, the value of the Fund's shares, like stock prices generally, will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods.

The Statement of Additional Information ("SAI") contains more specific information about the risks associated with investing in the Fund.

                                   PERFORMANCE

There is no performance information for the Fund because it has not completed a full calendar year of operations.


                          FEES AND EXPENSES OF THE FUND

The information in this section describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund. The Fund's fees and expenses are based upon estimates of the operating expenses for the Fund's initial year of operation.

     SHAREHOLDER FEES
     (fees paid directly from your investment)

     Maximum Sales Load                                         None
     Maximum Deferred Sales Charge                              None
     Redemption Fee                                             None
     Exchange Fee                                               None

     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)

     Management Fees (1)                                        1.00%
     Distribution (12b-1) Fees                                  .25%
     Other Expenses (1)                                         1.30%
     ----------------------------------------------------------------
     Total Annual Fund Operating Expenses                       2.55%
     Fee Waiver and/or Expense Reimbursement (1)               (.95)%
     ----------------------------------------------------------------
     Net Annual Fund Operating Expenses (1)                     1.60%
     ----------------------------------------------------------------

(1) The Fund's Adviser has contractually agreed to waive a portion of the investment advisory fees and/or to reimburse other expenses for the Fund so that Net Annual Fund Operating Expenses for Investor Shares will be no more than 1.60% for the fiscal year ended April 30, 2001.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. However, after one year the example does not take into consideration the Adviser's agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------
MAGNET TOTAL                                         ONE YEAR                         THREE YEARS
MARKET GROWTH FUND
------------------------------------------------------------------------------------------------------
Investor Shares                                         $163                              $703
------------------------------------------------------------------------------------------------------


                               INVESTMENT ADVISER

Revqual Index-Plus Investors, L.L.C. ("Adviser") acts as the investment adviser to the Fund and will be paid an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser's address is 1201 Sussex Turnpike, Randolf, New Jersey 07869. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. The Adviser is a newly formed adviser and has not previously managed a registered investment company.

JORDAN KIMMEL, age 41, is a principal of the Adviser and is responsible for the portfolio management of the Fund. He has developed the MAGNET-Registered Trademark- stock selection strategy, which is the subject of a book, which includes an introduction by John Downes, co-author of "Beating the Dow."

Mr. Kimmel earned his B.A. in Economics and his M.S. in Urban Policy Sciences from the State University of New York at Stony Brook. He is also a graduate of the Bronx High School of Science. Earlier in his career, Mr. Kimmel was an account executive at A.G. Edwards and Paine Webber. In 1994 Mr. Kimmel joined Dean Witter as a retail broker and became First Vice President.

In March 1997, Mr. Kimmel joined First Montauk Securities Corp. as a Market Strategist and registered representative. First Montauk Securities Corp. is a national brokerage firm headquartered in Red Bank, NJ, and has more than 400 independent brokers.

T. OWEN CARROLL, PH.D., age 51, is a principal of the Adviser and since September of 1969, has been a Professor of Finance in the W. Averell Harriman School of Management at the State University of New York at Stony Brook. He received a B.S. in Engineering Physics from the University of California at Berkeley and a Ph.D. in Applied Physics and Electrical Engineering from Cornell University. He was given the Distinguished Teaching Award in the College of Engineering at Stony Brook, the Chancellor's Award for Excellence in Teaching from the State University of New York, and was one of the founding professors of the W. Averell Harriman School of Management. He has served as a consultant to the governments of Canada and Thailand, as well as to several corporations, including CITIBANK, Nabisco and PPG.

Dr. Carroll is currently engaged in research and teaching in Computational Finance, the applications of dynamic systems techniques to financial time series, and related areas of financial research. He has also been a Director of Research and consultant to money management firms engaged in aggressive, high turnover portfolio management and computerized trade implementation.

                          HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE?

     ------------------------------------------------------------------------
                              MINIMUM INITIAL INVESTMENT
     ------------------------------------------------------------------------

     New Account                                      $ 1,000
     IRA Account                                      $ 1,000
     Systematic Investment Program*                   $   250
     Systematic Withdrawl Program*                    $10,000

     ------------------------------------------------------------------------

*Please refer to page 10 for more complete information regarding these programs.

As described below, you may purchase shares of the Fund directly from the Fund, or through an authorized broker or investment adviser. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. Orders transmitted to the Fund in proper form prior to the close of business (normally 4:00 p.m. Eastern
Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Fund's Transfer Agent and maintains records of each shareholder's holdings of fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application. The Fund reserves the right to reject any purchase.

INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below:

BY MAIL. Make your check payable to the MAGNET TOTAL MARKET GROWTH FUND and mail it, along with the Account Application (if your purchase is an initial investment). Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks. The check should be mailed to:

         Magnet Total Market Growth Fund
         PMB 613
         303 16th Street, Suite 016
         Denver, CO  80202-5657

BY WIRE. You may purchase shares by wire transfer from your bank account to your Magnet Total Market Growth Fund account. There is a $1,000 minimum for purchases by wire. To place a purchase by wire, please call 1-877-677-9649 to speak with a representative. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

         State Street Bank & Trust Co.
         ABA #011000028
         Magnet Total Market Growth Fund
         Credit DDA#42996082
         (Account Registration)
         (Account Number)

The Fund may at its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

To purchase shares through authorized brokers and investment advisers, simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of business (normally 4:00 p.m. Eastern Time) will be executed that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each day the Fund is valued (see the section entitled "HOW ARE FUND SHARES VALUED?" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a redemption request has been received by the Fund.

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Whether the shares to be redeemed have been purchased by check or by Automated Clearing House, the payment of redemption proceeds may be delayed until the purchase has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal Funds. Prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider redeeming by mail during such times.

The Fund may modify or terminate certain redemption services and provisions at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

You can redeem your shares using any of the methods described below:

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

     - the Fund name and account registration from which you are redeeming shares;
     -    your account number;
     -    the amount to be redeemed; and
     - an authorized signature along with a signature guarantee (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-877-677-9649. You should be prepared to give the telephone representative the following information:

     -    your account number, social security number and account registration;
     -    the Fund name from which you are redeeming shares; and
     -    the amount to be redeemed.

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs via the telephone.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

METHODS OF REDEMPTION PAYMENTS

BY CHECK. Unless otherwise instructed, a check will be issued to the address of record on your account. For your protection, telephone redemptions by check will be suspended for a period of 30 days following an address change given over the telephone.

BY WIRE. You may instruct the Fund to send your redemption proceeds via Federal wire ($1,000 minimum per transaction) to your personal bank.

Wire redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent. Your bank may charge you a fee for receiving a wire payment on your behalf.

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem a large dollar amount. The Fund must consider the interests of all fund shareholders and so reserves the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operations or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, you will always be given at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

WHAT ADDITIONAL SERVICES ARE OFFERED BY THE FUND?

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Program section of your Account Application. When you participate in this program, the minimum initial investment in the Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 1-877-677-9649 at least three business days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment requirement must be met for the Class in which you are investing. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 1-877-677-9649 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

WHAT STATEMENT AND REPORTS DO I RECEIVE FROM THE FUND?

You will receive a quarterly statement and a confirmation after every transaction that affects your share balance or account registration. A statement with tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial statements. Please write to the Fund at PMB 613, 303 16th Street, Suite 016, Denver, Colorado 80202-5657 or call the Fund at 1-877-677-9649 to request additional copies of these reports.

HOW ARE FUND SHARES VALUED?

The price at which you buy or sell fund shares is the share price or net asset value (NAV). The NAV for each Class of shares in the Fund is determined by adding the value of each Class' proportional share of the Fund's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that class. Each Class' NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open.

When the Fund calculates the NAV for the fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value by the Trust's Fair Value Pricing Committee comprised of officers of the Trust and principals of the Adviser, using consistently applied procedures decided on by the Trustees of the Fund.

For more information please refer to the SAI.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you do not comply with IRS regulations, the IRS can require the Fund to withhold 31% of taxable distributions from your account.


                                DISTRIBUTION PLAN

The Trustees have adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Investor Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the use of portfolio assets to compensate ALPS for its services and costs in distributing Investor Shares and servicing shareholder accounts.

Under the Distribution Plan, ALPS receives an amount up to .25% of the average net assets of the Fund that are attributable to Investor Shares. All or a portion of the fees paid to ALPS under the Distribution Plan may, in turn, be paid to certain broker-dealers, investment advisers, and other third parties as compensation for selling Investor Shares and for providing ongoing sales support services.

Because the fees paid under the Distribution Plan are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


                              FINANCIAL HIGHLIGHTS

There are no Financial Highlights for the Fund because it has not completed a fiscal year of operations.


                      ADDITIONAL INFORMATION ABOUT THE FUND

If you would like more information about the Fund, the following additional information is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Fund at the address or phone number listed below.

Information about the Fund (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.

ADMINISTRATOR & DISTRIBUTOR
ALPS Mutual Funds Services, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO 80202


            -------------------------------------------------------------------
             TO OBTAIN THE SAI FOR THE FUND FREE OF CHARGE, OR TO OBTAIN OTHER INFORMATION ABOUT THE FUND AND TO MAKE SHAREHOLDER INQUIRIES, YOU
             MAY WRITE TO ALPS MUTUAL FUNDS SERVICES AT 370 17TH STREET, SUITE
               3100, DENVER, COLORADO 80202 OR CALL ALPS AT 1-877-677-9649.
            -------------------------------------------------------------------

                           Investment Company Act File No. 811-8194

                              ARISTATA EQUITY FUND
                           ARISTATA QUALITY BOND FUND
                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                           370 17th Street, Suite 3100
                             Denver, Colorado 80202

                                 August 28, 2000

General & Account Information: (800) 644-8595

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the Aristata Equity Fund (the "Equity Fund"), the Aristata Quality Bond Fund (the "Bond Fund"), or the Aristata Colorado Quality Tax-Exempt Fund (the "Tax-Exempt Fund"), collectively (the "Funds"), dated August 28, 2000 (the "prospectus"). This SAI contains additional and more detailed information than that set forth in the prospectus and should be read in conjunction with the prospectus. The prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above. The Funds' most recent Annual Report is incorporated herein by reference. A free copy can be obtained by calling the toll-free number printed above.

                                TABLE OF CONTENTS

                                                                           PAGE

INVESTMENT POLICIES AND RISKS................................................1
     Bank Obligations........................................................1
     Commercial Paper........................................................1
     Common Stocks...........................................................1
     Corporate Debt Securities...............................................1
     Preferred Stock.........................................................2
     Repurchase Agreements...................................................2
     Reverse Repurchase Agreements...........................................2
     Variable and Floating Rate Demand and Master Demand Notes...............3
     Loans of Portfolio Securities...........................................3
     Mortgage-Related Securities.............................................4
     Foreign Securities......................................................4
     Foreign Currency Transactions...........................................5
     Depositary Receipts.....................................................6
     Real Estate Securities..................................................6
     Investment Company Securities...........................................7
     U.S. Government Securities..............................................7
     Interest Rate Futures Contracts.........................................8
     Stock Index Futures Contracts...........................................8
     Put Options on Stock Index Futures Contract.............................9
     Forward Commitment and When-Issued Securities..........................10
     Colorado Municipal Obligations and Special Risk Considerations.........10
     Illiquid Securities....................................................12
     Zero Coupon Securities.................................................13

INVESTMENT RESTRICTIONS.....................................................14

PORTFOLIO TURNOVER..........................................................16

MANAGEMENT..................................................................17
     Trustees and Officers..................................................17
     Adviser................................................................20

CODE OF ETHICS..............................................................21

DISTRIBUTION OF FUND SHARES.................................................21

ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT................................21

FEES AND EXPENSES...........................................................22

DETERMINATION OF NET ASSET VALUE............................................23

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................23

PORTFOLIO TRANSACTIONS......................................................24

TAXATION....................................................................26
     The Tax-Exempt Fund....................................................30

OTHER INFORMATION...........................................................31
     Capitalization.........................................................31
     Voting Rights..........................................................31
     Principal Shareholders.................................................32
     Custodian and Transfer Agent...........................................33
     Yield and Performance Information......................................34
     Tax-Equivalent Yield Calculations......................................35
     Independent Accountants................................................37
     Registration Statement.................................................37

FINANCIAL STATEMENTS........................................................37

APPENDIX KEY TO MOODY'S BOND RATINGS.......................................A-1

KEY TO STANDARD & POOR'S BOND RATINGS .....................................A-2

                         INVESTMENT POLICIES AND RISKS

         Financial Investors Trust (the "Trust") is an open-end, diversified management investment company with multiple diversified investment portfolios. The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993 and currently consists of multiple separately managed portfolios, three of which are discussed in this SAI.

         The prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         BANK OBLIGATIONS (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks, the obligations of which the Funds may purchase, is set forth in the prospectuses. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

         COMMERCIAL PAPER (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in one of the two highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Funds' adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See "VARIABLE AND FLOATING RATE AND MASTER DEMAND NOTES."

         COMMON STOCKS (Equity Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility. Furthermore, the Fund may invest in smaller companies. Small companies may have limited product lines, markets or financial resources; may lack depth of experience; and may be more vulnerable to adverse general market or economic developments than larger company issues, and can display abrupt or erratic movements at times, due to limited volumes and less publicly available information.

         CORPORATE DEBT SECURITIES (Equity Fund and Bond Fund). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

         The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Inc., and other NRSROs represent their respective opinion as to the quality of the obligations they undertake to rate (a description of S&P's and Moody's ratings is attached hereto as Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Funds' adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus and in this SAI.

         It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         PREFERRED STOCKS (Equity Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

         REPURCHASE AGREEMENTS (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

         REVERSE REPURCHASE AGREEMENTS (All Funds). A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, or other liquid assets (as determined by the board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (All Funds). The Funds may acquire variable and floating rate instruments as described in the prospectuses. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the adviser under guidelines established by the board of trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

         Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a U.S. government security with a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a floating rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the investment to be paid in more than 397 days, and that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (e) an instrument with a floating rate of interest, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         LOANS OF PORTFOLIO SECURITIES (Equity Fund and Bond Fund). The Equity Fund and Bond Fund may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, other high-grade debt obligations or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the

Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         MORTGAGE-RELATED SECURITIES (Equity and Bond Fund). There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA mortgage pass-through certificates (also known as "GINNIE MAEs") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed mortgage passthrough certificates (also known as "FANNIE MAEs") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC mortgage participation certificates (also known as "FREDDIE MACS" or "PCS"). FHLMC is a corporate instrumentality of the United States, created pursuant to an act of congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage but in no event later than one year after it becomes payable.

         FOREIGN SECURITIES (Equity Fund and Bond Fund). The Funds may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock in the case of the Equity Fund), certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to the Funds concerning unsponsored securities, for which the paying agent is located outside the United States.

         The Equity Fund will ordinarily purchase foreign securities traded in the United States. However, the Equity Fund and Bond Fund may purchase the securities of foreign issuers directly in foreign markets, although the Equity Fund does not intend to invest more than 5% of its net assets directly in foreign markets, although it may invest up to 10% of its net assets in American Depositary Receipts ("ADRs"), discussed below. Securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange are deemed to be illiquid investments subject to a limitation of no more than 15% of the Fund's net assets. See "ILLIQUID INVESTMENTS" below.

         The Equity Fund may also invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

         Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds do not intend to invest more than 5% net assets directly in foreign markets.

         FOREIGN CURRENCY TRANSACTIONS (Equity Fund and Bond Fund). The Equity Fund and Bond Fund may enter into forward foreign currency exchange contracts for hedging purposes in anticipation of or in order to attempt to minimize the effect of fluctuations in the level of future foreign exchange rates. The Funds will set aside cash or other liquid assets in an amount at least equal to the market value to the instruments underlying the contract, less the amount of initial margin.

         Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Those Funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         DEPOSITARY RECEIPTS (Equity Fund). The Fund may invest up to 10% of its net assets in the securities of foreign issuers in the form of ADRs, EDRs, and other depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

         There are certain risks associated with investments in unsponsored ADR and EDR programs. Because the non-U.S. company does not actively participate in the creation of the ADR or EDR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs or EDRs pays nothing to establish the unsponsored facility, as fees for ADR or EDR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In an unsponsored ADR or EDR program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual resorts.

         In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

         REAL ESTATE SECURITIES (Equity Fund). The Fund may invest in Real Estate Investment Trusts ("REITS"). Investing in REITS involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITS is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITS' investments are concentrated geographically, by property type or in certain other respects, the REITS may be subject to certain of the foregoing risks to a greater extent. Equity REITS may be affected by changes in the value of the underlying property owned by the REITS, while mortgage REITS may be affected by the quality of any credit extended. REITS are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITS are also subject to the possibilities of failing to qualify for tax free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITS (especially mortgage REITS) are also subject to interest rate risks. When interest rates decline, the value of a REIT'S investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITS involves risks similar to those associated with investing in small capitalization companies. REITS may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

         INVESTMENT COMPANY SECURITIES (All Funds). The Funds may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Funds as a whole.

         U.S. GOVERNMENT SECURITIES (Bond Fund and Tax-Exempt Fund). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

         U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

         Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government securities may fall during times of rising interest rates. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

         INTEREST RATE FUTURES CONTRACTS (Bond Fund). The Fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates and three month U.S. Treasury bills.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing its net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Futures transactions may fail as hedging techniques where price movements of the underlying securities do not follow price movements of the portfolio securities subject to the hedge. The loss with respect to futures transactions is potentially unlimited. Also, the Fund may be unable to control losses by closing its position if a liquid secondary market does not exist.

         STOCK INDEX FUTURES CONTRACTS (Equity Fund). A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

         The Fund intends to utilize stock index futures contracts primarily for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices. The Fund, therefore, usually will be the seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions. See "INTEREST RATE FUTURES CONTRACTS" above for more information on the risks of stock index futures contracts.

         PUT OPTIONS ON STOCK INDEX FUTURES CONTRACTS (Equity Fund). The Fund may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Fund may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Fund could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

         The adviser expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of the Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Fund may liquidate the put options it has purchased by effecting a "closing sale transaction," rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect the closing sale transaction. The Fund will realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Fund will realize a loss.

         FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (All Funds). The Funds may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if a Fund holds, and maintains until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price, or if the Funds enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines and prior to the settlement date, which risk is in addition to their risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

         COLORADO MUNICIPAL OBLIGATIONS AND SPECIAL RISK CONSIDERATIONS (Tax-Exempt Fund). The ability of this Fund to achieve its investment objective depends on the ability of issuers of Colorado municipal obligations to meet their continuing obligations for the payment of principal and interest.

         The concentration of the Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Many municipal debt obligations, including many lower-rated tax-exempt obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call tax-exempt obligations during periods of declining interest rates. In these cases, if the Fund owns a tax-exempt obligation which is called, the Fund will receives its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

         The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the state of Colorado (the "state") which rely, in whole or in part, on ad valorem real property taxes and subdivisions or (ii) the state. The sources of such information include the official publications of the state, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts which would render such information inaccurate.

         Colorado is the most populous state in the Rocky Mountain region. The state has four distinct geographic and economic areas. Two are in the eastern half of the state: the EASTERN PLAINS are flat, open, and largely devoted to agriculture; the FRONT RANGE contains the major metropolises. The remaining two areas are in the western half of the state: the ROCKY MOUNTAINS, and the WESTERN SLOPE (consisting of lands along the Utah border). A significant portion of the land in the western half of the state is heavily forested and mountainous and is owned by the federal government and devoted to national parks or forests.

         The state's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley, and Pueblo. Denver, the state capital, is the major economic center in the state and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance, and banking. More recently, the Front Range area has attracted advanced-technology industries.

         For most of the 1990s, the state outperformed the nation in terms of employment gains and real wage growth. The unemployment rate in the state has been below 4.5% since 1994, while the national unemployment rate has been below 6.1% for the same period. Meanwhile, the state's income growth has been at high levels, especially in 1998. The state ranked second in the nation for growth in per capita income in 1998, with a growth rate of 6.7%. Similarly, median household income for the state ranked sixth in the nation in 1998, at $46,599.

         The state's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level. The advanced technology industry has become one of the major forces in the state's economy and is expected to play an integral role in the state's economic performance in the near future.

         The state's long-term credit features reflect the state's diversified and growing economy, slightly above-average wealth and income levels, low debt burden, and good financial position. State population has growth well above average for many years, and the state's strong economic growth continues to yield revenues exceeding budget projections despite a cut in the state income tax rate from 5.00% to 4.75% in 1999 and to 4.63% in 2000. For the year-ended June 30, 1999, state revenues exceeded constitutional limits on spending by $679.6 million on a GAAP basis, which is being rebated to residents through income tax refunds in 2000. A reduction in state sales tax rates from 3.0% to 2.9% was also enacted to help reduce mandated rebates, which are nevertheless projected to grow strongly. The Taxpayer Bill of Rights (TABOR) voter initiative, approved in 1992, limits expenditure growth to inflation and changes in population and requires certain excess revenues to be rebated to taxpayers. The state expects individual income taxes (58.0% of general fund revenues) to grow 7.5% in fiscal 2000 and general fund sales tax receipts (29.4% of revenues) to grow 9.0%, slightly below 1999's very high growth rates. The strong growth will trigger $859.5 million of additional TABOR refunds on a budgetary basis payable in fiscal 2001. A statewide referendum to exceed TABOR limits for five years to pay for onetime capital expenses was defeated in 1998. The TABOR excess provides some fiscal cushion in the event of a falloff in budgeted revenues, although it might also ratchet down allowable revenues in succeeding years if revenues ever fell below the current year's TABOR limit.

         Fiscal 1999 ended with a general fund GAAP total balance of $345.7 million, or 5.2% of expenditures, a decline from $718.0 million due to TABOR refunds and $472.3 million in transfers to capital construction funds, which also brought the unreserved general fund balance to zero. At the same time, the transfers helped raise the capital projects fund balance from $398.2 million to $572.6 million in fiscal 1999. The state historically has transferred substantial funds to highway capital construction and expects to transfer $173.7 million and $269.8 million to capital construction funds in fiscals 2000 and 2001, respectively, on a budgetary basis. Despite the transfers and TABOR rebates, general fund reserves are expected to rise to $720.7 million at fiscal year-end 2000 on a budgetary basis. Fiscal 2001 is expected to end with $495.7 million in general fund reserves and $283.2 million in excess reserves, even after the $859.5 million TABOR refund.

         Colorado's employment growth of 3.1% for the first three quarters of 1999 continues to outpace national trends. The state's 4.1 million residents include substantial numbers of recent in-migrants. The state's 1999 unemployment rate of 2.9% was the lowest in state history. Growth in services, trade, construction, and high technology have more than offset the closing of several military bases, and the economy has diversified since the 1980s. Colorado's 1999 nonagricultural employment was divided between services (29.4% of employment), trade (24.0%), government (14.8%), manufacturing (9.7%), and construction (6.9%), while mining comprised only 0.6%. Wealth and income levels are slightly above average, with 1998 per capita personal income at about 108.8% of the nation, up from 106.8% in 1997. Debt ratios are very low, given the state's constitutional prohibition against GO debt. Instead, the state relies primarily upon a pay-as-you-go capital program to meet its most pressing needs, combined with a very limited amount of lease financing.

         A new tax-cutting voter initiative will appear on the upcoming November ballot. However, the direct effect on the state would appear to be minor if it passed, although, if the state chose to make up lost local government revenues, the cost could be more substantial.

         ILLIQUID SECURITIES. It is the policy of the Funds that illiquid securities whose transfer is restricted by law (including certain securities unregistered under federal securities law) and other illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of the fund in which they are held. Securities with restrictions on resale by that have a readily available market are not deemed illiquid for purposes of this limitation.

         The Funds have adopted a policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Funds may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as liquid if determined to be liquid by the adviser pursuant to the procedures adopted by the board.

         The Securities and Exchange Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the portal system sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the board of trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         The adviser will monitor the liquidity of restricted securities in the Funds' portfolio under the supervision of the trustees. In reaching liquidity decisions, the adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the adviser, (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer), and (5) other factors, if any, which the adviser deems relevant. The adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a fund do not exceed 15% of the fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid.

         ZERO COUPON SECURITIES (Bond Fund). The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when the Adviser would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

                             INVESTMENT RESTRICTIONS

         The following are restrictions for each fund. Numbers 2, 4, and 12 are fundamental restrictions. Those restrictions that are identified as fundamental may not be changed except by a majority vote of shareholders. The other restrictions may be changed by the Board of Trustees without shareholder vote.

         Each fund, except as indicated, may not:

         (1) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

         (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a fund may enter into reverse repurchase agreements or borrow from banks up to 30% of the current value of its total assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of such fund's total net assets (but investments may not be purchased by a fund while borrowings from banks exceed 5% of such Fund's net assets);

         (3) Issue senior securities, except insofar as a fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

         (4) Lend more than 30% in value of the fund's securities, including investments in repurchase agreements, to broker-dealers or other financial organizations. All such loans will be collateralized by cash, U.S. Government obligations or other high-grade debt obligations that are maintained at all times in an amount equal to at least 102% of the current value of loaned securities. The Tax-Exempt Fund will not lend its portfolio securities;

         (5) Invest in companies for the purpose of exercising control or management;

         (6) Invest more than 10% of its total assets in shares of other investment companies;

         (7) Invest in real property or mortgage loans (including limited partnership interest but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act:

         (9) Sell securities short, except to the extent that a fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         (10) Purchase securities on margin, except that a fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (11) Purchase or retain the securities of any issuer, if the individual officers and Trustees of the Funds, the Adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (12) (Equity Fund and Bond Fund only) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount no more than 2% of the value of the Fund's net asset, may be warrants which are not listed on the New York or American Stock Exchanges;

         (14) Write, purchase or sell puts, calls or combinations thereof, except that the equity and fixed income funds may purchase or sell puts and calls as otherwise described in the prospectus or SAI; however, no fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation.

         (16) Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities; or

         (17) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets;

         The Tax-Exempt Fund will not make loans except that the Fund may invest in Colorado obligations which it is permitted to buy.

         With respect to 75% of its assets, no Fund (except the Tax-Exempt
Fund), will invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities). In addition, no Fund will purchase more than 10% of the outstanding voting securities of any one issuer.

         The Tax-Exempt Fund is classified as a "non-diversified" investment company under the 1940 Act. The Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Tax-Exempt Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Tax-Exempt Fund's assets, being primarily or entirely Colorado issues, are accordingly subject to economic and other conditions affecting Colorado.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a fund's investments will not constitute a violation of such limitation, except that any borrowing by a fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and investments in illiquid securities which exceed 15% of net assets will be reduced as promptly as possible to adhere to such limitation. Otherwise, a fund may continue to hold a security even though it causes the fund to exceed a percentage limitation because of fluctuation in the value of the fund's assets.

         The funds may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive purposes. The funds will adopt a temporary defensive position when, in the opinion of the Adviser, such as position is more likely to provide protection against adverse market conditions than adherence to the funds' other investment policies. The types of short-term instruments in which the funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate paper rated at the time of purchase at least within the "A" rating category by Standard & Poor's or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or within the "Prime" category by Moody's).

                               PORTFOLIO TURNOVER

         Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

         The Adviser has employed and will continue to use a securities selection style based on fundamental research analysis and techniques which focuses on the long-term business, industry, and economic cycle. This long-term cyclical view typically results in a low turnover strategy. Because of this long-term investment perspective and the desire to minimize net short-term capital gains, the Funds generally will not engage in the trading of securities for the purposes of realizing short-term profits. Short-term realized capital gains cannot be eliminated, however, as certain market conditions may, in the Adviser's best judgment, warrant realizing such gains.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk. All of the Trustees, with the exception of Mr. Lee and Mr. Maddaloni, were elected at a special meeting of shareholders held March 21, 1997.

NAME                                 POSITION(S) HELD WITH THE     PRINCIPAL OCCUPATION DURING THE
                                     TRUST                         PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander* (73)            Trustee, Chairman and         Mr. Alexander, a member of the Board of Trustees
                                     President                     since December 1993, is the Chief Executive Officer
                                                                   of ALPS Mutual Funds Services, Inc. which provides
                                                                   administration and distribution services for proprietary
                                                                   mutual fund complexes.  Prior to co-founding ALPS,
                                                                   Mr. Alexander was Vice Chairman of First Interstate
                                                                   Bank of Denver, responsible for Trust, Private
                                                                   Banking, Retail Banking, Cash Management Services
                                                                   and Marketing.  Mr. Alexander is currently a member
                                                                   of the Board of Trustees of the Colorado Trust,
                                                                   Colorado's largest foundation as well as a Trustee of
                                                                   the Hunter and Hughes Trusts.  Because of his
                                                                   affiliation with ALPS, Mr. Alexander is considered an
                                                                   "interested" Trustee of Financial Investors Trust.

Mary K. Anstine (59)                 Trustee                       President/Chief Executive Officer, HealthONE
                                                                   Alliance, Denver, CO; Former Executive Vice
                                                                   President, First Interstate Bank of Denver.  Ms.
                                                                   Anstine is currently a Director of the Trust of
                                                                   Colorado, Trustee of the Denver Area Council of


                                      -17-

NAME                                 POSITION(S) HELD WITH THE     PRINCIPAL OCCUPATION DURING THE
                                     TRUST                         PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------
                                                                   the Boy Scouts of America, a Director of the Junior
                                                                   Achievement Board and the Colorado Uplift Board,
                                                                   and a member of the Advisory Boards for the Girl
                                                                   Scouts Mile Hi Council and the Hospice of Metro
                                                                   Denver.  Formerly, Ms. Anstine served as a Director
                                                                   of ALPS from October 1995 to December 1996;
                                                                   Director of HealthONE; a member of the American
                                                                   Bankers Association Trust Executive Committee; and
                                                                   Director of the Center for Dispute Resolution.

Edwin B. Crowder (69)                Trustee                       Mr. Crowder currently operates a marketing concern
                                                                   with operations in the U. S. and Latin America.  He
                                                                   has previously engaged in business pursuits in the
                                                                   restaurant, oil and gas drilling, and real estate
                                                                   development industries.  Mr. Crowder is a former
                                                                   Director of Athletics and Head Football Coach at the
                                                                   University of Colorado.

John R. Moran, Jr. (70)              Trustee                       Mr. Moran is President of The Colorado Trust, a
                                                                   private foundation trust serving the health and hospital
                                                                   community in the State of Colorado.  An attorney,
                                                                   Mr. Moran was formerly a partner with the firm of
                                                                   Kutak Rock & Campbell in Denver, Colorado and a member of
                                                                   the Colorado House of Representatives. He is also a
                                                                   member of the Conference of Southwest Foundations, a
                                                                   member of the Treasurer's Office Investment Advisory
                                                                   Committee for the University of Colorado; a Trustee of
                                                                   the Robert J. Kutak Foundation; Director of the Colorado
                                                                   Wildlife Heritage Foundation; and a member of the Alumni
                                                                   Council of the University of Denver College of Law.

Robert E. Lee (65)                   Trustee                       Mr. Lee has been a Director of Storage Technology
                                                                   Corporation since 1989 and of Equitable of Iowa since 1981.
                                                                   Mr. Lee was the Executive Director of The Denver Foundation
                                                                   from 1989 to 1996, and is currently the Executive Director of Emeritus. Mr. Lee is also a Director of Meredith Capital
                                                                   Corporation and Source Capital Corporation.

Martin J. Maddaloni* (61)            Trustee                       Mr. Maddaloni is General President of the United
                                                                   Association of Journeymen and Apprentices of the
                                                                   Plumbing and Pipe Fitting Industry of the United
                                                                   States and Canada (United Association). Mr.



                                      -18-

NAME                                 POSITION(S) HELD WITH THE     PRINCIPAL OCCUPATION DURING THE
                                     TRUST                         PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------------------
                                                                   Maddaloni is also Chairman of the United
                                                                   Association's National Pension Fund, Treasurer for
                                                                   the National Coordinating Committee for
                                                                   Multiemployer Plans Board of Directors, and he
                                                                   serves as a Member on the Labor Advisory Board
                                                                   for the American Income Life Insurance Company
                                                                   (AIL), and a Director of Union Labor Life Insurance
                                                                   Company (ULLICO). He has served the United
                                                                   Association in various positions including International
                                                                   Vice President (District 2), Special Representative,
                                                                   and International Representative. He is deeply
                                                                   involved in charity work for the Special Olympics,
                                                                   Diabetes/Dad's Day, and the Miami Project to Cure
                                                                   Paralysis.

H. David Lansdowne (53)              Vice President                President and CEO of Tempest, Isenhart, Chafee,
                                                                   Lansdowne and Associates, Inc. since January, 1988.
                                                                   Mr. Lansdowne joined Tempest, Isenhart as Director
                                                                   of Research in 1983.

Robert Alder (58)                    Vice President                Executive Vice President of Tempest, Isenhart,
                                                                   Chafee, Lansdowne and Associates, Inc. since
                                                                   January, 1993.

Russell C. Burk (42)                 Secretary                     Mr. Burk has been General Counsel of ALPS Mutual
                                                                   Funds Services, Inc., the Administrator and
                                                                   Distributor, since February 1999.  Prior to joining
                                                                   ALPS, Mr. Burk served as Securities Counsel for
                                                                   Security Life of Denver, A subsidiary of ING Group.
                                                                   Prior to joining Security Life, Mr. Burk served as
                                                                   General Counsel for RAF Financial Corporation,
                                                                   member NASD.

Jeremy May (30)                       Treasurer                    Mr. May has been the Director of Mutual Fund
                                                                   Operations at ALPS Mutual Funds Services, Inc.
                                                                   since October 1997.  Mr. May joined ALPS in 1995
                                                                   as a Controller.  Prior to joining ALPS, Mr. May was
                                                                   an auditor with Deloitte & Touche LLP in their
                                                                   Denver office.

* Trustees deemed "interested persons" of the Trust for purposes of the 1940
Act.
**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

         Effective after the June 20, 2000, meeting of the Board, non-interested Trustees of the Trust receive from the Trust an annual fee in the amount of $4,000 and $1,500 for attending each Board meeting. Prior to this meeting, the non-interested Trustees received an annual fee in the amount of $4,000 and $500 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

         For the Trust's fiscal year ended April 30, 2000, the Trustees were compensated as follows:


------------------------------------- -------------------- -------------------- ---------------- ---------------------
                                                           PENSION OR                            AGGREGATE
                                                           RETIREMENT           ESTIMATED        COMPENSATION
                                      AGGREGATE            BENEFITS             ANNUAL           FROM THE TRUST
                                      COMPENSATION         ACCRUED AS           BENEFITS         AND FUND
                                      FROM THE             PART OF FUND         UPON             COMPLEX PAID
                                      TRUST                EXPENSES             RETIREMENT       TO TRUSTEES
------------------------------------- -------------------- -------------------- ---------------- ---------------------
Mary K. Anstine,(1)
Trustee                               $6,000               $0                   $0               $6,000

Edwin B. Crowder,(1)
Trustee                               $4,500               $0                   $0               $4,500

Robert E. Lee,(1)
Trustee                               $6,000               $0                   $0               $6,000

John R. Moran, Jr.(1)
Trustee                               $6,000               $0                   $0               $6,000
------------------------------------- -------------------- -------------------- ---------------- ---------------------

(1)  Member of the Audit Committee.

                                     ADVISER

         Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc. ("Tempest, Isenhart"), 1380 Lawrence Street, Suite 1050, Denver, Colorado, acts as the investment adviser to the Funds. Tempest, Isenhart manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. Tempest, Isenhart is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers and dealers selected by it in its discretion.

         The Investment Advisory Agreement ("Advisory Agreement") for the Funds became effective on February 20, 1998. Each Advisory Agreement will continue in effect for a two-year period and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund to Tempest, Isenhart on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

         The Agreements provide that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its obligations under the Advisory Agreement.

                                 CODE OF ETHICS

         The Funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the "Code") that has been adopted by the Funds' Board of Trustees. Access Persons are required to follow the guidelines established by the Code in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Funds' Adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for the Adviser and Distributor. The Adviser is also required to report to the Funds' Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Funds.

                           DISTRIBUTION OF FUND SHARES

         Shares of the Funds are offered on a continuous basis through ALPS Mutual Funds Services, Inc. ("ALPS"), 370 17th Street, Suite 3100, Denver, CO 80202, as Sponsor and Distributor of the Funds. ALPS also serves as administrator and distributor of other mutual funds. As distributor, ALPS acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

          ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT

         Pursuant to an Administration Agreement, ALPS acts as Administrator for the Funds. ALPS provides management and administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, custodian, independent accountants, legal counsel and others. In addition, ALPS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with ALPS.

         The Administration Agreements for the Bond Fund, Equity Fund and Tax-Exempt Fund were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the contracts or interested persons of such parties, at its meeting held on January 20, 1998. At any time, each Administration Agreement is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Administration Agreement upon not more than 60 days written notice to ALPS or by vote of the holders of a majority of the shares of the Fund involved, or, upon 60 days notice, by ALPS.

                                FEES AND EXPENSES

         As compensation for advisory, management and administrative services, the Adviser and ALPS (the "Administrator") are paid a monthly fee at the following annual rates:


                               ADVISORY FEE      ADMINISTRATIVE FEE
Aristata Quality Bond Fund        0.50%             0.20%*
Aristata Equity Fund              0.85%             0.20%*
Aristata Colorado Quality         0.50%             0.20%*
         Tax-Exempt Fund

* Subject to minimum annual fee of $90,000, $180,000 and $60,000 for the Bond Fund, Equity Fund and Tax-Exempt Fund, respectively.

         During the fiscal period from March 2, 1998 (the inception date for each Fund) to April 30, 1998, the Adviser and ALPS were compensated by each fund as follows:


                                        ADVISER       ADMINISTRATOR
Aristata Quality Bond Fund             $ 47,180       $ 18,872
Aristata Equity Fund                   $141,096       $ 33,199
Colorado Quality Tax-Exempt Fund       $ 19,665       $  9,863

         During the fiscal period from March 2 to April 30, 1998, the Adviser waived fees in the amount of $17,002, $37,555 and $18,406 for the Bond Fund, Equity Fund, and Tax-Exempt Fund, respectively.

         During the fiscal year ended April 30, 1999, the Adviser and ALPS were compensated by each fund as follows:


                                        ADVISER       ADMINISTRATOR
Aristata Quality Bond Fund             $280,373       $112,149
Aristata Equity Fund                   $798,166       $188,187
Colorado Quality Tax-Exempt Fund       $ 98,950       $ 60,328

         During the fiscal year ended April 30, 1999, the Adviser waived fees in the amount of $60,012, $146,836 and $89,839 for the Bond Fund, Equity Fund, and Tax-Exempt Fund, respectively.

         During the fiscal year ended April 30, 2000, the Adviser and ALPS were compensated by each fund as follows:


                                        ADVISER       ADMINISTRATOR
Aristata Quality Bond Fund             $235,640       $ 94,907
Aristata Equity Fund                   $711,642       $184,289
Colorado Quality Tax-Exempt Fund       $ 79,757       $ 59,709

         During the fiscal year ended April 30, 2000, the Adviser waived fees in the amount of $31,221, $66,862 and $70,730 for the Bond Fund, Equity Fund, and Tax-Exempt Fund, respectively.

         The Adviser has agreed to waive that portion of its fees to the extent necessary for the Equity Fund, the Bond Fund, and the Tax-Exempt Fund to maintain expense ratios of not more than 1.05%, 0.70% and 0.50%, respectively, of the average net assets of these Funds.

                        DETERMINATION OF NET ASSET VALUE

         As indicated under "How are Fund Shares Valued?" in the Prospectus, each Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open, with the exception of certain bank holidays. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities listed on an exchange or over-the-counter are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Also, it is possible that events can occur that have a significant impact on the value of foreign securities at times when shareholders are unable to purchase or redeem shares of the Funds.

         Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds as described in the prospectus. For further information about this form of payment, please contact ALPS. In connection with an in-kind securities payment, a fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the fund and that the fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Funds may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Funds may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act.

         In addition, the Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

         All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.

                             PORTFOLIO TRANSACTIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

         Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with the Funds or the sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless a permissive order allowing such transactions is obtained from the SEC.

         The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information for securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic-and-security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         The Aristata Equity Fund paid $72,554, $113,259 and $8,370 in brokerage commissions for the fiscal year ended April 30, 2000, April 30, 1999 and the fiscal period from March 2, 1998 to April 30, 1998, respectively, none of which went to affiliated brokers of the Aristata Funds. The Quality Bond and Colorado Quality Tax-Exempt Funds have not paid any brokerage commissions since their inceptions.

         The Funds are required to identify securities of its "regular brokers or dealers" that it has acquired during the Funds' most recent fiscal year. As of April 30, 2000, the Equity Fund held common stock shares of J.P. Morgan & Co. and the Quality Bond Fund held corporate bonds issued by Morgan Stanley Dean Witter & Co., Bear Stearns Co., and Merrill Lynch & Co.

                                    TAXATION

         The Funds intend to continue to qualify to be treated as regulated investment companies for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a fund must
(a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the funds generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31, of a calendar year if declared by a fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Some funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the fund held the PFIC stock. A fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a fund. Each fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends-received deduction from 70 to 50 percent.

         Distributions of net long-term capital gains, if any, designated by the funds as long- term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the fund's shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a fund reduce the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which nevertheless generally will be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders' hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of fund shares will be disallowed to the extent an exempt interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the fund. If the fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a fund is exercised, thereby requiring the fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

         Generally, the hedging transactions undertaken by a fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to stockholders.

         A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. Investors should consult their own tax advisers in this regard.

         Certain requirements that must be met under the Code in order for a fund to qualify as a regulated investment company, may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase, decrease, or eliminate the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

         Income received by a fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, the fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a fund's taxable year whether the foreign taxes paid by a fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a fund makes the election described in the preceding paragraph, the source of the fund's income flows through to its shareholders. With respect to a fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

         THE TAX-EXEMPT FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of each Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

         Individuals, trusts, estates, and corporations who are holders of shares of the Tax-Exempt Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Tax-Exempt Fund to the extent that such distributions qualify as either (1) exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.

         To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.

         There are no municipal income taxes in Colorado. As intangibles, shares in the Tax-Exempt Fund will be exempt from Colorado property taxes.

         Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the Tax-Exempt Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

                                 CAPITALIZATION

         The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional funds will not alter the rights of the shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a fund, each shareholder is entitled to receive his pro rata share of the net assets of that fund.

         In the event of a liquidation or dissolution of the Funds or an individual fund, shareholders of a particular fund would be entitled to receive the assets available for distribution belonging to such fund, and a proportionate distribution, based upon the relative net asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution. Shareholders of a fund are entitled to participate in the net distributable assets of the particular fund involved in liquidation, based on the number of shares of the fund that are held by each shareholder.

                                  VOTING RIGHTS

         Under the Declaration of Trust, the Funds are not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Funds' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

                             PRINCIPAL SHAREHOLDERS

         As of July 31, 2000, the following shareholders owned 5% or more of the outstanding shares of the Funds as listed below:


FUND                                                     PERCENTAGE INTEREST
----------------------------------------------------------------------------
EQUITY FUND
-----------

Colorado State Bank & Trust                                     71.95%
Attn: Trust Department
1600 Broadway
Denver. CO 80202


                                      -32-




Tempest, Isenhart, Chafee, Lansdowne Pension                    11.17%
 and Profit Sharing Plan
1380 Lawrence Street, Suite 1050
Denver, CO 80204

QUALITY BOND FUND

Colorado State Bank & Trust                                     82.06%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

Tempest, Isenhart, Chafee, Lansdowne Pension                    10.31%
and Profit Sharing Plan
1380 Lawrence Street, Suite 1050
Denver, CO 80204

COLORADO QUALITY TAX-EXEMPT FUND

Colorado State Bank & Trust                                     63.10%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

Thomas G. Park Trustee for                                      7.06%
Ruth A. Hopfenbeck Trust
333 Logan Street, #108
Denver, CO 80203
Bonnie McNaughton Living Trust                                  5.23%
817 Seventh Street
Devils Lake, ND 58031

The directors and officers of the Funds, as a group, own less than 1% of each Fund's shares.

                          CUSTODIAN AND TRANSFER AGENT

         Fifth Third Bank has been appointed as the Funds' custodian. Pursuant to a Custodian Agreement, Fifth Third Bank is responsible for holding the Funds' cash and portfolio securities.

         ALPS has been appointed as Transfer Agent for the Funds and will perform dividend disbursing and transfer agency-related services for the Funds.

                        YIELD AND PERFORMANCE INFORMATION

         The Funds may, from time to time, include their yields, effective yields, tax equivalent yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                   (6)
                 YIELD=2[( a-b  +1)    -1]
                           ---
                           cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (that of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. As of April 30, 2000 the 30 day SEC yields for the Bond and Tax-Exempt Funds were 6.79% and 4.50% including fee waivers and reimbursements and 6.68% and 4.05%% without fee waivers and reimbursements, respectively.

         Quotations of tax-equivalent yield for the Bond Fund will be calculated by: (a) dividing the portion of the Fund's yield that is exempt from both Federal and California state income taxes by one minus a stated combined Federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax only by one minus a stated Federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

               (n)
         P(1+T)   =ERV

         (where P = a hypothetical initial payment of $1,000, T= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Average annual total returns for each Fund as of April 30, 2000 were as follows:


                                          1 YEAR                SINCE INCEPTION
Quality Bond Fund                          0.28%                     2.96%
Equity Fund                                2.23%                     7.48%
Colorado Quality Tax-Exempt Fund           0.16%                     2.64%

         Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria, and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      TAX EQUIVALENT YIELD CALCULATIONS-- COLORADO QUALITY TAX-EXEMPT FUND

         The Tax-Exempt Fund's "tax equivalent" yield is computed by: (a) dividing the portion of the Fund's yield that is exempt from both Federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax be one minus a stated Federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

         Tax-Equivalent Yield is based upon the combined state and Federal tax rate assumptions of 32.75% (assuming a 28% federal tax rate and a 4.75% Colorado tax rate) for the Tax-Exempt Fund.

         The following table shows how to translate the yield of an investment that is exempt from both Federal and Colorado personal income taxes into a taxable equivalent yield for the 1999 taxable year. The last four columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and Colorado) yield of 2%, 3%, 4%, 5% and 6%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.21% before Federal and Colorado personal income taxes in order to earn a yield after such taxes of 7%.

                                     1999 Tax Rates and Tax-Equivalent Yields

                                                 Federal Tax   Individual tax exempt yield:
                   Taxable Income*               Bracket**
                                                               2%           3%       4%       5%        6%
Single Return                    Joint Return                  Taxable equivalent yield:
-------------                    ------------
$ -             $ 25,750     $ -       $ 43,050    15.0%       2.35%     3.53%      4.71%     5.88%     7.06%
$ 25,750        $ 62,450     $ 43,050  $104,050    28.0%       2.78%     4.17%      5.56%     6.94%     8.33%
$ 62,450        $130,250     $104,050  $158,550    31.0%       2.90%     4.35%      5.80%     7.25%     8.70%
$130,250        $283,150     $158,550  $283,150    36.0%       3.13%     4.69%      6.25%     7.81%     9.38%
$283,150        above        $283,150  above       39.6%       3.31%     4.97%      6.62%     8.28%     9.93%

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 1999 tax rates.
** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Colorado individual income tax is levied at a flat rate 4.75%


                                    Effective
Federal           Colorado          Combined Federal & State
Tax Rate          Tax Rate          Tax Rate
--------          --------          --------
15.0%             4.75%             19.04%
28.0%             4.75%             31.42%
31.0%             4.75%             34.28%
36.0%             4.75%             39.04%
39.6%             4.75%             42.47%

When your effective combined federal and Colorado state tax rate is:
         19.04%   31.42%   34.28%   39.04%  42.47%

Then your tax-equivalent yield is:

Tax-Equivalent Yield*
---------------------

         2.0%              2.47%            2.92%             3.04%             3.28%            3.48%
         3.0%              3.71%            4.37%             4.56%             4.92%            5.21%
         4.0%              4.94%            5.83%             6.09%             6.56%            6.95%
         5.0%              6.18%            7.29%             7.61%             8.20%            8.69%
         6.0%              7.41%            8.75%             9.13%             9.84%            10.43%
         7.0%              8.65%            10.21%           10.65%            11.48%            12.17%
         8.0%              9.88%            11.67%           12.17%            13.12%            13.91%

* The Fund may invest a portion of its assets in obligations that are subject to state or Federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% Federally and state tax-free.

                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP serves as the independent accountants for the Funds. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                             REGISTRATION STATEMENT

         This SAI and the prospectus do not contain all the information included in the Funds' Registration Statement filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed with the Registration Statement, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements for each Fund for the year ended April 30, 2000 and the report of the Funds' independent public accountants are included in the Funds' most recent Annual Report, and are incorporated herein by reference to such report.

                                    APPENDIX
                           KEY TO MOODY'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Ba Bonds that are rated Ba are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      KEY TO STANDARD & POOR'S BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                            FINANCIAL INVESTORS TRUST

                         U.S. TREASURY MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                   PRIME MONEY MARKET FUND (CLASSES I AND II)



                       370 Seventeenth Street, Suite 3100
                             Denver, Colorado 80202

                                 August 28, 2000


General Information: (800) 298-3442


                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the U.S. Treasury Money Market Fund (the "Treasury Fund"), the U.S. Government Money Market Fund (the "Government Fund"), or the Prime Money Market Fund (the "Prime Fund") (collectively, the "Funds"), dated August 28, 2000 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the Prospectus. The Funds' most recent Annual Report is incorporated herein by reference. A free copy of the Annual Report and additional copies of the Prospectus can be obtained by calling the toll-free number printed above.

                                TABLE OF CONTENTS

                                                                  Page No.
  Investment Policies and Risks .........................................1

  Investment Restrictions ...............................................6

  Management ............................................................7

  Code of Ethics........................................................13

  Calculation of Yields and Performance Information ....................13

  Determination of Net Asset Value .....................................15

  Portfolio Transactions ...............................................16

  Exchange Privilege ...................................................17

  Redemptions ..........................................................17

  Federal Income Taxes..................................................18

  Shares of Beneficial Interest ........................................19

  Principal Shareholders................................................20

  Distribution Plan ....................................................21

  Other Information ....................................................22

  Capitalization........................................................22

  Custodian and Sub-Custodian ..........................................23

  Independent Accountants ..............................................23

  Financial Statements..................................................23

                          INVESTMENT POLICIES AND RISKS


     Financial Investors Trust (the "Trust") is an open-end, diversified management investment company with multiple investment portfolios. The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993. Three of its investment portfolios are discussed in this SAI.


     THE TREASURY FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing exclusively in U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements fully collateralized by direct U.S. Treasury obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.


     THE GOVERNMENT FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by such obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.


     THE PRIME FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a defined group of short-term, U.S. dollar denominated money market instruments. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.


     Shares of the Funds are offered for sale by ALPS Mutual Funds Services, Inc., the Sponsor and Distributor, as an investment vehicle for institutional and high net worth investors.


     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.


     The following information supplements the discussion of the investment objectives and policies of the Funds in each Fund's Prospectus.


     U.S. TREASURY OBLIGATIONS. Each Fund may invest, and the Treasury Fund invests exclusively, in direct obligations of the United States Treasury which have remaining maturities of 13 months or less and related repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis.


     U.S. GOVERNMENT AGENCIES (Government Fund, Prime Fund). The Government Fund and the Prime Fund may invest in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. United States Government agency and instrumentality obligations include master notes issued by these entities but do not include obligations of the World Bank, The Inter-American Development Bank or the Asian Development Bank.

     ASSET-BACKED SECURITIES (Prime Fund). Asset-backed securities purchased by the Fund may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee. However, the extent of the credit enhancement may differ amongst securities and generally only applies to a fraction of the securities' value. With respect to asset-backed securities arising from secured debt (such as automobile receivables), there is a risk that parties other than the originator and servicer of the loan may acquire a security interest superior to that of the securities holders.


     BANK OBLIGATIONS (Prime Fund). These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued or supported by banks. The Funds' policy on concentration in bank obligations and a description of the banks the obligations of which the Fund may purchase are set forth in the Fund's prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.


     COMMERCIAL PAPER (Prime Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). All commercial paper purchased by the Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser. Because variable rate master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for variable rate master demand notes, although they are redeemable, and thus immediately repayable by the borrower, at principal amount, plus accrued interest, at any time.


     CORPORATE DEBT SECURITIES (Prime Fund). Investments in these securities are limited to non-convertible corporate debt securities such as bonds and debentures which have thirteen months or less remaining to maturity and which are rated in one of the highest two short-term rating categories by an NRSRO or are of comparable quality.


     The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations. Those rated "Aaa" by Moody's or "AAA" by Standard & Poor's are judged to be of the highest quality and exhibit an extremely strong ability to pay interest and repay principal. Those rated "Aa" by Moody's or "AA" by Standard & Poor's are judged to be of high quality by all standards and differ from higher rated issues only in a small degree with respect to their ability to pay interest and repay principal. Those rated "A" by Moody's and Standard & Poor's possess many favorable attributes and are to be considered as upper medium grade obligations, although they may be more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent-the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI.


     LOANS OF PORTFOLIO SECURITIES (Prime Fund). The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund.


     The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.


     MORTGAGE-RELATED SECURITIES (Government Fund, Prime Fund). The Government Fund and the Prime Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


     Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. To an even greater extent than other interest-bearing securities, the prices of such securities may be extremely sensitive to, and inversely affected by, changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. Lower than estimated prepayments from an increase in interest rates might alter the expected average life of such securities and increase volatility. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.


     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-

Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


     REPURCHASE AGREEMENTS. Each Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (generally one day). The securities underlying the repurchase agreements will consist exclusively of U.S. Government obligations in which the Funds are otherwise permitted to invest. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, the Funds will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, the Funds' repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Funds' custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, the Funds will seek to liquidate such collateral. However, the exercise of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 (the "1940 Act"). There is no limit on the amount of the Funds' net assets that may be subject to repurchase agreements having a maturity of, or a liquidation feature permitting termination within a period of, seven days or less. The Funds do not presently intend to enter into repurchase agreements which will cause more than 10% of a Fund's net assets to be subject to repurchase agreements having a maturity beyond seven days.


     REVERSE REPURCHASE AGREEMENTS (Prime Fund). The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in a segregated account cash, or other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Fund may purchase U.S. Treasury STRIPS

(Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Fund.


     Each Fund may also purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts
(TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.


     Because of the SEC's views on privately stripped government securities, each Fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, the Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two NRSROs (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by GEAM.


     VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs) (Government Fund, Prime Fund). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.


     A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.


     The Prime Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Fund to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases.


     The Prime Fund may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Fund acquires a right to sell the instruments that meets certain requirements set forth in Rule 2a-7. A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the date on which principal can be recovered on demand. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that matures in more than 397 days but that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. A floating rate instrument that matures in 397 days or less shall be deemed to have a maturity of one day.


     The Government Fund and the Prime Fund may invest in variable and floating rate instruments of the U.S. Government, and its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the rules of the SEC. A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.


     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (Prime Fund). The Fund may purchase securities on a when issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on a Fund and may contribute to volatility of the Fund's net asset value.


     ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. Zero Coupon Bonds purchased by a Fund do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


                             INVESTMENT RESTRICTIONS


     The Funds observe the following fundamental investment restrictions which can be changed only when permitted by law and approved by a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or (ii) more than 50% of the outstanding shares.


The Funds may not:


     (1) purchase securities on margin or purchase real estate or interests therein, commodities or commodity contracts, or make loans, and except that the Funds may purchase or hold short-term debt securities and enter into repurchase agreements with respect to its portfolio securities as described in the Prospectus. For this purpose, repurchase agreements are considered loans;


     (2) invest more than 5% of the current value of the total assets of a Fund in the securities of any one issuer, other than obligations of the United States Government or its agencies or instrumentalities, and repurchase agreements fully collateralized by direct obligations of the U.S. Government;


     (3) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of the Fund, except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities and that the Prime Fund may invest more than 25% of the value of its total assets in securities issued by domestic banks;


     (4) engage in the underwriting of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired; or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account;


     (5) effect a short sale of any security, or issue senior securities except as permitted in paragraph (6). For purpose of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;


     (6) issue senior securities or otherwise borrow money, except that each Fund may borrow from banks as a temporary measure for emergency purposes where such borrowings would not exceed 10% (33 1/3% for the Prime Fund) of a Fund's total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 10% (33 1/3% for the Prime Fund) of the Fund's total assets taken at market value:


     (7) invest more than 10% of the total assets of a Fund in the securities of other investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act;


     (8) invest in any security, including repurchase agreements maturing in over seven days without a liquidation feature or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 10% of the market value of a Fund's assets would be so invested;


     (9) purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus;


     (10) have dealings on behalf of a Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund; and


     (11) purchase equity securities or other securities convertible into equity securities.


     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.


                                   MANAGEMENT


TRUSTEES AND OFFICERS


     The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk.


---------------------------------------------------------------------------------------------------------
NAME (AGE)              POSITION(S) HELD WITH FUNDS         PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------
W. Robert Alexander*    Trustee, Chairman and               Mr. Alexander, a member of the Board of
(73)                    President                           Trustees since December 1993, is the
                                                            Chief Executive Officer of ALPS Mutual
                                                            Funds Services, Inc. which provides
                                                            administration and distribution services
                                                            for proprietary mutual fund complexes.
                                                            Prior to co-founding ALPS, Mr. Alexander
                                                            was Vice Chairman of First Interstate
                                                            Bank of Denver, responsible for Trust,
                                                            Private Banking, Retail Banking, Cash
                                                            Management Services and Marketing. Mr.
                                                            Alexander is currently a member of the
                                                            Board of Trustees of the Colorado Trust,
                                                            Colorado's largest foundation as well as
                                                            a Trustee of the Hunter and Hughes
                                                            Trusts. Because of his affiliation with
                                                            ALPS, Mr. Alexander is considered an
                                                            "interested" Trustee of Financial
                                                            Investors Trust.
---------------------------------------------------------------------------------------------------------
Mary K. Anstine (59)    Trustee                             President/Chief Executive Officer,
                                                            HealthONE, Denver, CO; Former Executive
                                                            Vice President, First Interstate Bank of
                                                            Denver. Ms. Anstine is currently a
                                                            Director of the Trust Bank of Colorado,
                                                            Trustee of the Denver Area Council of
                                                            the Boy Scouts of America, a Director of
                                                            the Junior Achievement Board and the
                                                            Colorado Uplift Board, and a member of
                                                            the Advisory Boards for the Girl Scouts
                                                            Mile Hi Council and the Hospice of Metro
                                                            Denver. Formerly, Ms. Anstine served as
                                                            a Director of ALPS from October 1995 to
                                                            December 1996; Director of HealthONE; a
                                                            member of the American Bankers
                                                            Association Trust Executive Committee;
                                                            and Director of the Center for Dispute
                                                            Resolution.
---------------------------------------------------------------------------------------------------------
Edwin B. Crowder (69)   Trustee                             Mr. Crowder currently operates a
                                                            marketing concern with operations in the
                                                            U.S. and Latin America. He has
                                                            previously engaged in business pursuits
                                                            in the restaurant, oil and gas drilling,
                                                            and real estate development industries.
                                                            Mr. Crowder is a former Director of
                                                            Athletics and head football coach at the
                                                            University of Colorado.
---------------------------------------------------------------------------------------------------------
Robert E. Lee (65)      Trustee                             Mr. Lee has been a Director of Storage
                                                            Technology Corporation since 1989 and of
                                                            Equitable of Iowa since 1981. Mr. Lee
                                                            was the Executive Director of The Denver
                                                            Foundation from 1989 to 1996, and is
                                                            currently the Executive Director of
                                                            Emeritus. Mr. Lee is also a Director of
                                                            Meredith Capital Corporation and Source
                                                            Capital Corporation.


---------------------------------------------------------------------------------------------------------
NAME (AGE)              POSITION(S) HELD WITH FUNDS         PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------
John R. Moran, Jr. (70) Trustee                             Mr. Moran is President of The Colorado
                                                            Trust, a private foundation serving the
                                                            health and hospital community in the
                                                            State of Colorado. An attorney, Mr.
                                                            Moran was formerly a partner with the
                                                            firm of Kutak Rock & Campbell in Denver,
                                                            Colorado and a member of the Colorado
                                                            House of representatives. Currently, Mr.
                                                            Moran is a member of the Board of
                                                            Directors and Treasurer of Grantmakers
                                                            in Health; a Director of the Conference
                                                            of Southwest Foundations; a member of
                                                            the Treasurer's Office Investment
                                                            Advisory Committee for the University of
                                                            Colorado; a Trustee of the Robert J.
                                                            Kutak Foundation; Director of the
                                                            Colorado Wildlife Heritage Foundation;
                                                            and a member of the Alumni Council of
                                                            the University of Denver College of Law.
---------------------------------------------------------------------------------------------------------
Martin J. Maddaloni*    Trustee                             Mr. Maddaloni is General President of
(61)                                                        the United Association of Journeymen and
                                                            Apprentices of the Plumbing and Pipe
                                                            Fitting Industry of the United States
                                                            and Canada (United Association). Mr.
                                                            Maddaloni is also Chairman of the United
                                                            Association's National Pension Fund,
                                                            Treasurer for the National Coordinating
                                                            Committee for Multiemployer Plans Board
                                                            of Directors, and he serves as a Member
                                                            on the Labor Advisory Board for the
                                                            American Income Life Insurance Company
                                                            (AIL), and a Director of Union Labor
                                                            Life Insurance Company (ULLICO). He has
                                                            served the United Association in various
                                                            positions including International Vice
                                                            President (District 2), Special
                                                            Representative, and International
                                                            Representative. He is deeply involved in
                                                            charity work for the Special Olympics,
                                                            Diabetes/Dad's Day, and the Miami
                                                            Project to Cure Paralysis.
---------------------------------------------------------------------------------------------------------
H. David Lansdowne      Vice President                      President and CEO of Tempest, Isenhart,
(53)                                                        Chafee, Lansdowne and Associates since
                                                            January 1998. Mr. Lansdowne joined
                                                            Tempest, Isenhart as Director of
                                                            Research in 1983.
---------------------------------------------------------------------------------------------------------
Robert Alder (58)       Vice President                      Executive Vice President of Tempest,
                                                            Isenhart, Chafee, Lansdowne and Associates
                                                            since January 1993.
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
NAME (AGE)              POSITION(S) HELD WITH FUNDS         PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------
Russell C. Burk (42)    Secretary                           Mr. Burk has been General Counsel of
                                                            ALPS Mutual Funds Services, Inc., the
                                                            Administrator and Distributor, since
                                                            February 1999. Prior to joining ALPS,
                                                            Mr. Burk served as Securities Counsel
                                                            for Security Life of Denver, A
                                                            subsidiary of ING Group. Prior to
                                                            joining Security Life, Mr. Burk served
                                                            as General Counsel for RAF Financial
                                                            Corporation, member NASD.
---------------------------------------------------------------------------------------------------------
Jeremy May (30)         Assistant Treasurer                 Mr. May has been the Director of Mutual
                                                            Fund Operations at ALPS Mutual Funds
                                                            Services, Inc., the Administrator and
                                                            Distributor, since October 1997. Mr. May
                                                            joined ALPS is 1995 as a Controller.
                                                            Prior to joining ALPS, Mr. May was an
                                                            auditor with Deloitte & Touche LLP in
                                                            their Denver office.


* Trustees deemed "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended.


**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.


     Effective after the June 20, 2000 meeting of the Board, non-interested Trustees of the Trust receive from the Trust an annual fee in the amount of $4,000 and $1,500 for attending each Board meeting. Prior to this meeting, the non-interested Trustees received an annual fee in the amount of $4,000 and $500 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.


---------------------------------------------------------------------------------------------------------------
                                                           PENSION OR                            AGGREGATE
                                                           RETIREMENT          ESTIMATED         COMPENSATION
                                           AGGREGATE       BENEFITS            ANNUAL            FROM THE TRUST
                                           COMPENSATION    ACCRUED AS          BENEFITS          AND FUND
                                           FROM THE        PART OF FUND        UPON              COMNPLEX PAID
                                           TRUST           EXPENSES            RETIREMENT        TO TRUSTEES
---------------------------------------------------------------------------------------------------------------
Mary K. Anstine,(1) Trustee                $6,000              $0                 $0                $6,000
---------------------------------------------------------------------------------------------------------------
Edwin B. Crowder,(1) Trustee               $4,500              $0                 $0                $4,500
---------------------------------------------------------------------------------------------------------------
Robert E. Lee,(1) Trustee                  $6,000              $0                 $0                $6,000
---------------------------------------------------------------------------------------------------------------
John R. Moran, Jr.(1) Trustee              $6,000              $0                 $0                $6,000
---------------------------------------------------------------------------------------------------------------

(1) Member of the Audit Committee.


     As of the date of this Statement of Additional Information the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Trust.

     INVESTMENT ADVISER. The Trust retains GE Asset Management Incorporated, formerly GE Investment Management Incorporated (the "Adviser" or "GEAM,") as investment adviser for each Fund. GEAM is a wholly owned subsidiary of General Electric Company ("GE").

     Through GEAM and General Electric Investment Corporation ("GEIC"), an affiliated company of GEAM, wholly owned by GE, and their predecessors, GE has more than 70 years of investment management experience. GEAM and GEIC collectively provide investment management services to various institutional accounts with total assets as of June 30, 2000 in excess of $116 billion, of which more than $30 billion was invested in mutual funds.


     Each Advisory Contract provides that the Adviser will manage the portfolio of each Fund and will furnish to each Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to money market portfolio composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to each Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Funds.

     SPONSOR AND DISTRIBUTOR. Shares of the Funds are offered on a continuous basis through ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, CO 80202 ("ALPS"), the Distributor, pursuant to the Distribution Contract. The Distributor is not obligated to sell any specific amount of shares.

     ADMINISTRATOR. Pursuant to the Administrative Services Contract, ALPS: (i) provides administrative services reasonably necessary for the operation of the Funds (other than those services which are provided by the Adviser pursuant to each Advisory Contract); (ii) provides the Funds with office space and office facilities reasonably necessary for the operation of the Funds; and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Administrative Services Contract. ALPS also serves as the Funds' transfer agent, and as their Bookkeeping and Pricing Agent.

FEES AND EXPENSES

     As compensation for advisory, management and administrative services, the Adviser and ALPS (the "Administrator") are paid a monthly fee at the following annual rates:


TREASURY FUND:

---------------------------------------------------------------------------------------------------------
PORTION OF AVERAGE DAILY VALUE                             ADVISORY    ADMINISTRATIVE(1)         TOTAL
OF NET ASSETS OF THE FUND
---------------------------------------------------------------------------------------------------------
Not exceeding $500 million                                 0.05%               0.26%             0.31%
---------------------------------------------------------------------------------------------------------
In excess of $500 million but not exceeding $1 billion     0.075%              0.24%             0.315%
---------------------------------------------------------------------------------------------------------
In excess of $1 billion but not exceeding $1.5 billion     0.10%               0.22%             0.32%
---------------------------------------------------------------------------------------------------------
In excess of $1.5 billion                                  0.15%               0.22%             0.37%
---------------------------------------------------------------------------------------------------------

GOVERNMENT AND PRIME FUNDS:

---------------------------------------------------------------------------------------------------------
PORTION OF AVERAGE DAILY VALUE                             ADVISORY    ADMINISTRATIVE(1)         TOTAL
OF NET ASSETS OF THE FUND
---------------------------------------------------------------------------------------------------------
Not exceeding $500 million                                 0.04%               0.16%             0.20%
---------------------------------------------------------------------------------------------------------
In excess of $500 million but not exceeding $1 billion     0.06%               0.14%             0.20%
---------------------------------------------------------------------------------------------------------
In excess of $1 billion                                    0.08%               0.12%             0.20%
---------------------------------------------------------------------------------------------------------

(1) Subject to a minimum monthly fee of $50,000 for the Treasury Fund and $30,000 for the Government and Prime Funds.

     At a meeting held on January 20, 1997, the Trustees approved new Advisory Contracts with the Adviser on behalf of the Treasury and Government Funds. The new Advisory Contracts were submitted to shareholders of each respective Fund for their consideration pursuant to a Proxy Statement dated March 3, 1997, and subsequently approved by a majority of the shareholders of each respective Fund at a Special Meeting held on March 21, 1997. Effective March 24, 1997, the Adviser assumed the role of Adviser to each Fund. During the period March 24, 1997 through April 30, 1997, the Adviser earned $8,799 and $3,542 in advisory fees from the Treasury and Government Funds, respectively. During the fiscal year ended April 30, 1998, the Adviser earned $78,117 and $52,818 in advisory fees from the Treasury and Government Funds, respectively. During the fiscal year ended April 30, 1999, the Adviser earned $66,847, $82,280 and $10,306 in advisory fees from the Treasury, Government and Prime Funds, respectively. During the fiscal year ended April 30, 2000, the Adviser earned $45,466, $114,194, and $72,352 in advisory fees from the Treasury, Government and Prime Funds, respectively.


     From the inception of each Fund through March 23, 1997, FGIC Advisors, Inc. ("FGIC") served as the Investment Adviser to the Treasury and Government Funds. During the period May 1, 1996 to March 23, 1997, FGIC earned the following advisory fees (the Prime Fund had not commenced operations as of March 23, 1997):

U.S. TREASURY MONEY MARKET FUND
------------------------------------------------------------
Advisory fees earned                              $739,988
------------------------------------------------------------
Advisory fees waived                              $(739,988)
------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------
Advisory fees earned                              $110,066
------------------------------------------------------------
Advisory fees waived                              $(110,066)
------------------------------------------------------------

     The Administrative fees earned by the Administrator under the Administrative Services Agreement for the last three fiscal periods were as follows (the Prime Fund commenced operations on December 10, 1998):

------------------------------------------------------------------------------------------------------------------
                                                            FISCAL PERIOD ENDED APRIL 30,
                                               2000              1999              1998              1997
                                               ----              ----              ----              ----
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
Administrative fees earned                    $598,357            $603,289           $665,343         $750,000
------------------------------------------------------------------------------------------------------------------
Administrative fees waived                    $(361,831)          $(318,834)         $(349,614)       $(75,890)
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
Administrative fees earned                    $456,100            $367,491           $294,083         $92,781
------------------------------------------------------------------------------------------------------------------
Administrative fees waived                    $(46,805)           $(88,651)          $(143,513)       $(3,949)
------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
Administrative fees earned                    $394,851            $142,027
------------------------------------------------------------------------------------------------------------------
Administrative fees waived                    $(148,438)          $(118,340)
------------------------------------------------------------------------------------------------------------------


     The Administrator has contractually agreed to waive a portion of the administrative fees otherwise payable by each Fund, as well as voluntarily assume a portion of each Fund's expenses, to the extent necessary to maintain a total expense ratio of not more than .33%, .20%, .20% and .45% of the average net assets of the Treasury Fund, Government Fund, Prime Fund Class I and Prime Fund Class II, respectively.


     Except for the expenses paid by the Adviser under the Advisory Contract and the Administrator under the Administrative Services Contract, each Fund bears all costs of its operations. Expenses attributable to the Funds are charged against the assets of each Fund, respectively.


         The Advisory Contract, Distribution Contract and Administrative Services Contract will continue in effect with respect to each Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of a Fund or by the Trust's Trustees; and (ii) by a majority of the

Trustees who are not parties to such contracts or "interested persons" (as defined under the 1940 Act) of any such party. Each contract may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees. The Advisory Contract, Administrative Services Contract and the Distribution Contract shall terminate automatically in the event of their assignment (as defined in the 1940 Act).


     The Trust incurs administration expenses based on the terms of the Administrative Services Contract. In the absence of certain fee waivers and reimbursements, administration fees borne by the Funds might not be in proportion to relative Fund assets.


                                 CODE OF ETHICS


     The Funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the "Code of Ethics") that has been adopted by the Funds' Board of Trustees. Access Persons are required to follow the guidelines established by the Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Funds' Adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code of Ethics, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for the Adviser and Distributor. The Adviser is also required to report to the Funds' Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Funds.


                CALCULATION OF YIELDS AND PERFORMANCE INFORMATION


     From time to time, each class of the Fund may quote its "yield" and "total return" in advertisements or in communications to shareholders. BOTH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.


     Current yield (or "SEC Seven Day Yield") for each Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of a Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7] - 1. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment.


     As of April 30, 2000, the Seven Day Effective Yield and the SEC Seven Day Yield for each Fund was as follows:


           Fund                     7-Day SEC Yield     7-Day Effective Yield
           ----                     ---------------     ---------------------
           Treasury Fund                    5.47%                  5.62%
           Government Fund                  5.80%                  5.97%
           Prime Fund Class I               5.91%                  6.08%
           Prime Fund Class II              5.64%                  5.80%


     Each Fund may, from time to time, include its average annual total returns in advertisements or reports to shareholders or prospective investors.

     Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.


     All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Total return for the Fund will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance, which may be expected in the future.


     The yield and total return for each Class of the Prime Fund are calculated separately due to separate expense structures. The yield and total return of Class II will be lower than that of Class I.


     In connection with communicating its total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating or ranking services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. For example, the Fund's yields may be compared to the IBC/DONOGHUE'S MONEY FUND AVERAGE, which is an average compiled by IBC/DONOGHUE'S MONEY FUND REPORT. In addition, yields may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.


     Since yields fluctuate, you cannot necessarily use yield data to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by service institutions directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.


     From time to time, in marketing pieces and other Fund literature, the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:


Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.


Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.


Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.


Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."


Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.


Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.


Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.


Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.


Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.


New York Times, a nationally distributed newspaper which regularly covers financial news.


Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.


Sylvia Porter's Personal Finance, a monthly magazine focusing on personal money management that periodically rates and ranks mutual funds by performance. Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.


Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.


Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.


     FUND RATINGS. Although it is not an investment objective of the Funds, consistent with the Funds' investment objectives and restrictions, each Fund may seek and receive the highest rating from certain nationally recognized statistical rating organizations (NRSROs), for example, "AAAm" from Standard & Poor's Ratings Group, a Division of McGraw Hill, Inc., or "AAA/V-1+" from Fitch Investor Services, Inc. An NRSRO rating is subject to change and neither insures nor guarantees that the Fund will pay interest or repay principal. NRSRO ratings represent the opinion of the NRSRO based on the investment adviser, quality of the Fund's portfolio holdings, and other criteria. If an NRSRO rating is obtained, the Fund may use the information in advertising or reports to shareholders or prospective investors.


                        DETERMINATION OF NET ASSET VALUE


     The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities and then dividing that value by the total number of the Fund's shares outstanding. For the Prime Fund, calculations are performed separately for each Class, according to each Class' proportion of assets and liabilities. Within each Class, the expenses are allocated proportionately based on the net assets of each Class, except class-specific expenses which are allocated directly to the respective Class. All expenses, including the advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value. Each Fund normally calculates its NAV at 5:00 p.m. Eastern Time.


     The Board of Trustees has established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. The Board of Trustees has approved and adopted procedures under Rule 2a-7 under the Investment Company Act of 1940, as amended, which was enacted by the SEC with the intent of stabilizing money market funds at $1.00 per share. Under the guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security. Rule 2a-7 also provides that the Fund must also do a "mark-to-market" analysis, where it is determined the degree to which any variations may exist between the amortized pricing method and the actual market price of the securities in the Fund. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity.


     While the amortized cost method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.


     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in securities determined by the Trust's Board of Trustees to be "eligible securities" as defined by Rule 2a-7 and to present minimal credit risks. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees or its delegate, at monthly and at regularly scheduled quarterly Board of Trustees meetings, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. There can be no assurance that at all times the $1.00 price per share can be maintained.


     Net asset value is determined as of 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is closed on New Years Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                             PORTFOLIO TRANSACTIONS


     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of securities will often be principal transactions in the case of debt securities traded otherwise than on an exchange. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Adviser, the Funds or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. Under the 1940 Act, persons affiliated with the Adviser, the Funds or the Distributor may act as a broker for the Funds. In order for such persons to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust will regularly review the commissions paid by the Funds to affiliated brokers.


     The trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. As of April 30, 2000, (a) the U.S. Treasury Money Market and U.S. Government Money Market Funds entered into repurchase transactions with: Warburg Dillon Reed, LLC, J.P. Morgan & Co., Inc., Societe General, State Street Bank Corp., Morgan Stanley Inc., Wheat First Securities, Nesbitt Thompson, Chase Securities, Deutsche Bank and Goldman Sachs & Co.; (b) the Prime Money Market Fund entered into repurchase transactions with: Societe General, Morgan Stanley, Inc., Deutsche Bank, Goldman Sachs & Co., Merrill Lynch & Co., Chase Securities and State Street Corp.


                               EXCHANGE PRIVILEGE


     Shareholders who have held all or part of their shares in one of the Funds for at least seven days may exchange those shares for shares of the other Fund if such Fund is available for sale in their state and meets the investment criteria of the investor.


     Before effecting an exchange, shareholders should review the Prospectus of the other Fund. Exercise of the exchange privilege is treated as a redemption for income tax purposes and, depending on the circumstances, a gain or loss may be recognized.


     The exchange privilege may be modified or terminated upon sixty (60) days' written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Funds reserve the right to impose such a limitation. Call or write the Funds for further details.


                                   REDEMPTIONS


     In the event that a Fund does not maintain a constant net asset value per share, the proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal and state and local income tax purposes. Any loss realized on the redemption of Fund shares held, or treated as held, for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends received on the redeemed shares.


     A shareholder's account with the Funds remains open for at least one year following complete redemption and all costs during the period will be borne by the Funds. This permits an investor to resume investments in the Fund during the period in an amount of $25,000 or more.


     To be in a position to eliminate excessive shareholder expense burdens, the Funds reserve the right to adopt a policy pursuant to which a Fund may redeem, upon not less than 30 days' notice, shares of the Fund in an account which has a value below the designated amount set forth in each Fund's prospectus. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account. Shareholder accounts which have a value below the designated amount due to changes in the market value in portfolio securities will not be redeemed.


     The Funds may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable.


     Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of a Fund's portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.


                              FEDERAL INCOME TAXES


     The Funds have each elected to be treated as regulated investment companies and qualified as such in 1998. The Funds intend to continue to so qualify by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies so that the Funds will not be liable for Federal income tax with respect to amounts distributed to shareholders in accordance with the timing requirements of the Code.


     In order to qualify as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and certain other securities in respect of any one issuer to an amount not greater in value than 5% of its assets and 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Funds will not be subject to Federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.


     The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by Fund management to be most likely to attain a Fund's investment objective. Such sales and any resulting gains or losses, may therefore vary considerably from year to year. Since at the time of an investor's purchase of shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in a Fund's portfolio or undistributed income of the Fund, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) represent a return of a portion of his investment.


     The Funds are required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains, as well as the gross proceeds of share redemptions. The Funds may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from taxable dividends (including capital gain dividends) and the proceeds of redemptions of shares paid to non-corporate shareholders who have not furnished the Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. The Funds may also be required to withhold Federal income tax at a rate of 31% if they are notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income.


     Distributions of taxable net investment income and net realized capital gains will be taxable whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against realized capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.


     Any loss realized upon the redemption of shares held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend received on the redeemed shares. Any loss realized upon the redemption of shares within six months after receipt of an exempt-interest dividend will be disallowed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Exchanges are treated as redemptions for Federal tax purposes.


     Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Shareholders should consult their tax advisers for MORE information.


     Each Fund will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes.


     Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to (a) at least 98% of its ordinary income (excluding any capital gain or losses) for the calendar year; plus (b) at least 98% of the excess of its capital gains over capital losses (adjusted for ordinary losses) for the one year period ending on October 31 of such calendar year; plus (c) any ordinary income or capital gain net income (adjusted for certain ordinary losses) from the preceding calendar years which was neither distributed to shareholders nor taxed to the Fund during such year. The Funds intend to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.


     It is important to note that for tax years beginning after August 5, 1997, the Taxpayer Relief Act of 1997 repealed Section 851(b)(3) which required that a RIC must derive less than 30 percent of its gross income from the sales or disposition of stocks or securities held for less than three months.


                          SHARES OF BENEFICIAL INTEREST


     The Trust consists of multiple separate portfolios or Funds. When certain matters affect one Fund but not another, the shareholders would vote as a Fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Fund to approve the proposal as to that Fund. As used in the Prospectuses and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


     The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.


     Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.


                             PRINCIPAL SHAREHOLDERS


     As of July 31, 2000, the following shareholders owned 5% or more of the outstanding shares of the Funds as listed below:


           FUND                                             PERCENTAGE INTEREST
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND

           Metropolitan District                            17.27%
           555 Main Street
           P.O. Box 800
           Hartford, CT 06142-0800

           City of Bridgeport                               6.41%
           45 Lyons Terrace
           Bridgeport, CT 06604

           Blackhawk Central City Sanitation                9.38%
           P.O. Box 362
           Blackhawk, CO 80422


           Riverside County Transportation Commission       6.61%
           3560 University Place
           Riverside, CA 92501

U.S. GOVERNMENT MONEY MARKET FUND

           City of New Haven                                5.09%
           200 Orange St.
           New Haven, CT 06510

           City of Hartford                                 12.58%
           10 Prospect St., Rm. 208
           Hartford, CT 06103-2814

           County of Rock Island, IL                        5.87%
           1504 Third Ave.
           Rock Island, IL 61201

           Diplomat Properties Ltd. Partnership             7.62%
           270 Davidson Avenue
           Somerset, NJ 08873

           City of New Britain                              6.13%
           27 West Main Street
           New Britain, CT 06051

           City of Cranston                                 5.46%
           869 Park Avenue
           Cranston, RI 02910

PRIME MONEY MARKET CLASS I FUND

           Colorado State Bank and Trust                    80.21%
           1600 Broadway
           Denver, CO 80202

PRIME MONEY MARKET CLASS II FUND

           ALPS Mutual Funds Services     100.00%
           370 17th Street, Ste 3100
           Denver, CO 80202


                                DISTRIBUTION PLAN


     The Trustees of the Trust have adopted a Distribution Plan on behalf of Class II of the Prime Fund (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plan to allow the Prime Fund and ALPS to incur distribution expenses. The Plan provides for payment of a distribution fee (12b-1 fee) of up to 0.25% of the average net assets of Class II of the Prime Fund (these fees are in addition to the fees paid to ALPS under the Administration Agreement). The Trust or ALPS, on behalf of Class II of the Prime Fund, may enter into servicing agreements (Service Agreements) with banks, broker/dealers or other institutions (Agency Institutions). The Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated below. The Service Agreements further provide for compensation to broker/dealers for their efforts to sell Class II shares of the Prime Fund. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Prime Fund and reports to recipients other than existing shareholders of the Prime Fund; obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II Shares of the Prime Fund; and providing training, marketing and support to such dealers and others with respect to the sale of Class II Shares of the Prime Fund. The Plan recognizes ALPS may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares.


     The Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Prime Fund and its shareholders. To the extent that the Plan gives ALPS greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.


     The Plan could be construed as compensation because ALPS is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan. ALPS may spend more for marketing and distribution than it receives in fees and reimbursements from the Prime Fund. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, ALPS could be said to have received a profit. For example, if ALPS pays $1 for distribution-related expenses for Class II of the Prime Fund and receives $2 under the Plan, the $1 difference could be said to be a profit for ALPS. (Because ALPS is reimbursed for its out-of-pocket direct promotional expenses, the Plan also could be construed as a reimbursement plan. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payment by ALPS for marketing and distribution there are any remaining fees attributable to the Plan, these may be used as ALPS may elect. Since the amount payable under the Plan will be commingled with ALPS' general funds, including the revenues it receives in the conduct of its business, it is possible that certain of ALPS' overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. The Prime Fund believes that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plan.


                                OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectuses, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                                 CAPITALIZATION


     The Trust was organized as a Delaware Business Trust on November 30, 1993 and consists of eight separate portfolios or series, three of which are discussed in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

     Class I shares of the Prime Fund are sold generally to municipal investors, including municipalities, counties and state agencies, as well as other institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, insurance companies and other financial institutions and high net worth individuals that meet the $1,000,000 minimum investment threshold for this class of shares. When issued, shares of the Trust are fully paid and non-assessable. Class II shares of the Prime Fund are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. Class I and Class II are identical in all respects with the exception that Class I shares have a higher investment minimum and do not impose any 12b-1 fees.


     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.


                          CUSTODIAN AND SUB-CUSTODIAN


     State Street Bank & Trust Company of Connecticut, N.A. acts as Custodian for the Trust. The Custodian, among other things, maintains a custody account or accounts in the name of the Funds; receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and pays all expenses of the Funds. For its services as Custodian, State Street receives an asset-based fee and transaction charges. State Street Bank and Trust Company serves as Sub-Custodian for the Trust. The Administrative Services Agreement between ALPS Mutual Fund Services and the Trust currently provides that the asset-based fee and transaction costs of the Trust's Custodian and Sub-Custodian be paid by ALPS Mutual Fund Services.


                             INDEPENDENT ACCOUNTANTS


     Deloitte & Touche LLP has been selected as the independent accountants for the Trust. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.


                              FINANCIAL STATEMENTS


     The audited financial statements for each Fund for the year ended April 30, 2000 and the report of the Funds' independent public accountants are included in the Funds' most recent Annual Report, and are incorporated herein by reference to such report.

                      UNITED ASSOCIATION S&P 500 INDEX FUND
                           370 17th Street, Suite 3100
                             Denver, Colorado 80202

                                 August 28, 2000

General & Account Information:  (888) 766-8043

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the United Association S&P 500 Index Fund (the "Fund") datedAugust 28, 2000 (the "prospectus"). This SAI contains additional and more detailed information than that set forth in the prospectus and should be read in conjunction with the prospectus. The prospectus may be obtained without charge by writing or calling the Fund at the address and information number printed above.

"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Financial Investors Trust. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in theFund.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                TABLE OF CONTENTS

                                                                          PAGE
------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUND.....................................1
     Indexing Approach....................................................2

INVESTMENT POLICIES AND RISKS.............................................2
     Repurchase Agreements................................................2
     Reverse Repurchase Agreements........................................3
     Lending of Portfolio Securities......................................3
     Illiquid Securities..................................................4
     Futures and Related Options..........................................4
     Risk Factors Associated with Futures and Related Options.............6
     Short-Term Obligations...............................................7
     Derivative Investments...............................................8
     Securities of Other Investment Companies............................10

INVESTMENT RESTRICTIONS..................................................11

PORTFOLIO TURNOVER.......................................................13

MANAGEMENT...............................................................13
     Trustees and Officers...............................................13
     Investment Adviser..................................................16
     Distribution of Fund Shares.........................................17
     Administrator, Transfer Agent, Bookkeeping and Pricing Agent........17
     Fees and Expenses...................................................18

DETERMINATION OF NET ASSET VALUE.........................................18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................19

PORTFOLIO TRANSACTIONS...................................................20

TAXATION.................................................................21

OTHER INFORMATION........................................................22
     Description of the Trust............................................22
     Voting Rights.......................................................23
     Principal Shareholders..............................................23
     Custodian...........................................................24
     Performance Information.............................................25
     Independent Accountants.............................................25
     Registration Statement..............................................26

     ADDITIONAL INFORMATION ABOUT THE UNITED ASSOCIATION S&P 500 INDEX FUND

     The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") is composed of approximately 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 Index on a statistical basis. As of June 30, 2000, the stocks in the S&P 500 Index had an average market capitalization of 25.1 billion and the total market capitalization of all U.S. common stocks was 12 trillion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

     The Fund will normally invest substantially all of its total assets in the stocks that comprise the S&P 500 Index in approximately the same percentages as the stocks represented in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500 Index, such as S&P 500 Index stock index futures contracts or Standard & Poor's Depository Receipts. The Fund may invest in all the approximately 500 stocks comprising the S&P 500 Index, or it may use a statistical sampling technique by selecting approximately 90% of the stocks listed in the index. The Fund will only purchase a security that is included in the S&P 500 Index at the time of such purchase. The Fund may, however, temporarily continue to hold a security that has been deleted from the S&P 500 Index pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market instruments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

     While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500 Index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500 Index. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 Index of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500 Index, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500 Index. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500 Index. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

THE INDEXING APPROACH

     The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 Index (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

     National City Investment Management Company ("IMC"), (the "Adviser") believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500 Index, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500 Index, may cause the return of the Fund to be lower than the return of the index.

     The inclusion of a security in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund.

     The common stock of National City Corporation, the parent company of the Adviser, is included in the S&P 500 Index. Like the other stocks in the S&P 500 Index, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500 Index. As of June 30, 2000, National City Corporation common stock represented 0.8% of the index.


                          INVESTMENT POLICIES AND RISKS

     The prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

REPURCHASE AGREEMENTS

     Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

     The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

     The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

ILLIQUID SECURITIES

     The Fund will not invest more than 15% of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

FUTURES AND RELATED OPTIONS

     The Fund may invest in stock index futures contracts and options of futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase. The Fund may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. The Fund may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

     Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by the Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities the Fund intends to purchase.

     The Fund intends to comply with the regulations of the Commodity Futures Trading Commission (CFTC) exempting it from registration as a "commodity pool operator." The Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, the Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with the Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

     The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     The Fund may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of the Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

     The Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. The Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by the Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

     In addition, the Fund may write covered call and secured put options. A covered call option means that the Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

     The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of its net assets. In order to close out an option position prior to maturity, the Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

     Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, the Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or the Fund closes out the option. In writing a secured put option, the Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Fund.

RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

     In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund varies from the composition of the Index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

     Successful use of futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in the Fund and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract's prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

     The primary risks associated with the use of futures contracts and options are:

     1. The imperfect correlation between the change in market value of the securities held by the Fund and the price of the futures contract or option;

     2. Possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

     3. Losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

     4. The Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

SHORT TERM OBLIGATIONS

     The Fund may hold temporary cash balances which may be invested in various short-term obligations (with maturities of 18 months or less) such as domestic commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, and reverse repurchase agreements. The Fund may invest no more than 5% of its net assets in variable and floating rate obligations.

     In the case of repurchase agreements, default or bankruptcy of the seller may expose the Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Further, it is uncertain whether the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities held by the Fund may decline below the price of the securities it is obligated to repurchase.

     Investments include commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments), which must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F-2" or better by Fitch, "Duff 2" or better by Duff or, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

     Bank obligations include bankers' acceptances and negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

DERIVATIVE INVESTMENTS

     The Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).

     Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     The risk to the Fund due to the use of derivatives in the equity portion of the Fund's portfolio of investments will be limited to 10% of such investments at the time of the derivative transaction.

     The Adviser has adopted the following internal policies concerning management of the structural risk inherent in derivative instruments in the fixed income portion of the Fund's portfolio. The risk to the Fund due to the use of such derivatives will be limited to the principal invested in such instruments. When the Fund engages in short sales "against the box," risk of loss will be limited to the value of the securities "in the box."

     The cash equivalent portion of the Fund's portfolio of investments is managed with an emphasis on safety and high credit quality. This requires that liquidity risk and market risk or interest rate risk, as well as credit risk, be held to minimal levels. The Adviser has determined that many types of floating rate and variable rate instruments, commonly referred to as "derivatives," are considered to be potentially volatile. These derivative instruments are structured in a way that may not allow them to reset to par at an interest rate adjustment date. Accordingly, the Adviser has adopted the following policies with respect to this portion of the Fund's assets.

     The following types of derivative instruments ARE NOT permitted investments for the cash equivalent portion of the Fund's portfolio of investments:

     - leveraged or deleveraged floaters (whose interest rate reset provisions are based on a formula that magnifies the effect of changes in interest rates);

     - range floaters (which do not pay interest if market interest rates move outside of a specified range);

     - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value);

     - inverse floaters (which reset in the opposite direction of their index); and

     - any other structured instruments having cash flow characteristics that can create potential market volatility similar to the instruments listed above.

Additionally, the cash equivalent portion of the Fund's portfolio will not be invested in instruments indexed to longer than one-year rates, or in instruments whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters."

     At the present time, the only derivative investments that have been determined to be suitable for the cash equivalent portion of the Fund's portfolio are:

     - securities based on short-term, fixed-rate contracts; and

     - floating-rate or variable-rate securities whose interest rates reset based on changes in standard money market rate indices such as U.S. government Treasury bills, London Interbank Offered Rate, published commercial paper rates, or federal funds rates.

     The risk to the Fund due to the use of derivatives in the cash equivalent portion of its assets will be limited to the principal invested in such instruments.

     The Adviser will evaluate the risks presented by the derivative instruments purchased by the Fund, and will determine, in connection with day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective.
     Other derivative instruments that are suitable for investment include: asset-backed securities such as those backed by automobile loans or credit card receivables. All such securities, however, must conform to the structural risk standards stated above (i.e. not present high structural risk).

     The Adviser does NOT presently intend to invest in the following types of derivatives on behalf of the Fund:

     - exchange rate-related securities

     - forward currency exchange contracts

     - interest rate swaps

     - structured instruments, such as range notes, dual index notes, leveraged or deleveraged bonds, inverse floaters, index amortizing notes and other structured instruments having similar cash flow characteristics

     There are no policy restrictions on specific types of derivative instruments in which the Fund is permitted to invest. However, structural risk is controlled by adherence to specific overall Fund parameters. The Fund is managed in accordance with a policy goal that constrains the potential variability of overall fund duration and total return in relation to specified investment performance benchmarks. Fund exposure to derivative instruments having high structural risk characteristics is targeted at a maximum of 5.0% of the Fund's net assets with no individual position greater than 1.0% of the Fund. Variability in total Fund duration caused by these securities is targeted not to exceed 0.1 years in any one calendar year.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

     Subject to 1940 Act limitations and pursuant to applicable SEC requirements, the Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

     The Fund may invest in securities issued by other investment companies as described in the Prospectus. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

                             INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

     The Fund may not:

     1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, and tax-free state obligations;

          (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

          (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

          (d) personal credit and business credit businesses will be considered separate industries.

     2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

     3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     5. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "Commodities" includes Commodity Contracts.

     6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

     For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

     Except for the Fund's policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

     In addition, the Fund is subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

     The Fund may not:

     1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

     2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

     3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with the Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     4. Purchase securities of companies for the purpose of exercising control.

     5. Invest more than 15% of its net assets in illiquid securities.

     6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with the Fund's investment practices described in the prospectus or this SAI are not deemed to be pledged for purposes of this limitation.


                               PORTFOLIO TURNOVER

     Changes may be made in the portfolio consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.


                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The Fund is a separate series under Financial Investors Trust (the "Trust"). The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk. All of the Trustees, with the exception of Mr. Lee and Mr. Maddaloni, were elected at a special meeting of shareholders held March 21, 1997.




-----------------------------------------------------------------------------------------------
NAME                      POSITION(S)              PRINCIPAL OCCUPATION DURING THE
                          HELD WITH THE TRUST      PAST 5 YEARS**
-----------------------------------------------------------------------------------------------
W. Robert Alexander       Trustee, Chairman        Mr. Alexander, a member of the Board of
(73)*                     and President            Trustees since December 1993, is the
                                                   Chief Executive Officer of ALPS Mutual
                                                   Funds Services, Inc. which provides
                                                   administration and distribution services
                                                   for proprietary mutual fund complexes.
                                                   Prior to co-founding ALPS, Mr. Alexander
                                                   was Vice Chairman of First Interstate
                                                   Bank of Denver, responsible for Trust,
                                                   Private Banking, Retail Banking, Cash
                                                   Management Services and Marketing. Mr.
                                                   Alexander is currently a member of the
                                                   Board of Trustees of the Colorado Trust,
                                                   Colorado's largest foundation as well as
                                                   a Trustee of the Hunter and Hughes
                                                   Trusts. Because of his affiliation with
                                                   ALPS, Mr. Alexander is considered an
                                                   interested "Trustee" of Financial
                                                   Investors Trust.


-----------------------------------------------------------------------------------------------
Mary K. Anstine (59)      Trustee                  President/Chief Executive Officer,
                                                   HealthONE Alliance, Denver, CO; Former
                                                   Executive Vice President, First
                                                   Interstate Bank of Denver. Ms. Anstine
                                                   is currently a Director of the Trust of
                                                   Colorado, Trustee of the Denver Area
                                                   Council of the Boy Scouts of America, a
                                                   Director of the
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
NAME                      POSITION(S)              PRINCIPAL OCCUPATION DURING THE
                          HELD WITH THE TRUST      PAST 5 YEARS**
-----------------------------------------------------------------------------------------------
                                                   Junior Achievement Board
                                                   and the Colorado Uplift Board, and a
                                                   member of the Advisory Boards for the
                                                   Girl Scouts Mile Hi Council and the
                                                   Hospice of Metro Denver. Formerly, Ms.
                                                   Anstine served as a Director of ALPS
                                                   from October 1995 to December 1996;
                                                   Director of HealthONE; a member of the
                                                   American Bankers Association Trust
                                                   Executive Committee; and Director of the
                                                   Center for Dispute Resolution.
-----------------------------------------------------------------------------------------------
Edwin B. Crowder (69)     Trustee                  Mr. Crowder currently operates a
                                                   marketing concern with operations in the
                                                   U. S. and Latin America. He has
                                                   previously engaged in business pursuits
                                                   in the restaurant, oil and gas drilling,
                                                   and real estate development industries.
                                                   Mr. Crowder is a former Director of
                                                   Athletics and Head Football Coach at the
                                                   University of Colorado.

-----------------------------------------------------------------------------------------------
Martin J. Maddaloni (61)* Trustee                  Mr. Maddaloni is General President of the
                                                   United Association of Journeymen and
                                                   Apprentices of the Plumbing and Pipe
                                                   Fitting Industry of the United States
                                                   and Canada (United Association). Mr.
                                                   Maddaloni is also Chairman of the United
                                                   Association's National Pension Fund,
                                                   Treasurer for the National Coordinating
                                                   Committee for Multiemployer Plans Board
                                                   of Directors, and he serves as a Member
                                                   on the Labor Advisory Board for the
                                                   American Income Life Insurance Company
                                                   (AIL), and a Director of Union Labor
                                                   Life Insurance Company (ULLICO). He has
                                                   served the United Association in various
                                                   positions including International Vice
                                                   President (District 2), Special
                                                   Representative, and International
                                                   Representative. He is deeply involved in
                                                   charity work for the Special Olympics,
                                                   Diabetes/Dad's Day, and the Miami
                                                   Project to Cure Paralysis.
-----------------------------------------------------------------------------------------------
John R. Moran, Jr. (70)   Trustee                  Mr. Moran is President of The Colorado
                                                   Trust, a private foundation trust
                                                   serving the health and hospital
                                                   community in the State of Colorado. An
                                                   attorney, Mr. Moran was formerly a
                                                   partner with the firm of Kutak Rock &
                                                   Campbell in Denver, Colorado and a
                                                   member of the Colorado House of
                                                   Representatives. He is also a member of
                                                   the Conference of Southwest Foundations,
                                                   a member
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NAME                      POSITION(S)              PRINCIPAL OCCUPATION DURING THE
                          HELD WITH THE TRUST      PAST 5 YEARS**
-----------------------------------------------------------------------------------------------
                                                   of the Treasurer's Office Investment
                                                   Advisory Committee for the
                                                   University of Colorado; a Trustee of the
                                                   Robert J. Kutak Foundation; Director of
                                                   the Colorado Wildlife Heritage
                                                   Foundation; and a member of the Alumni
                                                   Council of the University of Denver
                                                   College of Law.
-----------------------------------------------------------------------------------------------
Robert E. Lee (65)        Trustee                  Mr. Lee has been a Director of Storage
                                                   Technology Corporation since 1989 and of
                                                   Equitable of Iowa since 1981. Mr. Lee
                                                   was the Executive Director of The Denver
                                                   Foundation from 1989 to 1996, and is
                                                   currently the Executive Director of
                                                   Emeritus. Mr. Lee is also a Director of
                                                   Meredith Capital Corporation and Source
                                                   Capital Corporation.


-----------------------------------------------------------------------------------------------
H. David Lansdowne (53)   Vice President           President and CEO of Tempest, Isenhart,
                                                   Chafee, Lansdowne and Associates, Inc.
                                                   since January, 1988. Mr. Lansdowne
                                                   joined Tempest, Isenhart as Director of
                                                   Research in 1983.

-----------------------------------------------------------------------------------------------
Robert Alder (58)         Vice President           Executive Vice President of Tempest,
                                                   Isenhart, Chafee, Lansdowne and
                                                   Associates, Inc. since January, 1993.


-----------------------------------------------------------------------------------------------
Russell C. Burk (42)      Secretary                Mr. Burk has been General Counsel of
                                                   ALPS Mutual Funds Services, Inc., the
                                                   Administrator and Distributor, since
                                                   February 1999. Prior to joining ALPS,
                                                   Mr. Burk served as Securities Counsel
                                                   for Security Life of Denver, a
                                                   subsidiary of ING Group. Prior to
                                                   joining Security Life, Mr. Burk served
                                                   as General Counsel for RAF Financial
                                                   Corporation, member NASD.
-----------------------------------------------------------------------------------------------
Jeremy May (30)           Treasurer                Mr. May has been a Director of Mutual
                                                   Fund Operations at ALPS Mutual Funds
                                                   Services, Inc. since October 1997. Prior
                                                   to joining ALPS, Mr. May was an auditor
                                                   with Deloitte & Touche LLP in their
                                                   Denver office.
-----------------------------------------------------------------------------------------------


* Trustees deemed "interested persons" of the Trust for purposes of the 1940
Act.
**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
     Effective after the June 20, 2000 meeting of the Board, non-interested Trustees of the Trust receive from the Trust an annual fee in the amount of $4,000 and an additional fee of $1,500 for attending each Board meeting. Prior to this meeting, the non-interested Trustees received an annual fee in the amount of $4,000 and $500 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

     For the Trust's fiscal year ended April 30, 2000, the Trustees were compensated as follows:



---------------------------------------------------------------------------------------------
                                                PENSION OR                    AGGREGATE
                                                RETIREMENT      ESTIMATED     COMPENSATION
                                AGGREGATE       BENEFITS        ANNUAL        FROM THE TRUST
                                COMPENSATION    ACCRUED AS      BENEFITS      AND FUND
                                FROM THE        PART OF FUND    UPON          COMPLEX PAID
                                TRUST           EXPENSES        RETIREMENT    TO TRUSTEES
---------------------------------------------------------------------------------------------

Mary K. Anstine,             $  6,000            $0                $0          $6,000
Trustee(1)
---------------------------------------------------------------------------------------------
Edwin B. Crowder,            $  4,500            $0                $0          $4,500
Trustee(1)
---------------------------------------------------------------------------------------------
Robert E. Lee                $  6,000            $0                $0          $6,000
Trustee(1)
---------------------------------------------------------------------------------------------
John R. Moran, Jr.           $  6,000            $0                $0          $6,000
Trustee(1)
---------------------------------------------------------------------------------------------

(1) Member of the Audit Committee.


                               INVESTMENT ADVISER

     IMC serves as Investment Adviser to the Fund under an Advisory Agreement dated March 1, 2000. The Advisory Agreement was approved by the Fund's sole shareholder prior to the commencement of the Fund's operations. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

     Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund until December 14, 2001 and from year to year thereafter, subject to annual approval by the Fund's Board of Trustees, or by a vote of the majority of the outstanding shares of the Fund and a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Fund or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.


                           DISTRIBUTION OF FUND SHARES

     Shares of the Fund are offered on a continuous basis through ALPS Mutual Funds Services, Inc. ("ALPS"), 370 17th Street, Suite 3100, Denver, CO 80202, as Sponsor and Distributor of the Fund. ALPS also serves as administrator and distributor of other mutual funds. As distributor, ALPS acts as the Fund's agent to underwrite, sell and distribute shares in a continuous offering.

     The Trustees of the Trust have adopted a Distribution Plan on behalf of Class II (Class II Plan) of the Fund pursuant to Rule 12b-1 (the Rule) under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plan to allow Class II to compensate ALPS for incurring distribution expenses. ALPS receives a Distribution and Service fee (12b-1 fee) of up to 0.10% of the average net assets of Class II shares of the Fund.

     The Class II Plan provides that ALPS may use all or any portion of the fee received pursuant to the Distribution Plan to compensate securities dealers or other persons who have engaged in the sale of Class II Shares pursuant to agreements with ALPS, or to pay any of the expenses associated with other activities authorized under the Class II Plan. Such activities may include, but are not limited to the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sales of Class II Shares, and providing training, marketing and support to such dealers and others with respect to the sale of Class II Shares.


          ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT

     Pursuant to an Administration Contract, ALPS acts as Administrator for the Fund. ALPS provides management and administrative services necessary for the operation of the Fund, including, among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's adviser, custodian, independent accountants, legal counsel and others. In addition, ALPS furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers, employees and Trustees affiliated with ALPS. In addition to administration services, the administration fee also covers the costs of fund accounting, transfer agency, shareholder servicing, printing, registration, legal, audit and Trustees' fees.

     The Administration Contract for the Fund was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the contracts or interested persons of such parties, at its meeting held on December 14, 1999. At any time, the Administration Agreement is terminable with respect to the Fund without penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Administration Agreement upon 60 days written notice to ALPS, by vote of the holders of a majority of the shares of the Fund, or upon 60 days notice by ALPS.

     Under separate agreements, ALPS also serves as the transfer and dividend disbursing agent of the Fund and the bookkeeping and pricing agent of the Fund.


                                FEES AND EXPENSES

     As compensation for advisory, management and administrative services, the Adviser and ALPS (the "Administrator") are paid a monthly fee based on the following annual rates:

                                 ADVISORY FEE              ADMINISTRATIVE FEE
First $500 Million                  .01%                      .12%
Next $500 Million                   .01%                      .085%
Next $1.5 Billion                   .01%                      .06%
In Excess of $2.5 Billion           .005%                     .04%

     During the fiscal year ended April 30, 2000, the Adviser and ALPS were compensated by the Fund as follows:

                                                ADVISER     ADMINISTRATOR
United Association S&P 500 Index Fund           $7,248         $84,026

                        DETERMINATION OF NET ASSET VALUE

     As indicated under "How are Fund Shares Valued?" in the Prospectus, the Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities listed on an exchange or over-the-counter are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Also, it is possible that events can occur that have a significant impact on the value of foreign securities at times when shareholders are unable to purchase or redeem shares of the Funds.

     Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the prospectus. For further information about this form of payment, please contact ALPS. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

     The Fund may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act.

     In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

     All redemptions of shares of the Fund will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.


                             PORTFOLIO TRANSACTIONS

     Pursuant to its Advisory Agreement with the Trust, IMC is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

     While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

     Portfolio securities will not be purchased from or sold to the Fund's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

     The adviser to the Fund has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's banking affiliates. In making recommendations for the Fund, the Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's respective accounts are customers of the respective commercial departments of the Adviser's affiliates.

     Investment decisions for the Fund are made independently from those for the other funds and for other investment companies and accounts advised or managed by the Adviser. Such other funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

     The Fund paid $61,866 in brokerage commissions for the fiscal period from March 2, 2000 to April 30, 2000. During the fiscal period from March 2, 2000 to April 30, 2000, no brokerage commissions were paid by the Fund to an affiliated broker of the Fund.

     The Fund is required to identify securities of its "regular broker dealers" that it has acquired during its most recent fiscal year. As of April 30, 2000, the Fund held common stock shares of J.P. Morgan & Co Inc., State Street Corp., Morgan Stanley Dean Witter, Chase Manhattan Corp., Bear Stearns Co., and Merrill Lynch & Co.


                                    TAXATION

     The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     The Fund will be treated as a separate corporate entity under the Internal Revenue Code (the "Code") and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, the Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income each calendar year to avoid liability for this excise tax.

     If for any taxable year the Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions

(including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

     The Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients".

     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.


                                OTHER INFORMATION

                            DESCRIPTION OF THE TRUST

     The Fund is a separate series under Financial Investors Trust (the "Trust"), an open-end management investment company organized as a Delaware Business Trust under a Declaration of Trust dated November 30, 1993. The Trust consists of eight funds including the Fund.

     The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional funds will not alter the rights of the shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of the Fund, each shareholder is entitled to receive their pro rata share of the net assets of the Fund.

                                  VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of the Trust's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of all of the Funds in the Trust, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a fund-by-fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 (the "Rule") under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A fund is not affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the funds voting together in the aggregate without regard to a particular fund.

                             PRINCIPAL SHAREHOLDERS

     As of July 31, 2000, the following shareholders owned 5% or more of the outstanding shares of the Fund as listed below:


FUND                                                       PERCENTAGE INTEREST
-------------------------------------------------------------------------------
UA S&P 500 INDEX FUND, CLASS I

Plumbers & Pipfitters National Pension Fund                      83.74%
c/o National City Bank
P.O. Box 94984
Cleveland, OH  44101

Retirement Fund Trust of the Plumbing-Heating and                9.58%
 Piping Industry of Southern California
501 Shatto Place, 5th Floor
Los Angeles, CA  90020


UA S&P 500 INDEX FUND, CLASS II

United Union of Roofers, Waterproofers, & Allied                 6.51%
 Workers Local #154 Welfare Fund
370 Vanderbilt Motor Parkway
Hauppauge, NY  11788

Air Conditioning & Refrigeration Pipefitters                     6.33%
 Local Union 725
Attn: Roy V. Smith, Jr.
13185 NW 45th Avenue
Opa Locka, FL  33054

Plumbers & Steamfitters Local No. 100                            17.90%
3629 W. Miller Road
Garland, TX  75041

Plumbers & Pipefitters Local 172 Pension Fund                    16.86%
2111 W. Lincoln Highway
Merrillville, IN  46410

Plumbers & Pipefitters Local #99                                 5.88%
406 Eldorado Road
Bloomington, IL  61704

Plumbers Local Union No. 68                                      9.90%
P.O. Box 8746
Houston, TX  77249-8746

Mechanical Contractors Association of America                    9.99%
1385 Piccard Drive
Rockville, MD  20850


                                    CUSTODIAN

     National City Bank has been appointed as the Fund's custodian. Pursuant to a Custodian Agreement, National City Bank is responsible for holding the Fund's cash and portfolio securities.


                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include its total returns in advertisements or reports to shareholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

     P(1+T)TO THE POWER OF (n)=ERV

(where P = a hypothetical initial payment of $1,000, T= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria, and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


                             INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP serves as the independent accountants for the Fund. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                             REGISTRATION STATEMENT

     This SAI and the prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The

Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                 INTERSTATE FUND

                           370 17th Street, Suite 3100
                             Denver, Colorado 80202

                                 August 28, 2000

General & Account Information:  1-888-761-9525

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the Interstate Fund (the "Fund") dated August 28, 2000 (the "prospectus"). This SAI contains additional and more detailed information than that set forth in the prospectus and should be read in conjunction with the prospectus. The prospectus may be obtained without charge by writing or calling the Fund at the address and information number printed above.

                                TABLE OF CONTENTS


                                                                                        PAGE
--------------------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS............................................................1
     Common Stocks.......................................................................1
     Convertible Securities..............................................................1
     Lending of Portfolio Securities.....................................................2
     Illiquid Securities.................................................................2
     Borrowings and Leverage.............................................................3
     Hedging and other Investment Techniques.............................................3
     Short Sales.........................................................................8
     Securities of Other Investment Companies............................................9

INVESTMENT RESTRICTIONS.................................................................10

MANAGEMENT..............................................................................11
     Trustees and Officers..............................................................11
     Investment Adviser.................................................................15
     Code of Ethics.....................................................................15
     Distribution of Fund Shares........................................................15
     Administrator, Transfer Agent, Bookkeeping and Pricing Agent.......................15
     Fees and Expenses..................................................................16

DETERMINATION OF NET ASSET VALUE........................................................16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................................17

PORTFOLIO TRANSACTIONS..................................................................18

TAXATION................................................................................19

OTHER INFORMATION.......................................................................20
     Description of the Trust...........................................................20
     Voting Rights......................................................................20
     Principal Shareholder..............................................................21
     Custodian..........................................................................21
     Performance Information............................................................21
     Independent Accountants............................................................22
     Registration Statement.............................................................22

                          INVESTMENT POLICIES AND RISKS

         Under normal conditions, at least 75% of the Fund's total assets will be invested in a diversified portfolio of common stocks and securities convertible into common stocks of companies with market capitalizations comparable to those in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund's Adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market.

         The Fund is a diversified Fund as defined in the 1940 Act. A diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of one issuer. The Fund also intends to satisfy the diversification requirements of the Internal Revenue Code in order to qualify as a regulated investment company.

         The prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

COMMON STOCKS

         The Fund will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

CONVERTIBLE SECURITIES

         The Fund may invest up to 25% of its total assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument and in some instances may be subject to conversion into or exchanged for another security at the option of an issuer. The Fund will only purchase convertible securities that have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to at least 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed 33 1/3% of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

ILLIQUID SECURITIES

         The Fund will not invest more than 15% of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

         The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

BORROWINGS AND LEVERAGE

         The Fund may borrow money from banks (including the Fund's custodian bank), subject to the limitations under the 1940 Act. The Fund will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of the Fund's total assets at the time of the transaction.

         The Fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowing within three days to the extent necessary to satisfy this requirement. To reduce its borrowing, the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and the Fund may therefore have little or no investment income during periods of substantial borrowings.

HEDGING AND OTHER INVESTMENT TECHNIQUES

         The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired as well as to increase the Fund's return.

         OPTIONS. The Fund may write (sell) "covered" put and call options and buy put and call options, including securities index and foreign currency options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the xercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A written call option is covered if, for example, the Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A written put option is covered if, for example, the Fund's segregate cash or liquid securities with a value equal to the exercise price of the put option.

         Options purchased or written by the Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

         In some instances in which the Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by them, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

         Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause the Fund to lose the entire premium on purchased options or reduce their ability to effect closing transactions at favorable prices.

         The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of the Fund's total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.

         The Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund loses any opportunity to profit from an increase in the market price of the underlying securities, above the exercise price, while the contract is outstanding, except to the extent the premium represents a profit. The Fund also retains the risk of loss if the price of the security declines, although the premium is intended to offset that loss in whole or in part. As long as its obligations under the option continue, the Fund must assume that the call may be exercised at any time and that the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

         The Fund may enter into a "closing purchase transaction", by purchasing an option identical to the one it has written, and terminate its obligations under the covered call. The Fund will realize a gain (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the premium received upon writing the corresponding call option. Any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund primarily because a price increase of a call option generally reflects an increase in the market price of the securities on which the option is based. In order to sell portfolio securities that cover a call option, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on those securities. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. A liquid secondary market on an exchange may not always exist for any particular option, or at any particular time, and, for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Fund is unable to effect a closing purchase transaction, it will not sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

         The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The Fund may also write put options if it expects a decline in the price of the underlying securities and intends to exercise the option at a price which, offset by the option premium, is less than the current price. The risk of either strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

         The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If the Fund is able to enter into a closing purchase transaction, it will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying securities plus the premiums received from the sale of the option.

         The purchase of put options on securities enables the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund may continue to receive interest or dividend income on the security.

         The Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, delivery of an amount of cash, which loss may only be partially offset by the amount of premium received.

         The Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, the Fund may be able to offset the resulting adverse effect on the Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Fund.

         An option on a securities index, unlike a stock option (which gives the holder the right to purchase or sell a specified stock at a specified price) gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on indexes of debt securities and other types of securities indexes are not currently available. If such options are introduced and traded on exchanges in the future, the Fund may use them.

         The value of securities index options in any investment strategy depends upon the extent to which price movements in the portion of the underlying securities correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

         The Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of a Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "collar," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         FUTURES CONTRACTS AND FORWARDS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of an index future) for a set price in the future. When the contract is entered into, a good faith deposit, known as initial margin, is made with the broker. Subsequent daily payments, known as variation margin, are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are authorized by boards of trade designated as "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). Certain results may be accomplished more quickly, and with lower transaction costs, in the futures market (because of its greater liquidity) than in the cash market.

         The Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. Positions taken in the futures markets are typically liquidated through offsetting transactions, which may result in a gain or a loss, before delivery or cash settlement is required. However, the Fund may close out a position by making or taking delivery of the underlying securities wherever it appears economically advantageous to do so.

         Purchases of options on futures contracts may present less risk than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

         Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there may not always be a liquid market, and it may not be possible to close a futures position at that time; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. Whenever futures positions are used to hedge portfolio securities, however, any increase in the price of the underlying securities held by the Fund may partially or completely offset losses on the futures contracts.

         If a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of engaging in these transactions is to limit the effects of adverse market movements, the attendant expense may cause the Fund's returns to be less than if the transactions had not occurred. Their overall effectiveness, therefore, depends on the Adviser's accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of engaging in these transactions.

         The Fund has the ability to short futures.

         The Fund may purchase and sell stock index futures contracts to hedge the value of the portfolio against changes in market conditions. The Fund may also purchase put and call options on futures contracts and write "covered" put and call options on futures contracts in order to hedge against changes in stock prices. Although the Fund is authorized to invest in futures contracts and related options with respect to non-U.S. instruments, they will limit such investments to those which have been approved by the CFTC for investment by U.S. investors. The Fund may enter into futures contracts and buy and sell related options, provided that the futures contracts and related options investments are made for "bona fide hedging" purposes, as defined under CFTC regulations. No more than 25% of the Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund's investment in options on futures contracts are set forth above under "Options."

         BONA FIDE HEDGING. The Fund will only enter into options and futures transactions for bona fide hedging purposes. The CFTC has defined bona fide hedging in its Rule 1.3(z), which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures and related options by the Funds that would satisfy the Rule include the following:

         (1) to hedge various pertinent securities market risks (e.g. interest rate movements, and broad based or specific equity or fixed-income market movements);

         (2) to establish a position as a temporary substitute for purchasing or selling particular securities;

         (3) to maintain liquidity while simulating full investment in the securities markets.

SHORT SALES

         The Fund intends from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short.

         To secure their obligation to deliver to such broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Furthermore, until the Fund replaces the borrowed security, they must maintain daily the segregated assets at a level so that (1) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

         The Fund is said to have a short position in the securities sold until they deliver to the broker-dealer the securities sold, at which time the Fund receive the proceeds of the sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

         The amount of the Fund's net assets that will at any time be in the type of deposits described above (that is, collateral deposits or segregated assets) will not exceed 25%. These deposits do not have the effect of limiting the amount of money that the Fund may lose on a short sale, as the Fund's possible losses may exceed the total amount of deposits.

         The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

         The Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of further consideration. Such short sales will also be subject to the limitations on short sale transactions referred to above. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. The Fund believe that many broker-dealers will be willing to enter into such arrangements, but there is no assurance that the Fund will be able to enter into such arrangements to the desired degree.

SECURITIES OF OTHER INVESTMENT COMPANIES

         Subject to 1940 Act limitations and pursuant to applicable SEC requirements, the Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

         The Fund may invest in securities issued by other investment companies as described in the Prospectus. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         The Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of the Fund's outstanding shares:

         (a) Borrow money except (i) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (ii) the fund may obtain such short-purchases and sales of fund securities, (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

         (b) the Fund may not issue senior securities, except as may be permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (c) the Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

         (d) the Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, and the interpretations and exemptions under the 1940 Act) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (e) the Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (f) the Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions such as futures, contracts and options thereon or investing in securities that are secured by physical commodities.

         (g) the Fund may not make any loan including, but not limited to, personal loans or loans to persons who control or are under the common control of the Fund, except to the extent permitted by the 1940 Act, and the interpretations and exemptions under the 1940 Act. This restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (h) the Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Trustees of the Trust has adopted internal guidelines for the Fund relating to certain of these restrictions which the adviser must follow in managing the Fund. Any changes to these guidelines, which are set forth below, require the approval of the Board of Trustees, but do not require a shareholder vote.

         1. In complying with the borrowing restriction set forth in (a) above, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or other investment companies.

         2. In complying with the concentration restriction set forth in (d) above, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         3. In complying with the lending restrictions set forth in (g) above, the Fund may lend up to 33 1/3% of its total assets.

         4. Notwithstanding the restriction set forth in (h) above, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as the Fund.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The Fund is a separate series under Financial Investors Trust (the "Trust"). The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk. All of the Trustees, with the exception of Mr. Lee and Mr. Maddaloni, were elected at a special meeting of shareholders held March 21, 1997.

------------------------------------------------------------------------------------------------------------------------
NAME                             POSITION(S)               PRINCIPAL OCCUPATION DURING THE
                                 HELD WITH                 PAST 5 YEARS**
                                 THE TRUST
------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander (72)*        Trustee, Chairman         Mr. Alexander, a member of the Board of Trustees since
                                 and President             December 1993, is the Chief Executive Officer of ALPS
                                                           Mutual Funds Services, Inc. which provides administration
                                                           and distribution services for proprietary mutual fund
                                                           complexes. Prior to co-founding ALPS, Mr. Alexander was Vice
                                                           Chairman of First Interstate Bank of Denver, responsible for
                                                           Trust, Private Banking, Retail Banking, Cash Management
                                                           Services and Marketing. Mr. Alexander is currently a member of the Board of Trustees of the Colorado Trust, Colorado's
                                                           largest foundation as well as a Trustee of the Hunter and
                                                           Hughes Trusts. Because of his affiliation with ALPS, Mr.
                                                           Alexander is considered an "interested" Trustee of Financial
                                                           Investors Trust.
------------------------------------------------------------------------------------------------------------------------
Mary K. Anstine (58)             Trustee                   President/Chief Executive Officer, HealthONE Alliance,
                                                           Denver, CO; Former Executive Vice President, First Interstate
                                                           Bank of Denver. Ms. Anstine is currently a Director of the
                                                           Trust of Colorado, Trustee of the Denver Area Council of the
                                                           Boy Scouts of America, a Director of the Junior Achievement
                                                           Board and the Colorado Uplift Board, and a member of the
                                                           Advisory Boards for the Girl Scouts Mile Hi Council and the
                                                           Hospice of Metro Denver. Formerly, Ms. Anstine served as a
                                                           Director of ALPS from October 1995 to December 1996; Director of HealthONE; a member of the American Bankers Association
                                                           Trust Executive Committee; and Director of the Center for
                                                           Dispute Resolution.
------------------------------------------------------------------------------------------------------------------------
Edwin B. Crowder (68)            Trustee                   Mr. Crowder currently operates a marketing concern with
                                                           operations in the U. S. and Latin America. He has previously engaged in business pursuits in the restaurant, oil and gas drilling, and real estate development industries. Mr.
                                                           Crowder is a former Director of Athletics and Head Football
                                                           Coach at the University of Colorado.
------------------------------------------------------------------------------------------------------------------------
Martin J. Maddaloni (60)*        Trustee                   Mr. Maddaloni is General President of the United Association
                                                           of Journeymen and Apprentices of the Plumbing and Pipe
                                                           Fitting Industry of the United States and Canada (United
                                                           Association). Mr.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME                             POSITION(S)               PRINCIPAL OCCUPATION DURING THE
                                 HELD WITH                 PAST 5 YEARS**
                                 THE TRUST
------------------------------------------------------------------------------------------------------------------------
                                                           Maddaloni is also Chairman of the United Association's
                                                           National Pension Fund, Treasurer for the National
                                                           Coordinating Committee for Multiemployer Plans Board of
                                                           Directors, and he serves as a Member on the Labor
                                                           Advisory Board for the American Income Life Insurance
                                                           Company (AIL), and a Director of Union Labor Life Insurance
                                                           Company (ULLICO). He has served the United Association in
                                                           various positions including International Vice President
                                                           (District 2), Special Representative, and International
                                                           Representative. He is deeply involve d in charity work for the Special Olympics, Diabetes/Dad's Day, and the Miami
                                                           Project to Cure Paralysis.
------------------------------------------------------------------------------------------------------------------------
John R. Moran, Jr. (69)          Trustee                   Mr. Moran is President of The Colorado Trust, a private
                                                           foundation trust serving the health and hospital community in the State of Colorado. An attorney, Mr. Moran was
                                                           formerly a partner with the firm of Kutak Rock & Campbell
                                                           in Denver, Colorado and a member of the Colorado House of
                                                           Representatives. He is also a member of the Conference of
                                                           Southwest Foundations, a member of the Treasurer's Office
                                                           Investment Advisory Committee for the University of
                                                           Colorado; a Trustee of the Robert J. Kutak Foundation;
                                                           Director of the Colorado Wildlife Heritage Foundation; and
                                                           a member of the Alumni Council of the University of Denver
                                                           College of Law.
------------------------------------------------------------------------------------------------------------------------
Robert E. Lee (64)               Trustee                   Mr. Lee has been a Director of Storage Technology Corporation since 1989 and of Equitable of Iowa since 1981. Mr. Lee was the Executive Director of The Denver Foundation from 1989 to
                                                           1996, and is currently the Executive Director of Emeritus.
                                                           Mr. Lee is also a Director of Meredith Capital Corporation and Source Capital Corporation.
------------------------------------------------------------------------------------------------------------------------
H. David Lansdowne (52)          Vice President            President and CEO of Tempest, Isenhart, Chafee, Lansdowne
                                                           and Associates, Inc. since January, 1988. Mr. Lansdowne
                                                           joined Tempest, Isenhart as Director of Research in 1983.
------------------------------------------------------------------------------------------------------------------------
Robert Alder (57)                Vice President            Executive Vice President of Tempest, Isenhart, Chafee,
                                                           Lansdowne and Associates, Inc. since
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME                             POSITION(S)               PRINCIPAL OCCUPATION DURING THE
                                 HELD WITH                 PAST 5 YEARS**
                                 THE TRUST
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                           January, 1993.
------------------------------------------------------------------------------------------------------------------------
Russell C. Burk (41)             Secretary                 Mr. Burk has been General Counsel of ALPS Mutual Funds
                                                           Services, Inc., the Administrator and Distributor, since
                                                           February 1999. Prior to joining ALPS, Mr. Burk served as
                                                           Securities Counsel for Security Life of Denver, A subsidiary of ING Group. Prior to joining Security Life, Mr. Burk
                                                           served as General Counsel for RAF Financial Corporation,
                                                           member NASD.
------------------------------------------------------------------------------------------------------------------------
Jeremy May (30)                  Treasurer                 Mr. May has been a Director of Mutual Fund Operations at
                                                           ALPS Mutual Funds Services, Inc. since October 1997. Prior to joining ALPS, Mr. May was an auditor with Deloitte &
                                                           Touche LLP in their Denver office.
------------------------------------------------------------------------------------------------------------------------

*  Trustees deemed "interested persons" of the Trust for purposes of the 1940
Act.
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

         Effective after the June 20, 2000, meeting of the Board, non-interested Trustees of the Trust receive from the Trust an annual fee in the amoun of $4,000 and $1,500 for attending each Board meeting. Prior to this meeting, the non-interested Trustees received an annual fee in the amount of $4,000 and $500 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Mr. Alexander and Mr. Maddaloni are interested Trustees and receive no compensation from the Trust.

         For the Trust's fiscal year ended April 30, 2000, the Trustees were compensated as follows.

------------------------------------------------------------------------------------------------------------------------
                                                              PENSION OR                              AGGREGATE
                                                              RETIREMENT           ESTIMATED          COMPENSATION
                                         AGGREGATE            BENEFITS             ANNUAL             FROM THE TRUST
                                         COMPENSATION         ACCRUED AS           BENEFITS           AND FUND
                                         FROM THE             PART OF FUND         UPON               COMPLEX PAID
                                         TRUST                EXPENSES             RETIREMENT         TO TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Mary K. Anstine, Trustee(1)              $6,000               $0                   $0                 $6,000
------------------------------------------------------------------------------------------------------------------------
Edwin B. Crowder, Trustee(1)             $4,500               $0                   $0                 $4,500
------------------------------------------------------------------------------------------------------------------------
Robert E. Lee, Trustee(1)                $6,000               $0                   $0                 $6,000
------------------------------------------------------------------------------------------------------------------------
John R. Moran, Jr. Trustee(1)            $6,000               $0                   $0                 $6,000
------------------------------------------------------------------------------------------------------------------------

(1) Member of the Audit Committee.

                               INVESTMENT ADVISER

         Interstate Advisors, Inc. ("Interstate") serves as investment Adviser to the Fund under an Advisory Agreement dated May 8, 2000. The Advisory Agreement was approved by the Fund's sole shareholder prior to the commencement of the Fund's operations. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

         Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund until May 7, 2001 and from year to year thereafter, subject to annual approval by the Fund's Board of Trustees, or by a vote of the majority of the outstanding shares of the Fund and a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Fund or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

                                 CODE OF ETHICS

         The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics (the "Code of Ethics") that has been adopted by the Fund's Board of Trustees. Access Persons are required to follow the guidelines established by the Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code of Ethics, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for the Adviser and Distributor. The Adviser is also required to report to the Fund's Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Fund.

                           DISTRIBUTION OF FUND SHARES

         Shares of the Fund are offered on a continuous basis through ALPS Mutual Funds Services, Inc. ("ALPS"), 370 17th Street, Suite 3100, Denver, CO 80202, as Sponsor and Distributor of the Fund. ALPS also serves as administrator and distributor of other mutual funds. As distributor, ALPS acts as the Fund's agent to underwrite, sell and distribute shares in a continuous offering. ALPS is compensated for its expenses from the Fund.

          ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT

         Pursuant to an Administration Contract, ALPS acts as Administrator for the Fund. ALPS provides management and administrative services necessary for the operation of the Fund, including, among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's adviser, custodian, independent accountants, legal counsel and others. In addition, ALPS furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers, employees and Trustees affiliated with ALPS.

         The Administration Agreement for the Fund was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the contracts or interested persons of such parties, at its meeting held on March 13, 2000. At any time, the Administration Agreement is terminable with respect to the Fund without penalty by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Administration Agreement upon not more than 60 days written notice to ALPS or by vote of the holders of a majority of the shares of the Fund, or, upon 60 days notice by ALPS.

         Under separate agreements, ALPS also serves as the transfer and dividend dispersing agent of the Fund and the bookkeeping and pricing agent of the Fund.

                                FEES AND EXPENSES

         As compensation for advisory, services, the Adviser is paid a monthly fee at an annual rate of 1.00% of the average daily net asset value of the Fund up to $500 million, 0.75% of the average daily net asset value of the Fund on the next $500 million, and 0.50% of the average daily net asset value of the Fund in excess of $1 billion.

         As compensation for management and administrative services, ALPS (the "Administrator") is paid a monthly fee at the annual rate of the greater of $45,000 per year or .050% of the average daily net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

         As indicated under "How are Fund Shares Valued?" in the Prospectus, the Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York Time) each day that the Exchange is open. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities listed on an exchange or over-the-counter are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Also, it is possible that events can occur that have a significant impact on the value of foreign securities at times when shareholders are unable to purchase or redeem shares of the Funds.

         Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the prospectus. For further information about this form of payment, please contact ALPS. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the fund and that the fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Fund may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act.

         In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

         All redemptions of shares of the Fund will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.

                             PORTFOLIO TRANSACTIONS

         Pursuant to its Advisory Agreement with the Trust, Interstate is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

         While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

         Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         The adviser to the Fund has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's banking affiliates. In making recommendations for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's respective accounts are customers of the respective commercial departments of the Adviser's affiliates.

         Investment decisions for the Fund are made independently from those for the other funds and for other investment companies and accounts advised or managed by the Adviser. Such other funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                                    TAXATION

         The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986 (the "Code") and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, the Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income each calendar year to avoid liability for this excise tax.

         If for any taxable year the Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

         The Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients".

         The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                                OTHER INFORMATION

                            DESCRIPTION OF THE TRUST

         The Interstate Fund is a Fund of Financial Investors Trust (the "Trust"), an open-end management investment company organized as a Delaware Business Trust established under a Declaration of Trust dated November 30, 1993. The Trust consists of eight funds including the Interstate Fund.

         The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional funds will not alter the rights of the shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of the Fund, each shareholder is entitled to receive their pro rata share of the net assets of the Fund.

                                  VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of the Trust's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of all of the Funds in the Trust, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a fund-by-fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A fund is not affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the funds voting together in the aggregate without regard to a particular fund.

                              PRINCIPAL SHAREHOLDER

         As of July 31, 2000, the following shareholder owned 5% or more of the outstanding shares of the Fund as listed below:

         FUND                                            PERCENTAGE INTEREST
--------------------------------------------------------------------------------
INTERSTATE FUND

    Bear Stearns & Company                                     99.70%
    Metrotech Center North
    Brooklyn, NY  11201-3859

                                    CUSTODIAN

         Firstar Bank N.A. has been appointed as the Fund's custodian. Pursuant to a Custodian Agreement, Firstar Bank N.A. is responsible for holding the Fund's cash and portfolio securities.

                             PERFORMANCE INFORMATION

         The Fund may, from time to time, include its total returns in advertisements or reports to shareholders or prospective investors.

         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

         P(1+T)TO THE POWER OF (n)=ERV

(where P = a hypothetical initial payment of $1,000, T= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

         Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria, and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP serves as the independent accountants for the Fund. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                             REGISTRATION STATEMENT

         This SAI and the prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                        MAGNET TOTAL MARKET GROWTH FUND

                                 ADVISER SHARES
                                 INVESTOR SHARES

                           370 17th Street, Suite 3100
                             Denver, Colorado 80202

                                 August 28, 2000

General & Account Information:  1-877-677-9649

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for shares of the Magnet Total Market Growth Fund (the "Fund") dated August 28, 2000 (the "prospectus"). This SAI contains additional and more detailed information than that set forth in the prospectus and should be read in conjunction with the prospectus. The prospectus may be obtained without charge by writing or calling the Fund at the address and information number printed above.

                                TABLE OF CONTENTS

                                                                         PAGE
INVESTMENT POLICIES AND RISKS............................................1
     Common Stocks.......................................................1
     Lending of Portfolio Securities.....................................2
     Borrowings and Leverage.............................................2
     Hedging and other Investment Techniques.............................3
     Short Sales.........................................................8
     Securities of Other Investment Companies............................9

INVESTMENT RESTRICTIONS.................................................10

MANAGEMENT..............................................................12
     Trustees and Officers..............................................12
     Investment Adviser.................................................15
     Code of Ethics.....................................................15
     Distribution of Fund Shares........................................16
     Administrator, Transfer Agent, Bookkeeping and Pricing Agent.......16
     Fees and Expenses..................................................16

DETERMINATION OF NET ASSET VALUE........................................17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................18

PORTFOLIO TRANSACTIONS..................................................19

TAXATION................................................................20

OTHER INFORMATION.......................................................21
     Description of the Trust...........................................21
     Voting Rights......................................................22
     Custodian..........................................................22
     Performance Information............................................22
     Independent Accountants............................................23
     Registration Statement.............................................24

                          INVESTMENT POLICIES AND RISKS

 The Fund is diversified and will invest at least 75% of its total assets in the common stock of companies selected from the Dow Jones U.S. Total Market Index-SM- ("DJTMI-US"). The DJTMI-US is an index that first creates a universe of stocks consisting of all the stocks traded on any stock exchange in the United States. This universe of stocks is then screened to remove foreign issues, non-common equity issues, illiquid stocks, stocks with significant ownership by a single person, family or organization, "pink sheet" stocks and over-the-counter stocks. These stocks are then separated into Large-, Mid- and Small-Cap universes. The Large-Cap stock universe comprises 70% of the total universe, while the Mid-Cap and Small-Cap comprise 20% and 10% respectively.

In making its stock selections from the DJTMI-US, Revqual Index-Plus Investors, L.L.C. (the "Adviser") utilizes a proprietary stock selection methodology originally developed by the portfolio managers Jordan Kimmel and Owen Carrol termed MAGNET-Registered Trademark-.

This stock selection process used by the Adviser ranks stocks in the DJTMI-US by strength in each of the following categories: (1) growth in sales as measured by the percentage increase in the net sales of a company over the last year; (2) growth of earnings at a reasonable price, which is a comparison between the growth of a company's earnings per share over the past year and the company's price to earnings ratio; and (3) the company's relative price strength, which is the percentage change in the company's stock price over the past year. The Adviser then selects the most favorably ranked companies for inclusion in the Fund.

     The Fund is a diversified Fund as defined in the Investment Act of 1940, as amended, ("the 1940 Act"). A diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of one issuer. The Fund also intends to satisfy the diversification requirements of the Internal Revenue Code in order to qualify as a regulated investment company.

     The prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

COMMON STOCKS

     The Fund will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to at least 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed 33 1/3% of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

     The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

BORROWINGS AND LEVERAGE

     The Fund may borrow money from banks (including the Fund's custodian bank), subject to the limitations under the 1940 Act. The Fund will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of the Fund's total assets at the time of the transaction.

     The Fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowing within three days to the extent necessary to satisfy this requirement. To reduce its borrowing, the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and the Fund may therefore have little or no investment income during periods of substantial borrowings.

HEDGING AND OTHER INVESTMENT TECHNIQUES

     The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired as well as to increase the Fund's return.

     OPTIONS. The Fund may write (sell) "covered" put and call options and buy put and call options, including securities index and foreign currency options. A call option is a contract that gives the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A written call option is covered if, for example, the Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A written put option is covered if, for example, the Fund's segregate cash or liquid securities with a value equal to the exercise price of the put option.

     Options purchased or written by the Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

     In some instances in which the Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by them, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

     Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause the Fund to lose the entire premium on purchased options or reduce their ability to effect closing transactions at favorable prices.

     The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of the Fund's total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.

     The Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund loses any opportunity to profit from an increase in the market price of the underlying securities, above the exercise price, while the contract is outstanding, except to the extent the premium represents a profit. The Fund also retains the risk of loss if the price of the security declines, although the premium is intended to offset that loss in whole or in part. As long as its obligations under the option continue, the Fund must assume that the call may be exercised at any time and that the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

     The Fund may enter into a "closing purchase transaction", by purchasing an option identical to the one it has written, and terminate its obligations under the covered call. The Fund will realize a gain (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the premium received upon writing the corresponding call option. Any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund primarily because a price increase of a call option generally reflects an increase in the market price of the securities on which the option is based. In order to sell portfolio securities that cover a call option, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on those securities. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. A liquid secondary market on an exchange may not always exist for any particular option, or at any particular time, and, for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Fund is unable to effect a closing purchase transaction, it will not sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

     The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The Fund may also write put options if it expects a decline in the price of the underlying securities and intends to exercise the option at a price which, offset by the option premium, is less than the current price. The risk of either strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If the Fund is able to enter into a closing purchase transaction, it will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying securities plus the premiums received from the sale of the option.

     The purchase of put options on securities enables the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund may continue to receive interest or dividend income on the security.

     The Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, delivery of an amount of cash, which loss may only be partially offset by the amount of premium received.

     The Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, the Fund may be able to offset the resulting adverse effect on the Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Fund.

     An option on a securities index, unlike a stock option (which gives the holder the right to purchase or sell a specified stock at a specified price) gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on indexes of debt securities and other types of securities indexes are not currently available. If such options are introduced and traded on exchanges in the future, the Fund may use them.

     The value of securities index options in any investment strategy depends upon the extent to which price movements in the portion of the underlying securities correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

     The Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of a Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "collar," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     FUTURES CONTRACTS AND FORWARDS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of an index future) for a set price in the future. When the contract is entered into, a good faith deposit, known as initial margin, is made with the broker. Subsequent daily payments, known as variation margin, are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are authorized by boards of trade designated as "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). Certain results may be accomplished more quickly, and with lower transaction costs, in the futures market (because of its greater liquidity) than in the cash market.

     The Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. Positions taken in the futures markets are typically liquidated through offsetting transactions, which may result in a gain or a loss, before delivery or cash settlement is required. However, the Fund may close out a position by making or taking delivery of the underlying securities wherever it appears economically advantageous to do so.

     Purchases of options on futures contracts may present less risk than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

     Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there may not always be a liquid market, and it may not be possible to close a futures position at that time; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. Whenever futures positions are used to hedge portfolio securities, however, any increase in the price of the underlying securities held by the Fund may partially or completely offset losses on the futures contracts.

     If a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of engaging in these transactions is to limit the effects of adverse market movements, the attendant expense may cause the Fund's returns to be less than if the transactions had not occurred. Their overall effectiveness, therefore, depends on the Adviser's accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of engaging in these transactions.

     The Fund has the ability to short futures.

     The Fund may purchase and sell stock index futures contracts to hedge the value of the portfolio against changes in market conditions. The Fund may also purchase put and call options on futures contracts and write "covered" put and call options on futures contracts in order to hedge against changes in stock prices. Although the Fund is authorized to invest in futures contracts and related options with respect to non-U.S. instruments, they will limit such investments to those which have been approved by the CFTC for investment by U.S. investors. The Fund may enter into futures contracts and buy and sell related options, provided that the futures contracts and related options investments are made for "bona fide hedging" purposes, as defined under CFTC regulations. No more than 25% of the Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund's investment in options on futures contracts are set forth above under "Options."

     BONA FIDE HEDGING. The Fund will only enter into options and futures transactions for bona fide hedging purposes. The CFTC has defined bona fide hedging in its Rule 1.3(z), which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures and related options by the Funds that would satisfy the Rule include the following:

     (1) to hedge various pertinent securities market risks (e.g. interest rate movements, and broad based or specific equity or fixed-income market movements);

     (2) to establish a position as a temporary substitute for purchasing or selling particular securities; and

     (3) to maintain liquidity while simulating full investment in the securities markets.

SHORT SALES

     The Fund intends from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short.

     To secure their obligation to deliver to such broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Furthermore, until the Fund replaces the borrowed security, they must maintain daily the segregated assets at a level so that (1) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

     The Fund is said to have a short position in the securities sold until they deliver to the broker-dealer the securities sold, at which time the Fund receive the proceeds of the sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     The amount of the Fund's net assets that will at any time be in the type of deposits described above (that is, collateral deposits or segregated assets) will not exceed 25%. These deposits do not have the effect of limiting the amount of money that the Fund may lose on a short sale, as the Fund's possible losses may exceed the total amount of deposits.

     The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

     The Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of further consideration. Such short sales will also be subject to the limitations on short sale transactions referred to above. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

     In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. The Fund believes that many broker-dealers will be willing to enter into such arrangements, but there is no assurance that the Fund will be able to enter into such arrangements to the desired degree.

SECURITIES OF OTHER INVESTMENT COMPANIES

     Subject to 1940 Act limitations and pursuant to applicable SEC requirements, the Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Fund will not invest in closed-end funds. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

     The Fund may invest in securities issued by other investment companies as described in the Prospectus. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

     The Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of the Fund's outstanding shares:

     (a) Borrow money except (i) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (ii) the fund may obtain such short-purchases and sales of fund securities, (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

     (b) the Fund may not issue senior securities, except as may be permitted by the 1940 Act Laws, interpretations and exemptions.

     (c) the Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933 as amended (the "Securities Act").

     (d) the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

          (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, and tax-free state obligations;

          (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

          (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

          (iv) personal credit and business credit businesses will be considered separate industries.

     (e) the Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (f) the Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions such as futures, contracts and options thereon or investing in securities that are secured by physical commodities.

     (g) the Fund may not make any loan including, but not limited to, personal loans or loans to persons who control or are under the common control of the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (h) the Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Trustees of the Trust has adopted internal guidelines for the Fund relating to certain of these restrictions which the adviser must follow in managing the Fund. Any changes to these guidelines, which are set forth below, require the approval of the Board of Trustees, but do not require a shareholder vote.

     1. In complying with the borrowing restriction set forth in (a), the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or other investment companies.

     2. In complying with the lending restrictions set forth in (g) above, the Fund may lend up to 33 1/3% of its total assets.

     3. Notwithstanding the restriction set forth in (h) above, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as the Fund.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The Fund is a separate series under Financial Investors Trust (the "Trust"). The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk. All of the Trustees, with the exception of Mr. Lee and Mr. Maddaloni, were elected at a special meeting of shareholders held March 21, 1997.

------------------------------------------------------------------------------------------------------------------------------
NAME                               POSITION(S) HELD               PRINCIPAL OCCUPATION DURING THE
                                   WITH THE TRUST                 PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander (73)*          Trustee, Chairman and          Mr. Alexander, a member of the Board of Trustees
                                   President                      since December 1993, is the Chief Executive Officer of
                                                                  ALPS Mutual Funds Services, Inc. which provides
                                                                  administration and distribution services for proprietary
                                                                  mutual fund complexes.  Prior to co-founding ALPS,
                                                                  Mr. Alexander was Vice Chairman of First Interstate
                                                                  Bank of Denver, responsible for Trust, Private Banking,
                                                                  Retail Banking, Cash Management Services and
                                                                  Marketing.  Mr. Alexander is currently a member of the
                                                                  Board of Trustees of the Colorado Trust, Colorado's
                                                                  largest foundation as well as a Trustee of the Hunter and
                                                                  Hughes Trusts.  Because of his affiliation with ALPS,
                                                                  Mr. Alexander is considered an "interested" Trustee of
                                                                  Financial Investors Trust.
------------------------------------------------------------------------------------------------------------------------------
Mary K. Anstine (59)               Trustee                        President/Chief Executive Officer, HealthONE Alliance,
                                                                  Denver, CO; Former Executive Vice President, First
                                                                  Interstate Bank of Denver.  Ms. Anstine is currently a
                                                                  Director of the Trust of Colorado, Trustee of the
                                                                  Denver Area Council of the Boy Scouts of America, a
                                                                  Director of the Junior Achievement Board and the
                                                                  Colorado Uplift Board, and a member of the Advisory
                                                                  Boards for the Girl Scouts Mile Hi Council and the
                                                                  Hospice of Metro Denver.  Formerly, Ms.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NAME                               POSITION(S) HELD               PRINCIPAL OCCUPATION DURING THE
                                   WITH THE TRUST                 PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------
                                                                  Anstine served as a Director of ALPS from October
                                                                  1995 to December 1996; Director of HealthONE; a member
                                                                  of the American Bankers Association Trust Executive
                                                                  Committee; and Director of the Center for Dispute
                                                                  Resolution.
------------------------------------------------------------------------------------------------------------------------------
Edwin B. Crowder (69)              Trustee                        Since 1993, Mr. Crowder has operated a marketing
                                                                  concern with operations in the U. S. and Latin America.
                                                                  He has previously engaged in business pursuits in the
                                                                  restaurant, oil and gas drilling, and real estate
                                                                  development industries.  Mr. Crowder is a former
                                                                  Director of Athletics and Head Football Coach at the
                                                                  University of Colorado.
------------------------------------------------------------------------------------------------------------------------------
Martin J. Maddaloni (61)*          Trustee                        Mr. Maddaloni is General President of the United
                                                                  Association of Journeymen and Apprentices of the
                                                                  Plumbing and Pipe Fitting Industry of the United States
                                                                  and Canada (United Association).  Mr. Maddaloni is
                                                                  also Chairman of the United Association's National
                                                                  Pension Fund, Treasurer for the National Coordinating
                                                                  Committee for Multiemployer Plans Board of Directors,
                                                                  and he serves as a Member on the Labor Advisory
                                                                  Board for the American Income Life Insurance
                                                                  Company (AIL), and a Director of Union Labor Life
                                                                  Insurance Company (ULLICO).  He has served the
                                                                  United Association in various positions including
                                                                  International Vice President (District 2), Special
                                                                  Representative, and International Representative.  He is
                                                                  deeply involved in charity work for the Special
                                                                  Olympics, Diabetes/Dad's Day, and the Miami Project
                                                                  to Cure Paralysis.
------------------------------------------------------------------------------------------------------------------------------
John R. Moran, Jr. (70)            Trustee                        Mr. Moran is President of The Colorado Trust, a
                                                                  private foundation trust serving the health and hospital
                                                                  community in the State of Colorado.  An attorney, Mr.
                                                                  Moran was formerly a partner with the firm of Kutak,
                                                                  Rock & Campbell in Denver, Colorado and a member
                                                                  of the Colorado House of Representatives .  He is also
                                                                  a member of the Conference of Southwest Foundations,
                                                                  a member of the Treasurer's Office Investment
                                                                  Advisory Committee for the University of Colorado; a
                                                                  Trustee of the Robert J. Kutak Foundation; Director of
                                                                  the Colorado Wildlife Heritage
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NAME                               POSITION(S) HELD               PRINCIPAL OCCUPATION DURING THE
                                   WITH THE TRUST                 PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------
                                                                  Foundation; and a member of the Alumni Council of
                                                                  the University of Denver College of Law.
------------------------------------------------------------------------------------------------------------------------------
Robert E. Lee (65)                 Trustee                        Mr. Lee has been a Director of Storage Technology
                                                                  Corporation since 1989 and of Equitable of Iowa since
                                                                  1981.  Mr. Lee was the Executive Director of The
                                                                  Denver Foundation from 1989 to 1996, and is currently
                                                                  the Executive Director of Emeritus.  Mr. Lee is also a
                                                                  Director of Meredith Capital Corporation and Source
                                                                  Capital Corporation.
------------------------------------------------------------------------------------------------------------------------------
H. David Lansdowne (53)            Vice President                 President and CEO of Tempest, Isenhart, Chafee,
                                                                  Lansdowne and Associates, Inc. since January, 1988.
                                                                  Mr. Lansdowne joined Tempest, Isenhart as Director of
                                                                  Research in 1983.
------------------------------------------------------------------------------------------------------------------------------
Robert Alder (58)                  Vice President                 Executive Vice President of Tempest, Isenhart, Chafee,
                                                                  Lansdowne and Associates, Inc. since January, 1993.
------------------------------------------------------------------------------------------------------------------------------
Russell C. Burk (42)               Secretary                      Mr. Burk has been General Counsel of ALPS Mutual
                                                                  Funds Services, Inc., the Administrator and Distributor,
                                                                  since February 1999.  Prior to joining ALPS, Mr. Burk
                                                                  served as Securities Counsel for Security Life of
                                                                  Denver, A subsidiary of ING Group.  Prior to joining
                                                                  Security Life, Mr. Burk served as General Counsel for
                                                                  RAF Financial Corporation, member NASD.
------------------------------------------------------------------------------------------------------------------------------
Jeremy May (30)                    Treasurer                      Mr. May has been a Director of Mutual Fund
                                                                  Operations at ALPS Mutual Funds Services, Inc. since
                                                                  October 1997.  Mr. May joined ALPS in 1995 as a
                                                                  Controller.  Prior to joining ALPS, Mr. May was an
                                                                  auditor with Deloitte & Touche LLP in their Denver
                                                                  office.
------------------------------------------------------------------------------------------------------------------------------

 * Trustees deemed "interested persons" of the Trust for purposes of the 1940
Act.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

     The non-interested Trustees of the Trust receive from the Trust an annual fee in the amount of $4,000 and $1,500 for attending each Board or committee meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Mr. Alexander and Mr. Maddaloni are interested Trustees and receive no compensation from the Trust.

     For the Trust's fiscal year ended April 30, 2000, the Trustees were compensated as follows :

-----------------------------------------------------------------------------------------------
                                               PENSION OR                      AGGREGATE
                                               RETIREMENT       ESTIMATED      COMPENSATION
                             AGGREGATE         BENEFITS         ANNUAL         FROM THE TRUST
                             COMPENSATION      ACCRUED AS       BENEFITS       AND FUND
                             FROM THE          PART OF FUND     UPON           COMPLEX PAID
                             TRUST             EXPENSES         RETIREMENT     TO TRUSTEES(2)
-----------------------------------------------------------------------------------------------
Mary K. Anstine(1)
Trustee                      $6,000            $0               $0             $6,000
-----------------------------------------------------------------------------------------------
Edwin B. Crowder(1)
Trustee                      $4,500            $0               $0             $4,500
-----------------------------------------------------------------------------------------------
Robert E. Lee(1)
Trustee                      $6,000            $0               $0             $6,000
-----------------------------------------------------------------------------------------------
John R. Moran, Jr.(1)
Trustee                      $6,000            $0               $0             $6,000
-----------------------------------------------------------------------------------------------

(1)  Member of the Audit Committee.
(2) The Fund is one of a series of nine funds under Financial Investors Trust.

                               INVESTMENT ADVISER

     Revqual Index-Plus Investors, LLC ("Adviser") serves as investment adviser to the Fund. The Advisory Agreement was approved by the Fund's sole shareholder prior to the commencement of the Fund's operations. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

     Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund for a period of two years from the effective date of the Agreement and from year to year thereafter, subject to annual approval by the Fund's Board of Trustees, or by a vote of the majority of the outstanding shares of the Fund and a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Fund or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

                                 CODE OF ETHICS

     The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by the Fund's Board of Trustees. Access Persons are required to follow the guidelines established by the Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the Code of Ethics, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board of Trustees is required to review and approve the Code of Ethics for the Trust, Adviser and Distributor. The Adviser is also required to report to the Fund's Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Code of Ethics, including any violations thereof which may potentially affect the Fund.

                           DISTRIBUTION OF FUND SHARES

     Shares of the Fund are offered on a continuous basis through ALPS Mutual Funds Services, Inc. ("ALPS"), 370 17th Street, Suite 3100, Denver, CO 80202, as Sponsor and Distributor of the Fund. ALPS also serves as administrator and distributor of other mutual funds. As distributor, ALPS acts as the Fund's agent to underwrite, sell and distribute shares in a continuous offering. ALPS is compensated for its expenses from the Fund.

          ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT

     Pursuant to an Administration Agreement, ALPS acts as Administrator for the Fund. ALPS provides management and administrative services necessary for the operation of the Fund, including, among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's adviser, custodian, independent accountants, legal counsel and others. In addition, ALPS furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers, employees and Trustees affiliated with ALPS.

     The Administration Agreement for the Fund was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the contracts or interested persons of such parties, at its meeting held on March 13, 2000. At any time, the Administration Agreement is terminable with respect to the Fund without penalty by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Administration Agreement upon not more than 60 days written notice to ALPS or by vote of the holders of a majority of the shares of the Fund, or, upon 60 days notice by ALPS.

     Under separate agreements, ALPS also serves as the transfer and dividend dispersing agent of the Fund and the bookkeeping and pricing agent of the Fund.

                                FEES AND EXPENSES

     As compensation for advisory, services, the Adviser is paid a monthly fee at an annual rate of 1.00% of the average daily net asset value of the Fund. The Trustees of the Trust have adopted a separate Distribution Plan (the "Plans") on behalf of the Adviser Shares and Investor Shares (the "Shares") of the Fund pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plan to allow the Shares to compensate ALPS for incurring distribution expenses. ALPS receives a Distribution and Service fee (12b-1 fee) of up to 1.00% of the average net assets of the Adviser Shares and up to 0.25% of the average net assets of the Investor Shares, although the Trustees may limit such fees from time to time for each class of shares. These fees are in addition to the fees paid to ALPS under the Partnership Agreement. The Trust, or ALPS, on behalf of the Shares, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions).

     Each Share's Plan provides that ALPS may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated above. The Service Agreements further provide for compensation to broker-dealers for their efforts to sell shares of the Fund. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders of the Fund; obtaining such information, analysis and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable.

     Each Plan has been approved by the Trustees, including the majority of disinterested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval, and have determined that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

                        DETERMINATION OF NET ASSET VALUE

     As indicated under "How are Fund Shares Valued?" in the Prospectus, the Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York Time) each day that the Exchange is open. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities listed on an exchange or over-the-counter are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Also, it is possible that events can occur that have a significant impact on the value of foreign securities at times when shareholders are unable to purchase or redeem shares of the Funds.

     Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the prospectus. For further information about this form of payment, please contact ALPS. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the fund and that the fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     The Fund may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act.

         In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

         All redemptions of shares of the Fund will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.

                             PORTFOLIO TRANSACTIONS

     Pursuant to its Advisory Agreement with the Trust, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

     While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

     Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

     The adviser to the Fund has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's banking affiliates. In making recommendations for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's respective accounts are customers of the respective commercial departments of the Adviser's affiliates.

     Investment decisions for the Fund are made independently from those for the other funds and for other investment companies and accounts advised or managed by the Adviser. Such other funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                                    TAXATION

     The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986 (the "Code") and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, the Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income each calendar year to avoid liability for this excise tax.

     If for any taxable year the Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

     The Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients".

     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                                OTHER INFORMATION

                            DESCRIPTION OF THE TRUST

     The Magnet Total Market Growth Fund is a Fund of Financial Investors
Trust (the "Trust"), an open-end management investment company organized as a Delaware Business Trust by a Declaration of Trust dated November 30, 1993.
The Trust consists of nine funds including the Magnet Total Market Growth Fund.

     The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional funds will not alter the rights of the shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of the Fund, each shareholder is entitled to receive their pro rata share of the net assets of the Fund.

                                  VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of the Trust's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of all of the Funds in the Trust, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a fund-by-fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A fund is not affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the funds voting together in the aggregate without regard to a particular fund.

                                    CUSTODIAN

     Firstar Bank N.A. has been appointed as the Fund's custodian. Pursuant to a Custodian Agreement, Firstar Bank N.A. is responsible for holding the Fund's cash and portfolio securities.


                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include its total returns in advertisements or reports to shareholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

               (n)
         P(l+T)   =ERV

(where P = a hypothetical initial payment of $1,000, T= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the DJTMI-US, Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria, and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                             INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP serves as the independent accountants for the Fund. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                             REGISTRATION STATEMENT

     This SAI and the prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed with the Registration Statement, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                            PART C. OTHER INFORMATION


Item 23.    EXHIBITS

            *   (a)  (1)       Trust Instrument.

            *        (2)       Revised Trust Instrument.

            *   (b)  (1)       By-Laws of Registrant.

            *        (2)       Revised By-Laws of Registrant.

                (c)            None.

            *   (d)  (1)       Investment Advisory Contract between Registrant
                               and GE Investment Management, Incorporated with
                               respect to the U.S. Treasury Money Market Fund.

            *        (2)       Investment Advisory Contract between Registrant
                               and GE Investment Management, Incorporated with
                               respect to the U.S. Government Money Market Fund.

            **       (3)       Investment Advisory Contract between Registrant
                               and Tempest, Isenhart, Chafee, Lansdowne &
                               Associates, Inc. with respect to the Aristata
                               Equity Fund.

            **       (4)       Investment Advisory Contract between Registrant
                               and Tempest, Isenhart, Chafee, Lansdowne &
                               Associates, Inc. with respect to the Aristata
                               Quality Bond Fund.

            **       (5)       Investment Advisory Contract between Registrant
                               and Tempest, Isenhart, Chafee, Lansdowne &
                               Associates, Inc. with respect to the Aristata
                               Colorado Quality Tax-Exempt Fund.

            **       (6)       Investment Advisory Contract between Registrant
                               and GE Investment Management, Incorporated with
                               respect to the Prime Money Market Fund.

            *****    (7)       Investment Advisory Contract between Registrant
                               and National City Investment Management Company.

            ******   (8)       Investment Advisory Contract between Registrant
                               and Interstate Advisors, Inc.


                     (9)       Form of Investment Advisory and Management
                               Contract between Registrant and Revqual Index-Plus
                               Investors, LLC is filed electronically herewith.

            ** (e)   (1)       Distribution Agreement between Registrant and ALPS
                               Mutual Funds Services, Inc.

                     (2)       Form of Amended Distribution Agreement between
                               Registrant and ALPS Mutual Funds Services, Inc. is filed electronically herewith.

            ******   (3)       Amended and Restated Administration Agreement
                               between Registrant and ALPS Mutual Funds Services,
                               Inc.

                (f)            None.

            *    (g) (1)       Custodian Contract between Registrant and State
                               Street Bank and Trust Company.

            *        (2)       Custodian Contract between Registrant and Fifth
                               Third Bank.

            *****    (3)       Custodian Contract between Registrant and National
                               City Bank.

            ******   (4)       Custodian Contract between Registrant and Firstar
                               Bank N.A. with respect to the Interstate Fund.

                     (5)       Form of Custodian Contract between Registrant and
                               Firstar Bank N.A. with respect to the Magnet
                               Total Market Growth Fund is filed electronically herewith.

            **   (h) (1)       Transfer Agency and Service Agreement between
                               Registrant and ALPS Mutual Funds Services, Inc.

                     (2)       Form of Amended and Restated Transfer Agency and
                               Service Agreement between Registrant and ALPS Mutual
                               Funds Services, Inc. is filed electronically herewith.

            **       (3)       Bookkeeping and Pricing Agreement between
                               Registrant and ALPS Mutual Funds Services, Inc.

                     (4)       Form of Amended Bookkeeping and Pricing Agreement
                               between Registrant and ALPS Mutual Funds Services, Inc.
                               is filed electronically herewith.

            ***      (5)       Subscription Agreement.

                  (i) Opinion and Consent of Davis, Graham & Stubbs LLP, counsel to Registrant is filed electronically herewith.

                  (j)          Consent of Independent Public Accountants Deloitte
                               & Touche, LLP is filed electronically herewith.

                  (k)          None

                  (l)          None

            ****  (m)(1)       Distribution Plan - Prime Money Market Fund
                               Class II

            *****    (2)       Distribution Plan - United Association S & P 500
                               Index Fund.

            ******   (3)       Distribution Plan - Interstate Fund.

                     (4)       Form of Distribution Plan - Magnet Total Market
                               Growth Fund, Adviser Shares is filed electronically herewith.

                     (5)       Form of Distribution Plan - Magnet Total Market
                               Growth Fund, Investor Shares is filed
                               electronically herewith.

                  (n)          Omitted by Rule Change

            ****  (o)          Rule 18f-3 Plan

            ******(p)(1)       Code of Ethics for ALPS Mutual Funds Services,
                               Inc.

            ******   (2)       Code of Ethics for Tempest, Isenhart, Chafee,
                               Lansdowne & Associates, Inc. Code of Ethics.

            ******   (3)       Code of Ethics for National City Bank .

            ******   (4)       Code of Ethics for Interstate Advisors, Inc.

                     (5)       Form of Code of Ethics for Revqual Index-Plus
                               Investors, LLC is filed electronically herewith.

     * Filed with Post-Effective Amendment No. 7 to Registrant's Registration Statement on August 28, 1997.
    ** Filed with Post-Effective Amendment No. 10 to Registrant's Registration
       Statement on June 12, 1998
   *** Filed with Post-Effective Amendment No. 5 to Registrant's Registration
       Statement on August 28, 1996.
  **** Filed with Post-Effective Amendment 12 to Registrant's Registration
       Statement on June 29, 1999.
 ***** Filed with Post-Effective Amendment 15 to Registrant's Registration
       Statement on February 14, 2000.
****** Filed with Post-Effective Amendment 17 to Registrant's Registration
       Statement on May 8, 2000.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

Item 25.  INDEMNIFICATION.

          As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), and
Section 1.10 of the Distribution Agreement (Exhibit (e)(1) and (e)(2) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

          The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

          With respect to all Funds, reference is made to "Management of the Trust" in the Prospectus for each such Fund forming Part A and "Management" in the Statement of Additional Information for such Funds forming Part B of this Registration Statement.

          The list required by this Item 26 of officers and directors of GEIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31947).

          The list required by this Item 26 of officers and directors of Tempest, Isenhart, Chafee, Lansdowne & Assocs. ("Tempest"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Tempest pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-11809-3).

          The list required by this Item 26 of officers and directors of National City Investment Management Company ("National City"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by National City pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-446).

          The list required by this Item 26 of officers and directors of Interstate Advisors, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Interstate Advisors, Inc. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-57203).

          The list required by this Item 26 of officers and directors of Revqual Index-Plus Investors, LLC ("Revqual") together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Revqual pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-57818).

Item 27.  PRINCIPAL UNDERWRITER

          (a) ALPS Mutual Funds Services, Inc. acts as Distributor/ Underwriter for various other unrelated registered investment companies.

          (b)       Officers and Directors


Name and Principal                       Positions and Offices with                Positions and Offices with
Business Address*                        Registrant                                Underwriter
-------------------------------          -------------------------------------     ----------------------------
W. Robert Alexander                      Chairman of the Board of Trustees and     Chairman, Chief Executive
                                         President                                 Officer and Secretary

Arthur J. L. Lucey                       None                                      Vice Chairman and Director

Thomas A. Carter                         None                                      Chief Financial Officer


Edmund J. Burke                          None                                      President and Director


Russell C. Burk                          Secretary                                 General Counsel


Jeremy O. May                            Treasurer                                 Vice President


Rick A. Pederson                         None                                      Director


Chris Woessner                           None                                      Director


John Hannon                              None                                      Director


--------------------------------
*All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

          (c)       Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of ALPS Mutual Funds Services, Inc., General Electric Investment Management, Inc. and Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc.

Item 29.  MANAGEMENT SERVICES

          Not applicable.

Item 30.  UNDERTAKINGS.

          (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

          (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

          (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report upon request and without a charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 19 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on August 25, 2000.

                                              FINANCIAL INVESTORS TRUST
                                              (Registrant)


                                              By: /s/  W. ROBERT ALEXANDER
                                              ------------------------------
                                              W. Robert Alexander
                                              Trustee and President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                       Date
---------                         -----                       ----

/s/  W. ROBERT ALEXANDER          Trustee and            August 25, 2000
-------------------------         President
W. Robert Alexander

/s/  ROBERT E. LEE                Trustee                August 25, 2000
-------------------------
Robert E. Lee

/s/  MARY K. ANSTINE              Trustee                August 25, 2000
-------------------------
Mary K. Anstine

/s/  EDWIN B. CROWDER             Trustee                August 25, 2000
-------------------------
Edwin B. Crowder

/s/  JOHN R. MORAN, JR            Trustee                August 25, 2000
-------------------------
John R. Moran, Jr.

/s/ MARTIN MADDALONI              Trustee                August 25, 2000
-------------------------
Martin Maddaloni

                                INDEX TO EXHIBITS
                            FINANCIAL INVESTORS TRUST


EXHIBIT NUMBER

d(9) Form of Investment Advisory and Management Contract between Registrant and Revqual Index-Plus Investors, LLC.


e(2) Form of Amended Distribution Agreement between Registrant and ALPS Mutual Funds Services, Inc.


g(5) Form of Custodian Contract between Registrant and Firstar Bank N.A. with respect to the Magnet Total Market Growth Fund.

h(2) Form of Amended and Restated Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc.


h(3) Form of Amended Bookkeeping and Pricing Agreement between Registrant and ALPS Mutual Funds Services, Inc.


i              Opinion and Consent of Davis, Graham & Stubbs LLP, Counsel to
               Registrant.


j              Consent of Independent Public Accountants Deloitte & Touche LLP.


m(4)           Form of Distribution Plan - Magnet Total Market Growth Fund,
               Adviser Shares.


m(5)           Form of Distribution Plan - Magnet Total Market Growth Fund,
               Investor Shares.

p(5)           Form of Code of Ethics for Revqual Index-Plus Investors, LLC.